UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Dividend Income Fund

Semiannual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	7

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	12

Notes to Financial Statements	20

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Dividend Income Fund

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		I	R
Inception	11/25/02		11/25/02		11/25/02		09/27/10	03/28/08
Sales charge	without	with	without	with	without	with	without	without
6 month (cumulative)	13.87	7.32	13.41	8.41	13.43	12.43	14.14	13.72
1-year	13.46	6.94	12.66	7.66	12.67	11.67	n/a	13.26
5-year	4.49	3.27	3.73	3.38	3.74	3.74	n/a	4.35
10-year/Life	4.76	4.14	3.98	3.98	3.97	3.97	14.04	4.69

Share class	T		W	Z
Inception	03/04/98		09/27/10	03/04/98
Sales charge	without	with	without	without
6 month (cumulative)	13.75	7.21	13.87	14.00
1-year	13.40	6.89	n/a	13.82
5-year	4.44	3.21	n/a	4.77
10-year/Life	4.71	4.09	13.78	5.09

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Strategic Equity Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. Class R share performance information includes returns of Class A shares for the period from November 25, 2002 through March 27, 2008, and the returns of Retail A shares for periods prior thereto. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes (and, in the case of Class R shares, Class A shares) and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class B and Class C, and the returns shown for periods prior to March 28, 2008 would be lower for Class R shares.

Class I and Class W shares were initially offered on September 27, 2010.

1The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/11

+13.87%

Class A shares (without sales charge)

+18.13%

Russell 1000 Index[1]

Net asset value per share

as of 03/31/11 ($)
Class A	13.65
Class B	13.35
Class C	13.34
Class I	13.67
Class R	13.66
Class T	13.65
Class W	13.65
Class Z	13.66

Distributions declared per share

10/01/10 – 03/31/11 ($)
Class A	0.15
Class B	0.10
Class C	0.10
Class I	0.17
Class R	0.13
Class T	0.14
Class W	0.15
Class Z	0.16

1

Understanding Your Expenses – Columbia Dividend Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/10 – 3/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,138.70	1,019.70	5.60	5.29	1.05
Class B	1,000.00	1,000.00	1,134.10	1,015.96	9.58	9.05	1.80
Class C	1,000.00	1,000.00	1,134.30	1,015.96	9.58	9.05	1.80
Class I	1,000.00	1,000.00	1,141.40	1,021.44	3.74	3.53	0.70
Class R	1,000.00	1,000.00	1,137.20	1,018.45	6.93	6.54	1.30
Class T	1,000.00	1,000.00	1,137.50	1,019.45	5.86	5.54	1.10
Class W	1,000.00	1,000.00	1,138.70	1,019.70	5.60	5.29	1.05
Class Z	1,000.00	1,000.00	1,140.00	1,020.94	4.27	4.03	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class A, Class B, Class C, Class R, Class T, Class W and Class Z shares, account value at the end of the period for Class A, Class B, Class C, Class R, Class T, Class W and Class Z shares would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Dividend Income Fund

March 31, 2011 (Unaudited)

Common Stocks – 94.5%
	Shares	Value ($)
Consumer Discretionary – 8.1%
Hotels, Restaurants & Leisure – 1.5%
McDonald's Corp.	723,675	55,064,431
Hotels, Restaurants & Leisure Total		55,064,431
Leisure Equipment & Products – 0.6%
Mattel, Inc.	816,125	20,345,996
Leisure Equipment & Products Total		20,345,996
Media – 2.4%
McGraw-Hill Companies, Inc.	533,775	21,030,735
Meredith Corp.	685,150	23,240,288
Time Warner, Inc.	1,213,700	43,329,090
Media Total		87,600,113
Multiline Retail – 1.5%
Nordstrom, Inc.	449,275	20,163,462
Target Corp.	714,150	35,714,642
Multiline Retail Total		55,878,104
Specialty Retail – 2.1%
Home Depot, Inc.	1,153,675	42,755,195
Limited Brands, Inc.	151,650	4,986,252
Staples, Inc.	525,250	10,200,355
TJX Companies, Inc.	341,050	16,960,417
Specialty Retail Total		74,902,219
Consumer Discretionary Total		293,790,863
Consumer Staples – 11.4%
Beverages – 2.1%
Coca-Cola Co.	313,325	20,789,114
Diageo PLC, ADR	489,375	37,300,162
PepsiCo, Inc.	273,950	17,645,120
Beverages Total		75,734,396
Food & Staples Retailing – 0.8%
Wal-Mart Stores, Inc.	554,625	28,868,231
Food & Staples Retailing Total		28,868,231
Food Products – 2.4%
General Mills, Inc.	682,300	24,938,065
H.J. Heinz Co.	930,850	45,444,097
J.M. Smucker Co.	271,850	19,407,372
Food Products Total		89,789,534
Household Products – 2.3%
Kimberly-Clark Corp.	497,500	32,471,825
Procter & Gamble Co.	860,700	53,019,120
Household Products Total		85,490,945
Tobacco – 3.8%
Altria Group, Inc.	1,457,525	37,939,376

	Shares	Value ($)
Philip Morris International, Inc.	1,521,225	99,837,996
Tobacco Total		137,777,372
Consumer Staples Total		417,660,478
Energy – 13.7%
Energy Equipment & Services – 2.0%
Schlumberger Ltd.	363,550	33,904,673
Transocean Ltd. (a)	474,250	36,967,788
Energy Equipment & Services Total		70,872,461
Oil, Gas & Consumable Fuels – 11.7%
Chevron Corp.	818,450	87,926,083
ConocoPhillips	532,625	42,535,433
Encana Corp.	816,625	28,198,061
Exxon Mobil Corp.	1,319,575	111,015,845
Kinder Morgan, Inc. (a)	610,000	18,080,400
Murphy Oil Corp.	205,150	15,062,113
Occidental Petroleum Corp.	341,000	35,631,090
Penn West Petroleum Ltd.	677,150	18,757,055
Royal Dutch Shell PLC, ADR	970,625	70,719,737
Oil, Gas & Consumable Fuels Total		427,925,817
Energy Total		498,798,278
Financials – 14.8%
Capital Markets – 3.2%
BlackRock, Inc., Class A	208,150	41,840,232
Eaton Vance Corp.	799,275	25,768,626
Northern Trust Corp.	558,375	28,337,531
T. Rowe Price Group, Inc.	331,050	21,988,341
Capital Markets Total		117,934,730
Commercial Banks – 2.8%
PNC Financial Services Group, Inc.	561,000	35,337,390
U.S. Bancorp	1,316,900	34,805,667
Wells Fargo & Co.	1,024,775	32,485,367
Commercial Banks Total		102,628,424
Consumer Finance – 1.0%
American Express Co.	813,275	36,760,030
Consumer Finance Total		36,760,030
Diversified Financial Services – 2.9%
CME Group, Inc.	72,018	21,717,028
JPMorgan Chase & Co.	1,799,225	82,944,272
Diversified Financial Services Total		104,661,300
Insurance – 3.9%
Arthur J. Gallagher & Co.	828,050	25,181,000
Chubb Corp.	346,775	21,260,775
MetLife, Inc.	1,134,831	50,760,991
Progressive Corp.	479,600	10,133,948
RenaissanceRe Holdings Ltd.	138,750	9,572,363

See Accompanying Notes to Financial Statements.

3

Columbia Dividend Income Fund

March 31, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Unum Group	899,100	23,601,375
Insurance Total		140,510,452
Real Estate Investment Trusts (REITs) – 0.5%
Digital Realty Trust, Inc.	321,450	18,689,103
Real Estate Investment Trusts (REITs) Total		18,689,103
Thrifts & Mortgage Finance – 0.5%
People's United Financial, Inc.	1,561,125	19,638,953
Thrifts & Mortgage Finance Total		19,638,953
Financials Total		540,822,992
Health Care – 9.7%
Biotechnology – 0.5%
Amgen, Inc. (a)	335,000	17,905,750
Biotechnology Total		17,905,750
Pharmaceuticals – 9.2%
Abbott Laboratories	1,296,300	63,583,515
Bristol-Myers Squibb Co.	2,961,175	78,263,855
Johnson & Johnson	757,600	44,887,800
Merck & Co., Inc.	2,163,175	71,406,407
Pfizer, Inc.	3,873,825	78,677,386
Pharmaceuticals Total		336,818,963
Health Care Total		354,724,713
Industrials – 10.5%
Aerospace & Defense – 3.7%
Honeywell International, Inc.	920,425	54,958,576
Raytheon Co.	680,625	34,623,394
United Technologies Corp.	535,075	45,294,099
Aerospace & Defense Total		134,876,069
Commercial Services & Supplies – 0.8%
Waste Management, Inc.	774,450	28,917,963
Commercial Services & Supplies Total		28,917,963
Electrical Equipment – 0.7%
Emerson Electric Co.	466,025	27,229,841
Electrical Equipment Total		27,229,841
Industrial Conglomerates – 1.2%
General Electric Co.	2,110,800	42,321,540
Industrial Conglomerates Total		42,321,540
Machinery – 3.4%
Deere & Co.	417,375	40,439,464
Dover Corp.	508,075	33,400,850
Illinois Tool Works, Inc.	334,200	17,953,224
Parker Hannifin Corp.	347,500	32,901,300
Machinery Total		124,694,838

	Shares	Value ($)
Road & Rail – 0.7%
Norfolk Southern Corp.	352,775	24,436,724
Road & Rail Total		24,436,724
Industrials Total		382,476,975
Information Technology – 10.0%
IT Services – 5.0%
Accenture PLC, Class A	853,450	46,914,146
Automatic Data Processing, Inc.	628,625	32,254,749
International Business Machines Corp.	632,550	103,149,928
IT Services Total		182,318,823
Office Electronics – 0.5%
Canon, Inc., ADR	447,125	19,382,869
Office Electronics Total		19,382,869
Semiconductors & Semiconductor Equipment – 2.9%
Intel Corp.	3,074,500	62,012,665
Linear Technology Corp.	250,400	8,420,952
Texas Instruments, Inc.	950,350	32,844,096
Semiconductors & Semiconductor Equipment Total		103,277,713
Software – 1.6%
Microsoft Corp.	2,291,825	58,120,682
Software Total		58,120,682
Information Technology Total		363,100,087
Materials – 5.6%
Chemicals – 3.5%
E.I. du Pont de Nemours & Co.	478,275	26,290,777
International Flavors & Fragrances, Inc.	374,675	23,342,252
RPM International, Inc.	806,725	19,143,584
Sherwin-Williams Co.	724,800	60,875,952
Chemicals Total		129,652,565
Containers & Packaging – 0.7%
Sonoco Products Co.	666,850	24,159,976
Containers & Packaging Total		24,159,976
Metals & Mining – 1.4%
BHP Billiton Ltd., ADR	245,650	23,552,922
Nucor Corp.	602,400	27,722,448
Metals & Mining Total		51,275,370
Materials Total		205,087,911
Telecommunication Services – 6.1%
Diversified Telecommunication Services – 6.1%
AT&T, Inc.	3,500,000	107,100,000
Verizon Communications, Inc.	2,750,000	105,985,000

See Accompanying Notes to Financial Statements.

4

Columbia Dividend Income Fund

March 31, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Windstream Corp.	615,000	7,915,050
Diversified Telecommunication Services Total		221,000,050
Telecommunication Services Total		221,000,050
Utilities – 4.6%
Electric Utilities – 2.0%
American Electric Power Co., Inc.	684,800	24,063,872
Entergy Corp.	150,000	10,081,500
NextEra Energy, Inc.	251,150	13,843,388
PPL Corp.	979,150	24,772,495
Electric Utilities Total		72,761,255
Gas Utilities – 0.8%
National Fuel Gas Co.	405,175	29,982,950
Gas Utilities Total		29,982,950
Multi-Utilities – 1.8%
PG&E Corp.	386,750	17,086,615
Public Service Enterprise Group, Inc.	735,450	23,174,030
Sempra Energy	485,000	25,947,500
Multi-Utilities Total		66,208,145
Utilities Total		168,952,350
Total Common Stocks (cost of $2,879,271,841)		3,446,414,697
Convertible Preferred Stocks – 1.4%
Consumer Staples – 0.5%
Food Products – 0.5%
Archer-Daniels-Midland Co., 6.250%	367,075	16,573,436
Food Products Total		16,573,436
Consumer Staples Total		16,573,436
Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Apache Corp., 6.000%	72,200	5,116,092
Oil, Gas & Consumable Fuels Total		5,116,092
Energy Total		5,116,092
Financials – 0.8%
Commercial Banks – 0.6%
Fifth Third Bancorp., 8.500%	140,000	20,632,500
Commercial Banks Total		20,632,500

	Shares	Value ($)
Diversified Financial Services – 0.2%
Citigroup, Inc., 7.500%	65,000	8,222,500
Diversified Financial Services Total		8,222,500
Financials Total		28,855,000
Total Convertible Preferred Stocks (cost of $48,161,130)		50,544,528
Investment Company – 1.8%
SPDR S&P 500 ETF Trust	480,000	63,604,800
Total Investment Company (cost of $62,969,472)		63,604,800
	Par ($)
Short-Term Obligation – 2.4%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.040%, collateralized by a U.S. Treasury obligation maturing 05/15/20, market value $90,306,975 (repurchase proceeds $88,532,098)	88,532,000	88,532,000
Total Short-Term Obligation (cost of $88,532,000)		88,532,000
Total Investments – 100.1% (cost of $3,078,934,443)(b)		3,649,096,025
Other Assets & Liabilities, Net – (0.1)%		(3,756,748)
Net Assets – 100.0%		3,645,339,277

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $3,078,934,443.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

See Accompanying Notes to Financial Statements.

5

Columbia Dividend Income Fund

March 31, 2011 (Unaudited)

Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$3,446,414,697	$—	$—	$3,446,414,697
Convertible Preferred Stocks
Consumer Staples	16,573,436	—	—	16,573,436
Energy	5,116,092	—	—	5,116,092
Financials	8,222,500	20,632,500	—	28,855,000
Total Convertible Preferred Stocks	29,912,028	20,632,500	—	50,544,528
Total Investment Company	63,604,800	—		63,604,800
Total Short-Term Obligation	—	88,532,000	—	88,532,000
Total Investments	$3,539,931,525	$109,164,500	$—	$3,649,096,025

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the Fund held investments in the following sectors:

Sector Allocation	% of Net Assets
Financials	15.6
Energy	13.8
Consumer Staples	11.9
Industrials	10.5
Information Technology	10.0
Health Care	9.7
Consumer Discretionary	8.1
Telecommunication Services	6.1
Materials	5.6
Utilities	4.6
95.9
Investment Company	1.8
Short-Term Obligation	2.4
Other Assets & Liabilities, Net	(0.1)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities – Columbia Dividend Income Fund

March 31, 2011 (Unaudited)

		($)
Assets	Investments, at identified cost	3,078,934,443
	Investments, at value	3,649,096,025
	Cash	839
	Receivable for:
	Fund shares sold	12,501,539
	Dividends	8,829,832
	Interest	98
	Expense reimbursement due from Investment Manager	51,839
	Trustees' deferred compensation plan	122,216
	Prepaid expenses	4,122
	Total Assets	3,670,606,510
Liabilities	Payable for:
	Investments purchased	16,790,742
	Fund shares repurchased	5,596,702
	Investment advisory fee	1,745,919
	Administration fee	198,214
	Pricing and bookkeeping fees	11,686
	Transfer agent fee	389,942
	Trustees' fees	16
	Custody fee	2,718
	Distribution and service fees	400,550
	Chief compliance officer expenses	624
	Trustees' deferred compensation plan	122,216
	Other liabilities	7,904
	Total Liabilities	25,267,233
	Net Assets	3,645,339,277
Net Assets Consist of	Paid-in capital	3,158,940,787
	Overdistributed net investment income	(18,697)
	Accumulated net realized loss	(83,745,463)
	Net unrealized appreciation on:
	Investments	570,161,582
	Foreign currency translations	1,068
	Net Assets	3,645,339,277

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities (continued) – Columbia Dividend Income Fund

March 31, 2011 (Unaudited)

Class A	Net assets	$1,072,817,689
	Shares outstanding	78,584,071
	Net asset value per share	$13.65	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($13.65/0.9425)	$14.48	(b)
Class B	Net assets	$20,291,849
	Shares outstanding	1,520,287
	Net asset value and offering price per share	$13.35	(a)
Class C	Net assets	$169,300,739
	Shares outstanding	12,693,817
	Net asset value and offering price per share	$13.34	(a)
Class I	Net assets	$163,684,817
	Shares outstanding	11,975,586
	Net asset value, offering and redemption price per share	$13.67
Class R	Net assets	$14,129,992
	Shares outstanding	1,034,508
	Net asset value, offering and redemption price per share	$13.66
Class T	Net assets	$85,916,196
	Shares outstanding	6,292,274
	Net asset value per share	$13.65	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($13.65/0.9425)	$14.48	(b)
Class W	Net assets	$34,730,327
	Shares outstanding	2,544,192
	Net asset value, offering and redemption price per share	$13.65
Class Z	Net assets	$2,084,467,668
	Shares outstanding	152,623,219
	Net asset value, offering and redemption price per share	$13.66

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

8

Statement of Operations – Columbia Dividend Income Fund

For the Six Months Ended March 31, 2011 (Unaudited)

		($)
Investment Income	Dividends	51,002,348
	Interest	137,966
	Foreign taxes withheld	(317,519)
	Total Investment Income	50,822,795
Expenses	Investment advisory fee	9,060,041
	Administration fee	1,014,524
	Distribution fee:
	Class B	77,869
	Class C	478,588
	Class R	28,935
	Service fee:
	Class A	1,114,306
	Class B	25,956
	Class C	159,529
	Class W	24,613
	Shareholder services fee:
	Class T	125,483
	Transfer agent fee:
	Class A, Class B, Class C, Class R, Class T, Class W and Class Z	1,619,919
	Pricing and bookkeeping fees	70,583
	Trustees' fees	52,119
	Custody fee	32,101
	Chief compliance officer expenses	1,585
	Other expenses	317,243
	Total Expenses	14,203,394
	Fees waived or expenses reimbursed by Investment Manager: Class A, Class B, Class C, Class R, Class T, Class W and Class Z	(61,132)
	Expense reductions	(75)
	Net Expenses	14,142,187
	Net Investment Income	36,680,608
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
	Net realized gain on:
	Investments	15,895,213
	Foreign currency transactions	475
	Net realized gain	15,895,688
	Net change in unrealized appreciation (depreciation) on:
	Investments	332,867,813
	Foreign currency translations	1,068
	Net change in unrealized appreciation (depreciation)	332,868,881
	Net Gain	348,764,569
	Net Increase Resulting from Operations	385,445,177

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets – Columbia Dividend Income Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended March 31, 2011 ($)	Year Ended September 30, 2010 ($)(a)
Operations	Net investment income	36,680,608	53,954,403
	Net realized gain on investments and foreign currency transactions	15,895,688	43,830,633
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	332,868,881	114,609,413
	Net increase resulting from operations	385,445,177	212,394,449
Distributions to Shareholders	From net investment income:
	Class A	(10,444,309)	(15,010,735)
	Class B	(154,487)	(408,584)
	Class C	(1,051,274)	(1,243,004)
	Class I	(1,005,255)	—
	Class R	(120,345)	(90,437)
	Class T	(908,402)	(1,868,788)
	Class W	(265,381)	—
	Class Z	(23,398,611)	(36,042,620)
	Total distributions to shareholders	(37,348,064)	(54,664,168)
	Net Capital Stock Transactions	773,398,089	671,056,299
	Total increase in net assets	1,121,495,202	828,786,580
Net Assets	Beginning of period	2,523,844,075	1,695,057,495
	End of period	3,645,339,277	2,523,844,075
	Undistributed (overdistributed) net investment income at end of period	(18,697)	648,759

(a)  Class I shares and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets (continued) – Columbia Dividend Income Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended March 31, 2011		Year Ended September 30, 2010 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	25,590,224	334,892,038	27,619,891	326,418,937
Distributions reinvested	657,512	8,673,376	1,091,127	12,956,124
Redemptions	(7,724,181)	(101,426,314)	(11,936,159)	(140,954,594)
Net increase	18,523,555	242,139,100	16,774,859	198,420,467
Class B
Subscriptions	193,152	2,453,877	287,214	3,327,780
Distributions reinvested	8,509	109,410	28,145	326,729
Redemptions	(463,079)	(5,860,409)	(1,094,271)	(12,733,090)
Net decrease	(261,418)	(3,297,122)	(778,912)	(9,078,581)
Class C
Subscriptions	5,386,599	68,818,675	4,345,783	50,314,346
Distributions reinvested	56,559	729,177	78,265	908,798
Redemptions	(690,747)	(8,773,358)	(914,304)	(10,483,246)
Net increase	4,752,411	60,774,494	3,509,744	40,739,898
Class I
Subscriptions	12,461,159	166,289,775	206	2,500
Distributions reinvested	74,794	1,005,220	—	—
Redemptions	(560,573)	(7,544,162)	—	—
Net increase	11,975,380	159,750,833	206	2,500
Class R
Subscriptions	433,101	5,637,957	758,691	9,240,343
Distributions reinvested	7,327	96,669	6,868	81,266
Redemptions	(112,977)	(1,490,253)	(117,253)	(1,359,907)
Net increase	327,451	4,244,373	648,306	7,961,702
Class T
Subscriptions	100,730	1,303,904	784,478	9,235,572
Distributions reinvested	56,549	744,969	146,661	1,740,293
Redemptions	(495,320)	(6,437,864)	(898,540)	(10,598,500)
Net increase (decrease)	(338,041)	(4,388,991)	32,599	377,365
Class W
Subscriptions	2,779,128	35,518,597	206	2,500
Distributions reinvested	20,005	265,351	—	—
Redemptions	(255,147)	(3,401,891)	—	—
Net increase	2,543,986	32,382,057	206	2,500
Class Z
Subscriptions	38,258,488	501,461,785	62,622,462	742,481,198
Distributions reinvested	687,181	9,071,996	971,154	11,539,013
Redemptions	(17,523,993)	(228,740,436)	(27,195,653)	(321,389,763)
Net increase	21,421,676	281,793,345	36,397,963	432,630,448

(a)  Class I shares and Class W shares commenced operations on September 27, 2010.

(b)  Class I shares and Class W shares reflect activity for the period September 27, 2010 through September 30, 2010.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.12		$11.18	$12.01	$15.35	$13.45	$12.01
Income from Investment Operations:
Net investment income (a)	0.15		0.28	0.29	0.31	0.28	0.26
Net realized and unrealized gain (loss) on investments and foreign currency	1.53		0.94	(0.86)	(3.18)	2.02	1.45
Total from investment operations	1.68		1.22	(0.57)	(2.87)	2.30	1.71
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.28)	(0.27)	(0.31)	(0.27)	(0.27)
From net realized gains	—		—	—	(0.16)	(0.13)	—
Total distributions to shareholders	(0.15)		(0.28)	(0.27)	(0.47)	(0.40)	(0.27)
Increase from regulatory settlements	—		—	0.01	—	—	—
Net Asset Value, End of Period	$13.65		$12.12	$11.18	$12.01	$15.35	$13.45
Total return (b)(c)	13.87	%(d)	11.02%	(4.33)%	(19.06)%	17.31%	14.45%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.05	%(f)	1.05%	1.05%	1.05%	1.05%	1.05%
Waiver/Reimbursement	—	%(f)(g)	0.02%	0.06%	0.06%	0.07%	0.12%
Net investment income (e)	2.30	%(f)	2.41%	2.88%	2.24%	1.90%	2.19%
Portfolio turnover rate	13	%(d)	17%	23%	16%	21%	52%
Net assets, end of period (000s)	$1,072,818		$728,219	$483,916	$278,122	$370,358	$345,595

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.86		$10.94	$11.75	$15.03	$13.17	$11.77
Income from Investment Operations:
Net investment income (a)	0.10		0.19	0.21	0.20	0.16	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.49		0.93	(0.82)	(3.11)	1.99	1.42
Total from investment operations	1.59		1.12	(0.61)	(2.91)	2.15	1.58
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.20)	(0.20)	(0.21)	(0.16)	(0.18)
From net realized gains	—		—	—	(0.16)	(0.13)	—
Total distributions to shareholders	(0.10)		(0.20)	(0.20)	(0.37)	(0.29)	(0.18)
Increase from regulatory settlements	—		—	— (b)	—	—	—
Net Asset Value, End of Period	$13.35		$11.86	$10.94	$11.75	$15.03	$13.17
Total return (c)(d)	13.41	%(e)	10.24%	(4.97)%	(19.71)%	16.49%	13.55%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.80	%(g)	1.80%	1.80%	1.80%	1.80%	1.80%
Waiver/Reimbursement	—	%(g)(h)	0.02%	0.06%	0.06%	0.07%	0.12%
Net investment income (f)	1.55	%(g)	1.67%	2.18%	1.48%	1.16%	1.30%
Portfolio turnover rate	13	%(e)	17%	23%	16%	21%	52%
Net assets, end of period (000s)	$20,292		$21,126	$28,006	$31,307	$52,937	$57,644

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.85		$10.93	$11.74	$15.02	$13.17	$11.76
Income from Investment Operations:
Net investment income (a)	0.10		0.19	0.20	0.20	0.16	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.49		0.93	(0.82)	(3.11)	1.98	1.43
Total from investment operations	1.59		1.12	(0.62)	(2.91)	2.14	1.59
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.20)	(0.20)	(0.21)	(0.16)	(0.18)
From net realized gains	—		—	—	(0.16)	(0.13)	—
Total distributions to shareholders	(0.10)		(0.20)	(0.20)	(0.37)	(0.29)	(0.18)
Increase from regulatory settlements	—		—	0.01	—	—	—
Net Asset Value, End of Period	$13.34		$11.85	$10.93	$11.74	$15.02	$13.17
Total return (b)(c)	13.43	%(d)	10.25%	(4.98)%	(19.72)%	16.42%	13.64%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.80	%(f)	1.80%	1.80%	1.80%	1.80%	1.80%
Waiver/Reimbursement	—	%(f)(g)	0.02%	0.06%	0.06%	0.07%	0.12%
Net investment income (e)	1.55	%(f)	1.66%	2.08%	1.48%	1.14%	1.29%
Portfolio turnover rate	13	%(d)	17%	23%	16%	21%	52%
Net assets, end of period (000s)	$169,301		$94,091	$48,438	$12,635	$20,622	$12,950

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class I Shares	(Unaudited) Six Months Ended March 31, 2011	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$12.13	$12.14
Income from Investment Operations:
Net investment income (b)	0.18	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	(0.02)
Total from investment operations	1.71	(0.01)
Less Distributions to Shareholders:
From net investment income	(0.17)	—
Net Asset Value, End of Period	$13.67	$12.13
Total return (c)(d)	14.14%	(0.08)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.70%	0.71%
Net investment income (e)(f)	2.69%	8.17%
Portfolio turnover rate (d)	13%	17%
Net assets, end of period (000s)	$163,685	$2

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,		Period Ended September 30,
Class R Shares	2011		2010	2009	2008 (a)
Net Asset Value, Beginning of Period	$12.13		$11.18	$12.01	$13.39
Income from Investment Operations:
Net investment income (b)	0.13		0.27	0.28	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.53		0.93	(0.86)	(1.38)
Total from investment operations	1.66		1.20	(0.58)	(1.24)
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.25)	(0.25)	(0.14)
Increase from regulatory settlements	—		—	— (c)	—
Net Asset Value, End of Period	$13.66		$12.13	$11.18	$12.01
Total return (d)(e)	13.72	%(f)	10.84%	(4.57)%	(9.28	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.30	%(h)	1.30%	1.30%	1.30	%(h)
Waiver/Reimbursement	—	%(h)(i)	0.02%	0.06%	0.06	%(h)
Net investment income (g)	2.04	%(h)	2.27%	2.59%	2.10	%(h)
Portfolio turnover rate	13	%(f)	17%	23%	16	%(f)
Net assets, end of period (000s)	$14,130		$8,577	$657	$11

(a)  Class R shares commenced operations on March 28, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.13		$11.18	$12.01	$15.35	$13.45	$12.01
Income from Investment Operations:
Net investment income (a)	0.15		0.28	0.29	0.30	0.27	0.25
Net realized and unrealized gain (loss) on investments and foreign currency	1.51		0.95	(0.85)	(3.18)	2.02	1.46
Total from investment operations	1.66		1.23	(0.56)	(2.88)	2.29	1.71
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.28)	(0.27)	(0.30)	(0.26)	(0.27)
From net realized gains	—		—	—	(0.16)	(0.13)	—
Total distributions to shareholders	(0.14)		(0.28)	(0.27)	(0.46)	(0.39)	(0.27)
Increase from regulatory settlements	—		—	— (b)	—	—	—
Net Asset Value, End of Period	$13.65		$12.13	$11.18	$12.01	$15.35	$13.45
Total return (c)(d)	13.75	%(e)	11.06%	(4.38)%	(19.10)%	17.25%	14.39%
Ratios to Average Net Assets / Supplemental Data:
Net expenses (f)	1.10	%(g)	1.10%	1.10%	1.10%	1.10%	1.10%
Waiver/Reimbursement	—	%(g)(h)	0.02%	0.06%	0.06%	0.07%	0.12%
Net investment income (f)	2.25	%(g)	2.36%	2.87%	2.19%	1.85%	1.96%
Portfolio turnover rate	13	%(e)	17%	23%	16%	21%	52%
Net assets, end of period (000s)	$85,916		$80,405	$73,773	$72,213	$100,932	$96,651

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class W Shares	(Unaudited) Six Months Ended March 31, 2011	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$12.12	$12.13
Income from Investment Operations:
Net investment income (b)	0.15	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	(0.02)
Total from investment operations	1.68	(0.01)
Less Distributions to Shareholders:
From net investment income	(0.15)	—
Net Asset Value, End of Period	$13.65	$12.12
Total Return (c)(d)(e)	13.87%	(0.08)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.05%	1.05%
Waiver/Reimbursement (g)	0.01%	0.01%
Net investment income (f)(g)	2.22%	7.83%
Portfolio turnover rate (e)	13%	17%
Net assets, end of period (000s)	$34,730	$2

(a)  Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.13		$11.18	$12.01	$15.36	$13.45	$12.01
Income from Investment Operations:
Net investment income (a)	0.17		0.31	0.31	0.34	0.31	0.28
Net realized and unrealized gain (loss) on investments and foreign currency	1.52		0.95	(0.85)	(3.19)	2.04	1.47
Total from investment operations	1.69		1.26	(0.54)	(2.85)	2.35	1.75
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.31)	(0.30)	(0.34)	(0.31)	(0.31)
From net realized gains	—		—	—	(0.16)	(0.13)	—
Total distributions to shareholders	(0.16)		(0.31)	(0.30)	(0.50)	(0.44)	(0.31)
Increase from regulatory settlements	—		—	0.01	—	—	—
Net Asset Value, End of Period	$13.66		$12.13	$11.18	$12.01	$15.36	$13.45
Total return (b)(c)	14.00	%(d)	11.38%	(4.10)%	(18.90)%	17.67%	14.73%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80	%(f)	0.80%	0.80%	0.80%	0.80%	0.80%
Waiver/Reimbursement	—	%(f)(g)	0.02%	0.06%	0.06%	0.07%	0.12%
Net investment income (e)	2.55	%(f)	2.66%	3.15%	2.51%	2.15%	2.27%
Portfolio turnover rate	13	%(d)	17%	23%	16%	21%	52%
Net assets, end of period (000s)	$2,084,468		$1,591,420	$1,060,268	$671,700	$594,859	$471,876

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Dividend Income Fund

March 31, 2011 (Unaudited)

Note 1. Organization

Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R, Class T, Class W and Class Z shares. On December 28, 2010, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), exchanged Class Z shares of the Fund valued at $49,517,647 for Class I shares of the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class T are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase. Class T shares are available only to certain investors, as described in the Fund's prospectus.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

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Columbia Dividend Income Fund, March 31, 2011 (Unaudited)

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers

21

Columbia Dividend Income Fund, March 31, 2011 (Unaudited)

contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.70% to 0.51% as the Fund's net assets increase. The annualized effective management fee rate for the six month period ended March 31, 2011, was 0.60% of the Fund's average daily net assets.

Administration Fee

Under an Administrative Services Agreement, the Investment Manager provides administration and accounting services to the Fund. The Fund pays an annual administration fee equal to 0.067% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Transfer Agent Fee

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay any transfer agency fees.

For the six month period ended March 31, 2011, the Fund's annualized effective transfer agent fee rate for each class, with the exception of Class I shares, was 0.11% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average

22

Columbia Dividend Income Fund, March 31, 2011 (Unaudited)

daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% of the average daily net assets attributable to Class A shares, 0.75% of the average daily net assets attributable to Class B and Class C shares, 0.50% of the average daily net assets attributable to Class R shares and 0.25% of the average daily net assets attributable to Class W shares.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. For the six month period ended March 31, 2011, the shareholder services fee was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $148,456 for Class A, $24,729 for Class B, $6,020 for Class C and $198 for Class T shares for the six month period ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses, through September 30, 2011, so that the Fund's ordinary operating expenses (excluding certain expenses described below), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.05%, 1.80%, 1.80%, 0.74%, 1.30%, 1.10%, 1.05% and 0.80% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class T, Class W and Class Z shares, respectively. The following expenses are excluded from the Fund's ordinary operating expenses when calculating the cap, and therefore will be paid by the Fund: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.
Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an

23

Columbia Dividend Income Fund, March 31, 2011 (Unaudited)

income-producing asset if it had not entered into such an agreement. For the six month period ended March 31, 2011, these custody credits reduced total expenses by $75 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $1,195,634,823 and $394,333,749, respectively, for the six month period ended March 31, 2011.

Note 6. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 30.2% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 8. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2010 was as follows:

Ordinary Income*	$54,664,168

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$649,687,956
Unrealized depreciation	(79,526,374)
Net unrealized appreciation	$570,161,582

The following capital loss carryforwards, determined as of September 30, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2011	$2,393,321
2013	990,327
2014	4,705,019
2017	65,052,409
2018	25,898,280
Total	$99,039,356

Of the capital loss carryforwards attributable to the Fund, $8,088,667 ($2,393,321 of which expires on September 30, 2011, $990,327 of which expires on September 30, 2013 and $4,705,019 of which expires on September 30, 2014) was acquired from fund mergers. The availability of a portion of the remaining capital loss carryforwards acquired as part of a fund merger may be limited in a given year.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

24

Columbia Dividend Income Fund, March 31, 2011 (Unaudited)

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions,

25

Columbia Dividend Income Fund, March 31, 2011 (Unaudited)

reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Dividend Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Dividend Income Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1395 A (05/11)

Columbia Liberty Fund

Semiannual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	5

Statement of Operations	7

Statement of Changes in Net Assets	8

Financial Highlights	10

Notes to Financial Statements	14

Shareholder Meeting Results	24

Important Information About This Report	25

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Liberty Fund

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		Z
Inception	04/30/82		05/05/92		08/01/97		07/31/95
Sales charge	without	with	without	with	without	with	without
6 month (cumulative)	11.25	4.85	10.89	5.89	10.92	9.92	11.41
1-year	13.01	6.51	12.23	7.23	12.26	11.26	13.45
5-year	3.78	2.56	3.01	2.67	3.02	3.02	4.04
10-year	3.92	3.31	3.15	3.15	3.15	3.15	4.18

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/11

+11.25%

Class A shares (without sales charge)

+17.31%

S&P 500 Index[1]

–0.88%

Barclays Capital Aggregate Bond Index[2]

Net asset value per share

as of 03/31/11 ($)
Class A	8.29
Class B	8.32
Class C	8.30
Class Z	8.95

Distributions declared per share

10/01/10 – 03/31/11 ($)
Class A	0.07
Class B	0.05
Class C	0.05
Class Z	0.08

1

Understanding Your Expenses – Columbia Liberty Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the fund will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the fund's annualized expense ratios used to calculate the expense information below.

10/01/10 – 3/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,112.50	1,021.99	3.11	2.97	0.59
Class B	1,000.00	1,000.00	1,108.90	1,018.25	7.05	6.74	1.34
Class C	1,000.00	1,000.00	1,109.20	1,018.25	7.05	6.74	1.34
Class Z	1,000.00	1,000.00	1,114.10	1,023.19	1.84	1.77	0.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*Columbia Liberty Fund's expense ratios do not include fees and expenses incurred by the underlying funds.

2

Investment Portfolio – Columbia Liberty Fund

March 31, 2011 (Unaudited)

Investment Companies – 99.7%
	Shares	Value ($)
BofA Cash Reserves, Capital Class Shares	4,114,327	4,114,327
Columbia Acorn International, Class I (a)	18,348	760,894
Columbia Acorn USA, Class I (a)	122,456	3,761,851
Columbia Bond Fund, Class I (a)	7,625,741	70,538,107
Columbia Contrarian Core Fund, Class I (a)	548,279	8,246,112
Columbia Convertible Securities Fund, Class I (a)	304,788	4,754,696
Columbia Corporate Income Fund, Class I (a)	1,586,330	15,403,263
Columbia Dividend Income Fund, Class I (a)	401,626	5,490,229
Columbia Dividend Opportunity Fund, Class I (a)	140,485	1,167,429
Columbia Emerging Markets Bond Fund, Class I (a)	180,499	2,032,415
Columbia Emerging Markets Fund, Class I (a)	969,211	11,126,545
Columbia Energy and Natural Resources Fund, Class I (a)	576,127	14,806,469
Columbia European Equity Fund, Class I (a)	1,488,091	9,196,403
Columbia High Yield Bond Fund, Class I (a)	4,472,617	12,702,232
Columbia International Bond Fund, Class I (a)	182,448	2,025,176
Columbia Large Cap Core Fund, Class I (a)	600,709	8,259,751
Columbia Large Cap Growth Fund, Class I (a)	1,908,145	48,485,958
Columbia Large Cap Value Fund, Class I (a)	3,561,798	42,563,481
Columbia Large Value Quantitative Fund, Class I (a)	424,016	3,218,279
Columbia Marsico Focused Equities Fund, Class I (a)	58,747	1,429,894
Columbia Mid Cap Growth Fund, Class I (a)	329,377	9,598,043
Columbia Mid Cap Value Fund, Class I (a)	663,878	9,566,477
Columbia Multi-Advisor International Equity Fund, Class I (a)	1,751,815	21,862,656
Columbia Pacific/Asia Fund, Class I (a)	444,088	3,823,599
Columbia Real Estate Equity Fund, Class I (a)	490,336	6,379,270
Columbia Select Large Cap Growth Fund, Class I (a)	414,766	5,703,028

	Shares	Value ($)
Columbia Small Cap Growth Fund I, Class I (a)	73,116	2,575,155
Columbia Small Cap Value Fund I, Class I (a)	75,138	3,721,588
Columbia Small Cap Value Fund II, Class I (a)	247,970	3,744,344
Columbia U.S. Government Mortgage Fund, Class I (a)	763,792	4,063,373
Columbia U.S. Treasury Index Fund, Class I (a)	110,336	1,217,001
Columbia Value and Restructuring Fund, Class I (a)	60,193	3,192,034
Mortgage-and Asset-Backed Portfolio (a)	767,560	7,215,066
Total Investment Companies (cost of $336,450,146)		352,745,145
Total Investments – 99.7% (cost of $336,450,146) (b)		352,745,145
Other Assets & Liabilities, Net – 0.3%		1,002,867
Net Assets – 100.0%		353,748,012

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Investment Advisers, LLC or one of its affiliates.

(b)  Cost for federal income tax purposes is $336,450,146.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

See Accompanying Notes to Financial Statements.

3

Columbia Liberty Fund

March 31, 2011 (Unaudited)

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements – Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$352,745,145	$—	$—	$352,745,145
Total Investments	352,745,145	—	—	352,745,145
Unrealized Appreciation on Futures Contracts	123,124	—	—	123,124
Total	$352,868,269	$—	$—	$352,868,269

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the Fund held the following open long futures contracts:

Equity Risk

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	16	$5,284,000	$5,160,876	June-2011	$123,124

At March 31, 2011, cash of $1,215,000 was pledged as collateral for open futures contracts.

See Accompanying Notes to Financial Statements.

4

Statement of Assets and Liabilities – Columbia Liberty Fund

March 31, 2011 (Unaudited)

		($)
Assets	Affiliated investments, at identified cost	332,335,819
	Unaffiliated investments, at identified cost	4,114,327
	Total investments, at identified cost	336,450,146
	Affiliated investments, at value	348,630,818
	Unaffiliated investments, at value	4,114,327
	Total investments, at value	352,745,145
	Cash	25,099
	Cash collateral for open futures contracts	1,215,000
	Receivable for:
	Investments sold	119,692
	Fund shares sold	28,963
	Foreign tax reclaims	25,951
	Trustees' deferred compensation plan	103,148
	Prepaid expenses	401
	Other assets	27,869
	Total Assets	354,291,268
Liabilities	Payable for:
	Fund shares repurchased	170,496
	Futures variation margin	10,719
	Administration fee	6,716
	Pricing and bookkeeping fees	1,017
	Transfer agent fee	67,334
	Trustees' fees	1,611
	Distribution and service fees	78,440
	Chief compliance officer expenses	248
	Merger costs	85,913
	Trustees' deferred compensation plan	103,148
	Other liabilities	17,614
	Total Liabilities	543,256
	Net Assets	353,748,012
Net Assets Consist of	Paid-in capital	341,541,735
	Overdistributed net investment income	(141,083)
	Accumulated net realized loss	(4,074,554)
	Net unrealized appreciation (depreciation) on:
	Investments	16,294,999
	Foreign currency translations	3,791
	Futures contracts	123,124
	Net Assets	353,748,012

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities (continued) – Columbia Liberty Fund

March 31, 2011 (Unaudited)

Class A	Net assets	$342,818,960
	Shares outstanding	41,332,456
	Net asset value per share	$8.29	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($8.29/0.9425)	$8.80	(b)
Class B	Net assets	$5,778,337
	Shares outstanding	694,168
	Net asset value and offering price per share	$8.32	(a)
Class C	Net assets	$4,089,961
	Shares outstanding	492,715
	Net asset value and offering price per share	$8.30	(a)
Class Z	Net assets	$1,060,754
	Shares outstanding	118,523
	Net asset value, offering and redemption price per share	$8.95

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of$50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

6

Statement of Operations – Columbia Liberty Fund

For the Six Months Ended March 31, 2011 (Unaudited)

		($)
Investment Income	Dividends from affiliates	3,583,769
	Dividends	201,166
	Interest	144,920
	Foreign taxes withheld	(4,439)
	Total Investment Income	3,925,416
Expenses	Investment advisory fee	966,261
	Administration fee	30,950
	Distribution fee:
	Class B	25,028
	Class C	15,564
	Service fee:
	Class A	409,749
	Class B	8,045
	Class C	5,008
	Transfer agent fee	214,971
	Pricing and bookkeeping fees	18,885
	Trustees' fees	14,411
	Custody fee	11,466
	Reports to shareholders	67,315
	Chief compliance officer expenses	540
	Merger costs	101,019
	Other expenses	65,302
	Total Expenses	1,954,514
	Fees waived or expenses reimbursed by Investment Manager	(835,372)
	Expense reductions	(2)
	Net Expenses	1,119,140
	Net Investment Income	2,806,276
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts, Foreign Capital Gains Tax and Capital Gains Distributions Received
	Net realized gain on:
	Affiliated investments	9,263,458
	Investments	45,175,989
	Foreign currency transactions	61,736
	Futures contracts	1,164,968
	Capital gains distributions received from affiliates	272,557
	Net realized gain	55,938,708
	Net change in unrealized appreciation (depreciation) on:
	Investments	(21,099,393)
	Foreign currency translations	(4,732)
	Futures contracts	(40,179)
	Foreign capital gains tax	67,103
	Net change in unrealized appreciation (depreciation)	(21,077,201)
	Net Gain	34,861,507
	Net Increase Resulting from Operations	37,667,783

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets – Columbia Liberty Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended March 31, 2011 ($)	Year Ended September 30, 2010 ($)
Operations	Net investment income	2,806,276	5,756,107
	Net realized gain on investments, futures contracts, foreign currency transactions and capital gains distributions received	55,938,708	21,919,701
	Net change in unrealized appreciation (depreciation) on investments, futures contracts, foreign currency translations and foreign capital gains tax	(21,077,201)	1,457,506
	Net increase (decrease) resulting from operations	37,667,783	29,133,314
Distributions to Shareholders	From net investment income:
	Class A	(3,101,562)	(6,227,412)
	Class B	(43,053)	(101,531)
	Class C	(26,420)	(45,346)
	Class Z	(9,897)	(18,498)
	Total distributions to shareholders	(3,180,932)	(6,392,787)
	Net Capital Stock Transactions	(24,495,980)	(45,040,768)
	Increase from regulatory settlements	—	20,589
	Total decrease in net assets	9,990,871	(22,279,652)
Net Assets	Beginning of period	343,757,141	366,036,793
	End of period	353,748,012	343,757,141
	Undistributed (overdistributed) net investment income at
	end of period	(141,083)	233,573

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets (continued) – Columbia Liberty Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	443,903	3,542,395	860,116	6,299,617
Distributions reinvested	345,201	2,757,174	769,837	5,643,740
Redemptions	(3,532,070)	(28,168,273)	(7,040,195)	(51,270,536)
Net decrease	(2,742,966)	(21,868,704)	(5,410,242)	(39,327,179)
Class B
Subscriptions	4,539	36,404	18,126	134,142
Distributions reinvested	4,455	35,681	12,714	93,244
Redemptions	(277,314)	(2,228,091)	(757,471)	(5,577,072)
Net decrease	(268,320)	(2,156,006)	(726,631)	(5,349,686)
Class C
Subscriptions	20,227	161,091	44,504	324,424
Distributions reinvested	2,969	23,723	5,699	41,772
Redemptions	(74,726)	(597,752)	(107,212)	(780,241)
Net decrease	(51,530)	(412,938)	(57,009)	(414,045)
Class Z
Subscriptions	6,317	55,480	16,926	132,528
Distributions reinvested	1,053	9,087	2,171	17,177
Redemptions	(14,307)	(122,899)	(12,554)	(99,563)
Net increase (decrease)	(6,937)	(58,332)	6,543	50,142

See Accompanying Notes to Financial Statements.

9

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.52		$7.05		$7.15		$9.63		$8.79		$8.36
Income from Investment Operations:
Net investment income (a)	0.06		0.12		0.15		0.18		0.19		0.18
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax, written options and capital gains distributions received	0.78		0.48		(0.10)		(1.53)		1.12		0.44
Total from investment operations	0.84		0.60		0.05		(1.35)		1.31		0.62
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.13)		(0.15)		(0.20)		(0.21)		(0.19)
From net realized gains	—		—		—		(0.93)		(0.26)		—
Total distributions to shareholders	(0.07)		(0.13)		(0.15)		(1.13)		(0.47)		(0.19)
Increase from regulatory settlements	—		—	(b)	—		—		—		—
Net Asset Value, End of Period	$8.29		$7.52		$7.05		$7.15		$9.63		$8.79
Total return (c)	11.25	%(d)(e)	8.63%		1.07	%(f)	(15.83)%		15.29%		7.47	%(e)(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.59	%(h)(i)(j)	1.12	%(i)	1.16	%(i)	1.03	%(k)	1.04	%(i)	1.03	%(i)
Interest expense	—		—		—		—	%(l)	—		—
Net expenses	0.59	%(h)(i)(j)	1.12	%(i)	1.16	%(i)	1.03	%(k)	1.04	%(i)	1.03	%(i)
Waiver/Reimbursement	0.47	%(h)	—		—		—		—		0.01%
Net investment income	1.62	%(h)(i)	1.65	%(i)	2.36	%(i)	2.18	%(k)	2.06	%(i)	2.07	%(i)
Portfolio turnover rate	166	%(d)(m)	96%		105%		88%		106%		98%
Net assets, end of period (000s)	$342,819		$331,372		$348,922		$394,884		$532,413		$514,826

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(g)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on total return.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Does not include expenses of the investment companies in which the Fund invests. If these expenses were included, the expense ratios would have been higher.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

(l)  Rounds to less than 0.01%.

(m)  Effective October 22, 2010, the Fund transitioned to a fund-of funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

See Accompanying Notes to Financial Statements.

10

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.55		$7.08		$7.18		$9.62		$8.78		$8.36
Income from Investment Operations:
Net investment income (a)	0.03		0.06		0.10		0.12		0.12		0.11
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax, written options and capital gains distributions received	0.79		0.49		(0.09)		(1.54)		1.12		0.43
Total from investment operations	0.82		0.55		0.01		(1.42)		1.24		0.54
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.08)		(0.11)		(0.09)		(0.14)		(0.12)
From net realized gains	—		—		—		(0.93)		(0.26)		—
Total distributions to shareholders	(0.05)		(0.08)		(0.11)		(1.02)		(0.40)		(0.12)
Increase from regulatory settlements	—		—	(b)	—		—		—		—
Net Asset Value, End of Period	$8.32		$7.55		$7.08		$7.18		$9.62		$8.78
Total return (c)	10.89	%(d)(e)	7.80%		0.32	%(f)	(16.51)%		14.46%		6.55	%(e)(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.34	%(h)(i)(j)	1.87	%(i)	1.91	%(i)	1.78	%(k)	1.79	%(i)	1.78	%(i)
Interest expense	—		—		—		—	%(l)	—		—
Net expenses	1.34	%(h)(i)(j)	1.87	%(i)	1.91	%(i)	1.78	%(k)	1.79	%(i)	1.78	%(i)
Waiver/Reimbursement	0.47	%(h)	—		—		—		—		0.01%
Net investment income	0.90	%(h)(i)	0.88	%(i)	1.67	%(i)	1.39	%(k)	1.28	%(i)	1.31	%(i)
Portfolio turnover rate	166	%(d)(m)	96%		105%		88%		106%		98%
Net assets, end of period (000s)	$5,778		$7,269		$11,965		$23,672		$51,229		$85,766

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(g)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on total return.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Does not include expenses of the investment companies in which the Fund invests. If these expenses were included, the expense ratios would have been higher.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

(l)  Rounds to less than 0.01%.

(m)  Effective October 22, 2010, the Fund transitioned to a fund-of funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.53		$7.06		$7.16		$9.59		$8.76		$8.34
Income from Investment Operations:
Net investment income (a)	0.03		0.07		0.10		0.12		0.12		0.11
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax, written options and capital gains distributions received	0.79		0.48		(0.09)		(1.53)		1.11		0.43
Total from investment operations	0.82		0.55		0.01		(1.41)		1.23		0.54
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.08)		(0.11)		(0.09)		(0.14)		(0.12)
From net realized gains	—		—		—		(0.93)		(0.26)		—
Total distributions to shareholders	(0.05)		(0.08)		(0.11)		(1.02)		(0.40)		(0.12)
Increase from regulatory settlements	—		—	(b)	—		—		—		—
Net Asset Value, End of Period	$8.30		$7.53		$7.06		$7.16		$9.59		$8.76
Total return (c)	10.92	%(d)(e)	7.82%		0.33	%(f)	(16.46)%		14.38%		6.56	%(e)(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.34	%(h)(i)(j)	1.87	%(i)	1.91	%(i)	1.78	%(k)	1.79	%(i)	1.78	%(i)
Interest expense	—		—		—		—	%(l)	—		—
Net expenses	1.34	%(h)(i)(j)	1.87	%(i)	1.91	%(i)	1.78	%(k)	1.79	%(i)	1.78	%(i)
Waiver/Reimbursement	0.47	%(h)	—		—		—		—		0.01%
Net investment income	0.87	%(h)(i)	0.90	%(i)	1.60	%(i)	1.43	%(k)	1.31	%(i)	1.31	%(i)
Portfolio turnover rate	166	%(d)(m)	96%		105%		88%		106%		98%
Net assets, end of period (000s)	$4,090		$4,099		$4,247		$4,112		$5,447		$5,076

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(g)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on total return.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Does not include expenses of the investment companies in which the Fund invests. If these expenses were included, the expense ratios would have been higher.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

(l)  Rounds to less than 0.01%.

(m)  Effective October 22, 2010, the Fund transitioned to a fund-of funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$8.11		$7.59		$7.68		$10.28		$9.34		$8.88
Income from Investment Operations:
Net investment income (a)	0.08		0.15		0.17		0.22		0.22		0.21
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax, written options and capital gains distributions received	0.84		0.52		(0.09)		(1.65)		1.21		0.46
Total from investment operations	0.92		0.67		0.08		(1.43)		1.43		0.67
Less Distributions to Shareholders:
From net investment income	(0.08)		(0.15)		(0.17)		(0.24)		(0.23)		(0.21)
From net realized gains	—		—		—		(0.93)		(0.26)		—
Total distributions to shareholders	(0.08)		(0.15)		(0.17)		(1.17)		(0.49)		(0.21)
Increase from regulatory settlements	—		—	(b)	—		—		—		—
Net Asset Value, End of Period	$8.95		$8.11		$7.59		$7.68		$10.28		$9.34
Total return (c)	11.41	%(d)(e)	8.92%		1.35	%(f)	(15.67)%		15.72%		7.60	%(e)(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.35	%(h)(i)(j)	0.88	%(i)	0.92	%(i)	0.79	%(k)	0.80	%(i)	0.79	%(i)
Interest expense	—		—		—		—	%(l)	—		—
Net expenses	0.35	%(h)(i)(j)	0.88	%(i)	0.92	%(i)	0.79	%(k)	0.80	%(i)	0.79	%(i)
Waiver/Reimbursement	0.47	%(h)	—		—		—		—		0.01%
Net investment income	1.85	%(h)(i)	1.90	%(i)	2.58	%(i)	2.44	%(k)	2.29	%(i)	2.34	%(i)
Portfolio turnover rate	166	%(d)(m)	96%		105%		88%		106%		98%
Net assets, end of period (000s)	$1,061		$1,017		$903		$845		$856		$1,175

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a reimbursement of loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(g)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on total return.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Does not include expenses of the investment companies in which the Fund invests. If these expenses were included, the expense ratios would have been higher.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

(l)  Rounds to less than 0.01%.

(m)  Effective October 22, 2010, the Fund transitioned to a fund-of funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

See Accompanying Notes to Financial Statements.

13

Notes to Financial Statements – Columbia Liberty Fund

March 31, 2011 (Unaudited)

Note 1. Organization

Columbia Liberty Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and long-term capital appreciation.

Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure, which means the Fund will seek to achieve its objective by investing primarily in shares of mutual funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (Columbia Funds), exchange-traded funds and third party-advised funds (collectively with the Columbia Funds, Underlying Funds). The Fund may also invest in equity and fixed income securities, including Treasury Inflation Protected Securities (TIPS), and other instruments such as derivatives. The financial statements of the Underlying Funds in which the Fund invests should be read in conjunction with the Fund's financial statements.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date. Exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Exchange-traded funds for which there were no sales during the day are valued at the latest bid price on such exchanges.

Investments in securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account

14

Columbia Liberty Fund, March 31, 2011 (Unaudited)

appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The

15

Columbia Liberty Fund, March 31, 2011 (Unaudited)

achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks among others:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provide more detailed information about the derivative type held by the Fund:

Futures Contracts—The Fund entered into U.S. Treasury Note futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's Investment Manager. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the six month period ended March 31, 2011, the Fund entered into 162 futures contracts.

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund's derivative instruments as of March 31, 2011:

Fair Value of Derivative Instruments
Assets		Liabilities
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value*
—	—	Futures Variation Margin	10,719

*  Includes only current day's variation margin.

16

Columbia Liberty Fund, March 31, 2011 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the six month period ended March 31, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Equity	$1,278,193	$(115,674)
Futures Contracts	Interest Rate	(113,225)	75,495
	Total	$1,164,968	$(40,179)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs, which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

17

Columbia Liberty Fund, March 31, 2011 (Unaudited)

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.55% to 0.45% as the Fund's net assets increase.

Effective October 22, 2010, the Investment Manager has contractually agreed to waive a portion of its management fee through January 31, 2012 so that the effective advisory fee rate will be a blend of (i) 0.00% on assets invested in other Columbia Funds, exchange-traded funds or third party mutual funds, and (ii) 0.55% on other assets.

The annualized effective management fee rate for the six month period ended March 31, 2011 was 0.07% of the Fund's average daily net assets.

Sub-Advisory Fee

Prior to October 22, 2010, Nordea Investment Management North America, Inc. (NIMNAI) served as the investment sub-adviser to the Fund and managed a portion of the Fund's assets. The Investment Manager, from the investment management fee it received from the Fund, paid NIMNAI a monthly sub-advisory fee. Effective October 22, 2010, the Investment Manager has assumed responsibility for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for the Fund.

18

Columbia Liberty Fund, March 31, 2011 (Unaudited)

Administration Fee

Under an Administrative Services Agreement, the Investment Manager provides administration and accounting services to the Fund. Effective October 22, 2010, the Fund pays an annual administration fee equal to 0.02% of the Fund's average daily net assets.

Prior to October 22, 2010, the Investment Manager did not receive any compensation from the Fund for its administration services.

For the six months ended March 31, 2011, the Fund's annualized effective administration fee rate was 0.02% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Transfer Agent Fee

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the six month period ended March 31, 2011, the Fund's annualized effective transfer agent fee rate for was 0.12% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor for the Class A, Class B and Class C shares of the Fund. The annual service fee portion of the Plans may equal up to 0.15% on net assets attributable to shares issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% annual rates. For the six month period ended March 31, 2011, the Class A, Class B and Class C shares' effective service fee rate was 0.24%. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $3,812 for Class A,

19

Columbia Liberty Fund, March 31, 2011 (Unaudited)

$1,298 for Class B and $346 for Class C shares for the six month period ended March 31, 2011.

Fee Waivers and Expense Reimbursements

Effective October 22, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses, through January 31, 2012, so that the Fund's ordinary operating expenses (excluding certain expenses described below), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 0.51%, 1.26%, 1.26%, and 0.27% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. The following expenses are excluded from the Fund's ordinary operating expenses when calculating the cap, and therefore will be paid by the Fund: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses, investment management services fees and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties. Merger costs are treated as extraordinary expenses and therefore not subject to the Fund's expense limits.

Prior to October 22, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.95% of the Fund's average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended March 31, 2011, these custody credits reduced total expenses by $2 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $576,705,440 and $591,253,942, respectively, for the six month period ended March 31, 2011, of which $20,368,875 and $71,616,971, respectively, were U.S. Government securities.

Note 6. Regulatory Settlements

During the year ended September 30, 2010, the Fund received payments totaling $20,589 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 15.7% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

20

Columbia Liberty Fund, March 31, 2011 (Unaudited)

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2010 was as follows:

September 30, 2010
Distributions paid from:
Ordinary Income*	$6,392,787

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax were:

Unrealized appreciation	$18,089,034
Unrealized depreciation	(1,794,035)
Net unrealized appreciation	$16,294,999

The following capital loss carryforwards, determined as of September 30, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$25,018,329
2018	33,715,527
Total	$58,733,856

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Allocation Risk

The Fund uses an asset allocation strategy in pursuing its investment objective. There is a risk that the Fund's allocation among asset classes or investments will cause the Fund to under-perform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

21

Columbia Liberty Fund, March 31, 2011 (Unaudited)

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Investing in Other Funds Risk

The performance of the Underlying Funds in which the Fund invests could be adversely affected if other entities that invest in the same Underlying Funds make relatively large investments or redemptions in the Underlying Funds. Because the expenses and costs of an Underlying Fund are shared by its investors, redemptions by other investors in the Underlying Fund could result in decreased economies of scale and increased operating expenses for the Underlying Fund. The Fund, and its shareholders, indirectly bear a portion of the expenses of the Underlying Funds. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of any Underlying Fund. In addition, the Investment Manager has the authority to change the Underlying Funds in which the Fund invests or to change the percentage of the Fund's investments allocated to each Underlying Fund. If an Underlying Fund pays fees to the Investment Manager or its affiliates, such as investment management fees, this could result in the Investment Manager having a potential conflict of interest in selecting the Underlying Funds in which the Fund invests or in determining the percentage of the Fund's investments allocated to each Underlying Fund. There are also circumstances in which the Investment Manager's fiduciary duties to the Fund may conflict with its fiduciary duties to the Underlying Funds.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In August 2010, the Board of Trustees approved a proposal to merge the Fund into Columbia LifeGoal Balanced Growth Portfolio. The proposal was approved at a special meeting of shareholders held on February 15, 2011. The merger, which was a tax-free reorganization for U.S. federal income tax purposes, was effective May 2, 2011.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the

22

Columbia Liberty Fund, March 31, 2011 (Unaudited)

Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

23

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia LifeGoal® Balanced Growth Portfolio (the "Buying Fund") in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund (the "Reorganization"). The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
178,456,344	5,904,678	9,068,016	0

The Reorganization was effective on May 2, 2011.

24

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Liberty Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

25

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Liberty Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1400 A (05/11)

Columbia Asset Allocation Fund

Semiannual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	6

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	11

Notes to Financial Statements	16

Shareholder Meeting Results	26

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Asset Allocation Fund

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		12/30/91		12/30/91
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	12.16	5.69	11.77	6.77	11.77	10.77	12.13	5.66	12.32
1-year	13.95	7.41	13.22	8.22	13.13	12.13	13.97	7.43	14.33
5-year	3.89	2.66	3.10	2.77	3.09	3.09	3.82	2.59	4.22
10-year	3.72	3.10	2.96	2.96	2.96	2.96	3.68	3.07	4.03

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z shares performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Asset Allocation Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/11

+12.16%

Class A shares (without sales charge)

+17.31%

S&P 500 Index[1]

–0.88%

Barclays Capital Aggregate Bond Index[2]

Net asset value per share

as of 03/31/11 ($)
Class A	14.86
Class B	14.85
Class C	14.85
Class T	14.87
Class Z	14.93

Distributions declared per share

10/01/10 – 03/31/11 ($)
Class A	0.15
Class B	0.10
Class C	0.10
Class T	0.15
Class Z	0.17

1

Understanding Your Expenses – Columbia Asset Allocation Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the fund will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the fund's annualized expense ratios used to calculate the expense information below.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,121.60	1,022.29	2.80	2.67	0.53
Class B	1,000.00	1,000.00	1,117.00	1,018.55	6.76	6.44	1.28
Class C	1,000.00	1,000.00	1,117.70	1,018.55	6.76	6.44	1.28
Class T	1,000.00	1,000.00	1,120.50	1,022.04	3.07	2.92	0.58
Class Z	1,000.00	1,000.00	1,122.50	1,023.54	1.48	1.41	0.28

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*Columbia Asset Allocation Fund's expense ratios do not include fees and expenses incurred by the underlying funds.

2

Investment Portfolio – Columbia Asset Allocation Fund

March 31, 2011 (Unaudited)

Investment Companies – 98.2%
	Shares	Value ($)
BofA Cash Reserves, Capital Class Shares (a)	2,736,590	2,736,590
Columbia Acorn International, Class I (b)	11,698	485,098
Columbia Acorn USA, Class I (b)	78,391	2,408,169
Columbia Bond Fund, Class I (b)	4,541,479	42,008,680
Columbia Contrarian Core Fund, Class I (b)	350,380	5,269,714
Columbia Convertible Securities Fund, Class I (b)	195,883	3,055,770
Columbia Corporate Income Fund, Class I (b)	1,024,842	9,951,216
Columbia Dividend Income Fund, Class I (b)	257,537	3,520,526
Columbia Dividend Opportunity Fund, Class I (b)	94,199	782,790
Columbia Emerging Markets Bond Fund, Class I (b)	115,574	1,301,366
Columbia Emerging Markets Fund, Class I (b)	619,795	7,115,245
Columbia Energy and Natural Resources Fund, Class I (b)	470,162	12,083,163
Columbia European Equity Fund, Class I (b)	950,764	5,875,723
Columbia High Yield Bond Fund, Class I (b)	4,171,911	11,848,228
Columbia International Bond Fund, Class I (b)	116,839	1,296,908
Columbia Large Cap Core Fund, Class I (b)	383,962	5,279,472
Columbia Large Cap Growth Fund, Class I (b)	918,426	23,337,196
Columbia Large Cap Value Fund, Class I (b)	1,705,379	20,379,280
Columbia Large Value Quantitative Fund, Class I (b)	271,239	2,058,707
Columbia Marsico Focused Equities Fund, Class I (b)	37,418	910,761
Columbia Mid Cap Growth Fund, Class I (b)	318,733	9,287,878
Columbia Mid Cap Value Fund, Class I (b)	635,010	9,150,490
Columbia Multi-Advisor International Equity Fund, Class I (b)	956,501	11,937,134
Columbia Pacific/Asia Fund, Class I (b)	282,270	2,430,347
Columbia Real Estate Equity Fund, Class I (b)	315,081	4,099,203
Columbia Select Large Cap Growth Fund, Class I (b)	266,313	3,661,809

	Shares	Value ($)
Columbia Small Cap Growth Fund I, Class I (b)	107,584	3,789,121
Columbia Small Cap Value Fund I, Class I (b)	89,375	4,426,741
Columbia Small Cap Value Fund II, Class I (b)	158,564	2,394,319
Columbia U.S. Government Mortgage Fund, Class I (b)	488,749	2,600,144
Columbia U.S. Treasury Index Fund, Class I (b)	43,357	478,225
Columbia Value and Restructuring Fund, Class I (b)	38,510	2,042,159
Mortgage- and Asset-Backed Portfolio (b)	492,454	4,629,070
Total Investment Companies (cost of $209,352,937)		222,631,242
Government Obligations – 1.4%
	Par ($)
U.S. Treasury Inflation Indexed Bonds 2.125% 02/15/40	76,406	80,793
2.375% 01/15/25	496,455	557,310
3.875% 04/15/29	375,035	501,843
U.S. Treasury Inflation Indexed Notes 1.125% 01/15/21	45,296	45,940
1.625% 01/15/15	380,540	412,499
1.875% 07/15/13	251,763	272,317
2.000% 01/15/14	280,042	305,159
2.000% 01/15/16	271,801	300,085
2.125% 01/15/19	287,160	320,429
2.625% 07/15/17	223,104	256,238
3.000% 07/15/12	146,956	157,403
Total Government Obligations (cost of $3,032,562)		3,210,016
Common Stock – 0.0%
	Shares
China Milk Products Group Ltd. (c)	322,000	10,218
Total Common Stock (cost of $172,880)		10,218
Total Investments – 99.6% (cost of $212,558,379) (d)		225,851,476
Other Assets & Liabilities, Net – 0.4%		845,341
Net Assets – 100.0%		226,696,817

See Accompanying Notes to Financial Statements.

3

Columbia Asset Allocation Fund

March 31, 2011 (Unaudited)

Notes to Investment Portfolio:

(a)  As of May 1, 2010, this security was no longer an affiliate of the Fund.

(b)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Investment Advisers, LLC or one of its affiliates.

(c)  Non-income producing security.

(d)  Cost for federal income tax purposes is $212,617,755.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$222,631,242	$—	$—	$222,631,242
Total Government Obligations	3,210,016	—	—	3,210,016
Total Common Stock	—	—	10,218	10,218
Total Investments	225,841,258	—	10,218	225,851,476
Unrealized Appreciation on Open Futures Contracts	92,343	—	—	92,343
Total	$225,933,601	$—	$10,218	$225,943,819

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic indices, models utilized by the third party statistical pricing service, and the position of the security within the respective company's capital structure.

See Accompanying Notes to Financial Statements.

4

Columbia Asset Allocation Fund

March 31, 2011 (Unaudited)

The following table reconciles asset balances for the six months ended March 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers (out of) Level 3	Balance as of March 31, 2011
Common Stock Consumer Staples	$—	$—	$—	$(162,662)	$172,880	$—	$—	$—	$10,218

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributable to securities owned at March 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $162,662. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

At March 31, 2011, the Fund held the following open long futures contracts:

Risk/Exposure Type

Equity Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	12	$3,963,000	$3,870,657	Jun-2011	$92,343

At March 31, 2011, cash of $965,000 was pledged as collateral for open futures contracts.

For the six months ended March 31, 2011 transactions in written call option contracts were as follows:

Equity Risk	Number of contracts	Premium received
Options outstanding at September 30, 2010	101	$5,174
Options written	—	—
Options terminated in closing purchase transactions	(62)	(4,588)
Options exercised	—	—
Options expired	(39)	(586)
Options outstanding at March 31, 2011	—	$—

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities – Columbia Asset Allocation Fund

March 31, 2011 (Unaudited)

		($)
Assets	Unaffiliated investments, at identified cost	5,942,032
	Affiliated investments, at identified cost	206,616,347
	Total investments, at identified cost	212,558,379
	Unaffiliated investments, at value	5,956,824
	Affiliated investments, at value	219,894,652
	Total investments, at value	225,851,476
	Cash	25,827
	Cash collateral for open futures contracts	965,000
	Foreign currency (cost of $61)	63
	Receivable for:
	Investments sold	56,199
	Fund shares sold	28,556
	Interest	17,535
	Foreign tax reclaims	17,376
	Expense reimbursement due from Investment Manager	131,237
	Trustees' deferred compensation plan	51,176
	Prepaid expenses	543
	Total Assets	227,144,988
Liabilities	Payable for:
	Fund shares repurchased	212,358
	Futures variation margin	8,264
	Administration fee	2,955
	Pricing and bookkeeping fees	3,701
	Transfer agent fee	67,747
	Trustees' fees	1,422
	Distribution and service fees	37,188
	Chief compliance officer expenses	252
	Trustees' deferred compensation plan	51,176
	Merger costs	61,161
	Other liabilities	1,947
	Total Liabilities	448,171
	Net Assets	226,696,817
Net Assets Consist of	Paid-in capital	214,587,554
	Overdistributed net investment income	(275,516)
	Accumulated net realized loss	(1,003,556)
	Net unrealized appreciation (depreciation) on:
	Investments	13,293,097
	Foreign currency translations	2,895
	Futures contracts	92,343
	Net Assets	226,696,817

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities (continued) – Columbia Asset Allocation Fund

March 31, 2011 (Unaudited)

Class A	Net assets	$10,378,588
	Shares outstanding	698,276
	Net asset value per share	$14.86	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($14.86/0.9425)	$15.77	(b)
Class B	Net assets	$2,686,900
	Shares outstanding	180,979
	Net asset value and offering price per share	$14.85	(a)
Class C	Net assets	$2,005,085
	Shares outstanding	135,002
	Net asset value and offering price per share	$14.85	(a)
Class T	Net assets	$115,115,134
	Shares outstanding	7,741,183
	Net asset value per share	$14.87	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($14.87/0.9425)	$15.78	(b)
Class Z	Net assets	$96,511,110
	Shares outstanding	6,465,286
	Net asset value, offering and redemption price per share	$14.93

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

7

Statement of Operations – Columbia Asset Allocation Fund

For the Six Months Ended March 31, 2011 (Unaudited)

		($)
Investment Income	Dividends	284,796
	Dividends from affiliates	2,130,573
	Interest	240,979
	Foreign taxes withheld	(2,094)
	Total Investment Income	2,654,254
Expenses	Investment advisory fee	720,841
	Administration fee	28,339
	Distribution fee:
	Class B	10,627
	Class C	6,693
	Service fee:
	Class A	12,247
	Class B	3,543
	Class C	2,231
	Shareholder service fee—Class T	168,751
	Transfer agent fee	140,407
	Pricing and bookkeeping fees	23,909
	Trustees' fees	12,964
	Custody fee	19,779
	Chief compliance officer expenses	508
	Merger costs	76,267
	Other expenses	127,497
	Total Expenses	1,354,603
	Fees waived or expenses reimbursed by Investment Manager	(765,949)
	Expense reductions	(71)
	Net Expenses	588,583
	Net Investment Income	2,065,671
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts, Foreign Capital Gains Tax and Written Option Contracts
	Net realized gain on:
	Unaffiliated investments	27,059,233
	Affiliated investments	3,976,609
	Foreign currency transactions	64,527
	Futures contracts	781,993
	Written options	2,074
	Net realized gain	31,884,436
	Net change in unrealized appreciation (depreciation) on:
	Unaffiliated investments	(21,632,846)
	Affiliated investments	13,278,305
	Foreign currency translations	(52,098)
	Futures contracts	(9,343)
	Written options contracts	3,627
	Foreign capital gains tax	934
	Net change in unrealized appreciation (depreciation)	(8,411,421)
	Net Gain	23,473,015
	Net Increase Resulting from Operations	25,538,686

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets – Columbia Asset Allocation Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended March 31, 2011 ($)	Year Ended September 30, 2010 ($)
Operations	Net investment income	2,065,671	4,172,394
	Net realized gain on investments, foreign currency transactions, forward currency exchange contracts, futures contracts and written option contracts	31,884,436	12,890,226
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts, foreign capital gains tax and written option contracts	(8,411,421)	795,071
	Net increase resulting from operations	25,538,686	17,857,691
Distributions to Shareholders	From net investment income:
	Class A	(103,167)	(177,876)
	Class B	(20,276)	(43,218)
	Class C	(12,797)	(18,826)
	Class T	(1,170,550)	(2,212,179)
	Class Z	(1,127,019)	(2,137,943)
	Total distributions to shareholders	(2,433,809)	(4,590,042)
	Net Capital Stock Transactions	(11,302,513)	(22,212,031)
	Increase from regulatory settlements	—	39
	Total increase (decrease) in net assets	11,802,364	(8,944,343)
Net Assets	Beginning of period	214,894,453	223,838,796
	End of period	226,696,817	214,894,453
	Undistributed (overdistributed) net investment income at end of period	(275,516)	92,622

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets (continued) – Columbia Asset Allocation Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	89,490	1,277,268	209,081	2,715,792
Distributions reinvested	5,820	83,115	12,269	160,092
Redemptions	(81,062)	(1,156,258)	(158,514)	(2,081,457)
Net increase	14,248	204,125	62,836	794,427
Class B
Subscriptions	1,289	17,912	17,803	230,184
Distributions reinvested	984	13,987	2,855	37,047
Redemptions	(36,154)	(515,218)	(110,295)	(1,432,555)
Net decrease	(33,881)	(483,319)	(89,637)	(1,165,324)
Class C
Subscriptions	31,051	441,718	18,904	245,247
Distributions reinvested	757	10,761	1,255	16,318
Redemptions	(10,315)	(149,045)	(23,162)	(301,944)
Net increase (decrease)	21,493	303,434	(3,003)	(40,379)
Class T
Subscriptions	37,519	539,755	49,429	711,217
Distributions reinvested	60,037	857,722	156,227	2,035,883
Redemptions	(511,386)	(7,247,319)	(1,080,880)	(14,103,465)
Net decrease	(413,830)	(5,849,842)	(875,224)	(11,356,365)
Class Z
Subscriptions	105,397	1,514,695	279,300	3,656,141
Distributions reinvested	49,603	711,973	112,573	1,472,006
Redemptions	(537,476)	(7,703,579)	(1,191,485)	(15,572,537)
Net decrease	(382,476)	(5,476,911)	(799,612)	(10,444,390)

See Accompanying Notes to Financial Statements.

10

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$13.39		$12.61		$12.57		$16.80		$16.06		$16.47
Income from Investment Operations:
Net investment income (a)	0.13		0.24		0.26		0.31		0.32		0.22
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	1.49		0.81		0.03		(2.76)		1.86		0.92
Total from investment operations	1.62		1.05		0.29		(2.45)		2.18		1.14
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.27)		(0.25)		(0.34)		(0.33)		(0.31)
From net realized gains	—		—		—		(1.44)		(1.11)		(1.24)
Total distributions to shareholders	(0.15)		(0.27)		(0.25)		(1.78)		(1.44)		(1.55)
Increase from regulatory settlements	—		—	(b)	—		—		—		—
Net Asset Value, End of Period	$14.86		$13.39		$12.61		$12.57		$16.80		$16.06
Total return (c)	12.16	%(d)(e)	8.36	%(e)	2.63	%(e)	(16.23)%		14.24%		7.39	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.53	%(g)(h)(i)	1.20	%(h)	1.25	%(h)	1.29	%(j)	1.32	%(h)	1.31	%(h)
Interest expense	—		—		—	%(k)	—		—		—
Net expenses	0.53	%(g)(h)(i)	1.20	%(h)	1.25	%(h)	1.29	%(j)	1.32	%(h)	1.31	%(h)
Waiver/Reimbursement	0.69	%(g)	0.24%		0.22%		—		—		0.01%
Net investment income	1.85	%(g)(h)	1.84	%(h)	2.35	%(h)	2.17	%(j)	1.98	%(h)	1.38	%(h)
Portfolio turnover rate	12	%(d)(l)	109%		107%		94%		100%		98%
Net assets, end of period (000s)	$10,379		$9,161		$7,833		$7,266		$8,314		$5,863

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Does not include expenses of the investment companies in which the Fund invests, if these expenses were included, the expense ratios would have been higher.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been higher.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$13.38		$12.60		$12.57		$16.80		$16.06		$16.47
Income from Investment Operations:
Net investment income (a)	0.08		0.14		0.18		0.20		0.20		0.17
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	1.49		0.81		0.02		(2.76)		1.86		0.85
Total from investment operations	1.57		0.95		0.20		(2.56)		2.06		1.02
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.17)		(0.17)		(0.23)		(0.21)		(0.19)
From net realized gains	—		—		—		(1.44)		(1.11)		(1.24)
Total distributions to shareholders	(0.10)		(0.17)		(0.17)		(1.67)		(1.32)		(1.43)
Increase from regulatory settlements	—		—	(b)	—		—		—		—
Net Asset Value, End of Period	$14.85		$13.38		$12.60		$12.57		$16.80		$16.06
Total return (c)	11.77	%(d)(e)	7.56	%(e)	1.79	%(e)	(16.88)%		13.40%		6.59	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.28	%(g)(h)(i)	1.95	%(h)	2.00	%(h)	2.04	%(j)	2.07	%(h)	2.06	%(h)
Interest expense	—		—		—	%(k)	—		—		—
Net expenses	1.28	%(g)(h)(i)	1.95	%(h)	2.00	%(h)	2.04	%(j)	2.07	%(h)	2.06	%(h)
Waiver/Reimbursement	0.69	%(g)	0.24%		0.22%		—		—		0.01%
Net investment income	1.12	%(g)(h)	1.08	%(h)	1.61	%(h)	1.40	%(j)	1.21	%(h)	1.08	%(h)
Portfolio turnover rate	12	%(d)(l)	109%		107%		94%		100%		98%
Net assets, end of period (000s)	$2,687		$2,874		$3,835		$4,699		$6,219		$6,788

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Does not include expenses of the investment companies in which the Fund invests, if these expenses were included, the expense ratios would have been higher.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been higher.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$13.38		$12.60		$12.57		$16.81		$16.06		$16.47
Income from Investment Operations:
Net investment income (a)	0.08		0.14		0.17		0.21		0.20		0.16
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	1.49		0.81		0.03		(2.78)		1.87		0.86
Total from investment operations	1.57		0.95		0.20		(2.57)		2.07		1.02
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.17)		(0.17)		(0.23)		(0.21)		(0.19)
From net realized gains	—		—		—		(1.44)		(1.11)		(1.24)
Total distributions to shareholders	(0.10)		(0.17)		(0.17)		(1.67)		(1.32)		(1.43)
Increase from regulatory settlements	—		—	(b)	—		—		—		—
Net Asset Value, End of Period	$14.85		$13.38		$12.60		$12.57		$16.81		$16.06
Total return (c)	11.77	%(d)(e)	7.56	%(e)	1.79	%(e)	(16.93)%		13.46%		6.59	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.28	%(g)(h)(i)	1.95	%(h)	2.00	%(h)	2.04	%(j)	2.07	%(h)	2.06	%(h)
Interest expense	—		—		—	%(k)	—		—		—
Net expenses	1.28	%(g)(h)(i)	1.95	%(h)	2.00	%(h)	2.04	%(j)	2.07	%(h)	2.06	%(h)
Waiver/Reimbursement	0.69	%(g)	0.24%		0.22%		—		—		0.01%
Net investment income	1.13	%(g)(h)	1.08	%(h)	1.60	%(h)	1.41	%(j)	1.23	%(h)	0.98	%(h)
Portfolio turnover rate	12	%(d)(l)	109%		107%		94%		100%		98%
Net assets, end of period (000s)	$2,005		$1,519		$1,468		$1,496		$1,806		$1,281

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Does not include expenses of the investment companies in which the Fund invests, if these expenses were included, the expense ratios would have been higher.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been higher.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2011		2010		2009		2008		2007 (a)		2006
Net Asset Value, Beginning of Period	$13.40		$12.61		$12.58		$16.82		$16.08		$16.48
Income from Investment Operations:
Net investment income (b)	0.13		0.23		0.25		0.31		0.31		0.28
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	1.49		0.82		0.02		(2.78)		1.86		0.87
Total from investment operations	1.62		1.05		0.27		(2.47)		2.17		1.15
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.26)		(0.24)		(0.33)		(0.32)		(0.31)
From net realized gains	—		—		—		(1.44)		(1.11)		(1.24)
Total distributions to shareholders	(0.15)		(0.26)		(0.24)		(1.77)		(1.43)		(1.55)
Increase from regulatory settlements	—		—	(c)	—		—		—		—
Net Asset Value, End of Period	$14.87		$13.40		$12.61		$12.58		$16.82		$16.08
Total return (d)	12.13	%(e)(f)	8.39	%(e)	2.50	%(e)	(16.32)%		14.17%		7.39	%(e)(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.58	%(h)(i)(j)	1.25	%(i)	1.30	%(i)	1.34	%(k)	1.37	%(i)	1.36	%(i)
Interest expense	—		—		—	%(l)	—		—		—
Net expenses	0.58	%(h)(i)(j)	1.25	%(i)	1.30	%(i)	1.34	%(k)	1.37	%(i)	1.36	%(i)
Waiver/Reimbursement	0.69	%(h)	0.24%		0.22%		—		—		0.01%
Net investment income	1.81	%(h)(i)	1.79	%(i)	2.31	%(i)	2.10	%(k)	1.92	%(i)	1.78	%(i)
Portfolio turnover rate	12	%(f)(m)	109%		107%		94%		100%		98%
Net assets, end of period (000s)	$115,115		$109,253		$113,895		$130,863		$180,757		$175,348

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Does not include expenses of the investment companies in which the Fund invests, if these expenses were included, the expense ratios would have been higher.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

(l)  Rounds to less than 0.01%.

(m)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been higher.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$13.45		$12.66		$12.58		$16.82		$16.07		$16.48
Income from Investment Operations:
Net investment income (a)	0.15		0.27		0.29		0.35		0.36		0.33
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	1.50		0.82		0.07		(2.77)		1.87		0.85
Total from investment operations	1.65		1.09		0.36		(2.42)		2.23		1.18
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.30)		(0.28)		(0.38)		(0.37)		(0.35)
From net realized gains	—		—		—		(1.44)		(1.11)		(1.24)
Total distributions to shareholders	(0.17)		(0.30)		(0.28)		(1.82)		(1.48)		(1.59)
Increase from regulatory settlements	—		—	(b)	—		—		—		—
Net Asset Value, End of Period	$14.93		$13.45		$12.66		$12.58		$16.82		$16.07
Total return (c)	12.32	%(d)(e)	8.67	%(e)	3.21	%(e)	(16.06)%		14.58%		7.65	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.28	%(g)(h)(i)	0.95	%(h)	1.00	%(h)	1.04	%(j)	1.07	%(h)	1.06	%(h)
Interest expense	—		—		—	%(k)	—		—		—
Net expenses	0.28	%(g)(h)(i)	0.95	%(h)	1.00	%(h)	1.04	%(j)	1.07	%(h)	1.06	%(h)
Waiver/Reimbursement	0.69	%(g)	0.24%		0.22%		—		—		0.01%
Net investment income	2.12	%(g)(h)	2.07	%(h)	2.60	%(h)	2.40	%(j)	2.21	%(h)	2.09	%(h)
Portfolio turnover rate	12	%(d)(l)	109%		107%		94%		100%		98%
Net assets, end of period (000s)	$96,511		$92,087		$96,807		$107,424		$144,513		$151,703

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Does not include expenses of the investment companies in which the Fund invests, if these expenses were included, the expense ratios would have been higher.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been higher.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia Asset Allocation Fund

March 31, 2011 (Unaudited)

Note 1. Organization

Columbia Asset Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objectives

The Fund seeks total return, consisting of current income and long-term capital appreciation.

Effective October 22, 2010, the Fund transitioned to a fund-of-fund structure, which means the Fund will seek to achieve its objective by investing primarily in shares of mutual funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (Columbia Funds). The Fund may also invest in exchange-traded funds and third party-advised funds, equity and fixed income securities, including Treasury inflation protected securities, and other instruments such as derivatives (collectively, Underlying Funds). The financial statements of the Underlying Funds in which the Fund invests should be read in conjunction with the Fund's financial statements.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class T and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase. Class T shares are available only to certain investors, as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the

16

Columbia Asset Allocation Fund, March 31, 2011 (Unaudited)

potential variation may be greater for those securities valued using fundamental analysis.

Asset-backed and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed and mortgage-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including options and futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an

17

Columbia Asset Allocation Fund, March 31, 2011 (Unaudited)

analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provides more detailed information about each derivative type held by the Fund:

Futures Contracts—The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's Investment Manager.

In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the six month period ended March 31, 2011, the Fund entered into 12 futures contracts.

Options—The Fund had written covered and purchased call options to neutralize the Fund's exposure to equity risk on underlying securities. Written covered call options and purchased call options become more valuable as the price of the underlying instruments depreciates and appreciates, respectively, relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended March 31, 2011, the Fund did not enter into any written options contracts.

18

Columbia Asset Allocation Fund, March 31, 2011 (Unaudited)

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund's derivative instruments as of March 31, 2011.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value	Liabilities	Fair Value
Futures Contracts	$—	Futures Contracts	$8,264	*

*  Includes only current day's variation margin

The effect of derivative instruments on the Fund's Statement of Operations for the six month period ended March 31, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Equity Risk	$781,993	$(9,343)
Written Options	Equity Risk	2,074	3,627

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Income and capital gain distributions from the underlying Funds, if any, are recorded on the ex-dividend date.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on

19

Columbia Asset Allocation Fund, March 31, 2011 (Unaudited)

an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.65% to 0.46% as the Fund's net assets increase.

Effective October 22, 2010, the Investment Manager has contractually agreed to waive a portion of its management fee through January 31, 2012 so that the effective advisory fee rate will be a blend of (i) 0.00% on assets invested in other Columbia Funds, exchange-traded funds or third party mutual funds, and (ii) 0.65% on other assets.

The effective annualized management fee rate, net of fee waivers, for the six month period ended March 31, 2011, was 0.10% of the Fund's average daily net assets.

Administration Fee

Under an Administrative Services Agreement, the Investment Manager provides administration and accounting services to the Fund. Effective October 22, 2010, the Fund pays an annual administration fee equal to 0.03% of the Fund's average daily net assets. Prior to October 22, 2010, the annual administration fee was equal to 0.067% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund.

20

Columbia Asset Allocation Fund, March 31, 2011 (Unaudited)

The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Transfer Agent Fee

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the six month period ended March 31, 2011, the Fund's effective transfer agent fee rate for each class was 0.13% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $2,122 for Class A, $511 for Class B, $76 for Class C and $1,165 for Class T shares for the six month period ended March 31, 2011.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. For the six month period ended March 31, 2011, the shareholder services fee

21

Columbia Asset Allocation Fund, March 31, 2011 (Unaudited)

was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Fee Waivers and Expense Reimbursements

Effective October 22, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses, through January 31, 2012, so that the Fund's ordinary operating expenses (excluding certain expenses described below), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 0.51%, 1.26%, 1.26%, 0.56% and 0.26% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class T and Class Z shares, respectively. The following expenses are excluded from the Fund's ordinary operating expenses when calculating the cap, and therefore will be paid by the Fund: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses, investment management services fees and any other expenses the exclusion of which is specifically approved by the Fund's Board of Trustees. This agreement may be modified or amended only with approval from all parties. Merger costs are treated as extraordinary expenses and therefore not subject to the Fund's expense limits.

Prior to October 22, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed the annual rate of 0.95% of the Fund's average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended March 31, 2011, these custody credits reduced total expenses by $71 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $26,796,237 and $233,823,612, respectively, for the six month period ended March 31, 2011, of which $19,678,180 and $53,189,056, respectively, were U.S. Government securities.

Note 6. Regulatory Settlements

During the year ended period September 30, 2010, the Fund received payments totaling $39 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 22.8% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of

22

Columbia Asset Allocation Fund, March 31, 2011 (Unaudited)

$200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2010 was as follows:

September 30, 2010
Distributions paid from:
Ordinary Income*	$4,590,042

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$14,472,930
Unrealized depreciation	(1,239,209)
Net unrealized appreciation	$13,233,721

The following capital loss carryforwards, determined as of September 30, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$15,394,963
2018	16,050,883
Total	$31,445,846

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

High-Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less

23

Columbia Asset Allocation Fund, March 31, 2011 (Unaudited)

developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Investing in Other Funds Risk

The performance of the Underlying Funds in which the Fund invests could be adversely affected if other entities that invest in the same Underlying Funds make relatively large investments or redemptions in the Underlying Funds. Because the expenses and costs of an Underlying Fund are shared by its investors, redemptions by other investors in the Underlying Fund could result in decreased economies of scale and increased operating expenses for the Underlying Fund. The Fund, and its shareholders, indirectly bear a portion of the expenses of the Underlying Funds. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of any Underlying Fund. In addition, the Investment Manager has the authority to change the Underlying Funds in which the Fund invests or to change the percentage of the Fund's investments allocated to each Underlying Fund. If an Underlying Fund pays fees to the Investment Manager or its affiliates, such as investment management fees, this could result in the Investment Manager having a potential conflict of interest in selecting the Underlying Funds in which the Fund invests or in determining the percentage of the Fund's investments allocated to each Underlying Fund. There are also circumstances in which the Investment Manager's fiduciary duties to the Fund may conflict with its fiduciary duties to the Underlying Funds.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In August 2010, the Board of Trustees approved a proposal to merge the Fund into Columbia LifeGoal® Balanced Growth Portfolio. The proposal was approved at a special meeting of shareholders held on February 15, 2011. The merger, which was a tax-free reorganization for U.S. federal income tax proposes, was effective May 2, 2011.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the

24

Columbia Asset Allocation Fund, March 31, 2011 (Unaudited)

funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

25

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia LifeGoal® Balanced Growth Portfolio (the "Buying Fund") in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund (the "Reorganization"). The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,835,052	4,346,446	4,691,944	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Asset Allocation Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Asset Allocation Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1710 A (05/11)

Columbia Small Cap Core Fund

Semiannual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	8

Statement of Operations	10

Statement of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	20

Shareholder Meeting Results	27

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Small Cap Core Fund

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		I	T		W	Z
Inception	11/01/98		11/01/98		11/18/02		09/27/10	02/12/93		09/27/10	12/14/92
Sales charge	without	with	without	with	without	with	without	without	with	without	without
6-month (cumulative)	25.28	18.10	24.87	19.87	24.83	23.83	25.64	25.27	18.06	25.38	25.49
1-year	27.77	20.40	26.79	21.79	26.85	25.85	n/a	27.70	20.40	n/a	28.11
5-year	5.05	3.81	4.27	4.00	4.27	4.27	n/a	5.00	3.76	n/a	5.32
10-year/Life	9.91	9.26	9.06	9.06	9.07	9.07	28.65	9.84	9.18	28.36	10.21

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B shares), Retail A shares (for Class C and Class T shares) and Trust shares (for Class Z shares) of Galaxy Small Cap Value Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes.

Class I and Class W shares were initially offered by the Fund on September 27, 2010.

1The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

2The Standard & Poor's (S&P) SmallCap 600 Composite Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/11

+25.28%

Class A shares (without sales charge)

+25.48%

Russell 2000 Index[1]

+25.21%

S&P SmallCap 600 Composite Index[2]

Net asset value per share

as of 03/31/11 ($)
Class A	16.70
Class B	14.86
Class C	14.88
Class I	17.20
Class T	16.41
Class W	16.70
Class Z	17.18

1

Understanding Your Expenses – Columbia Small Cap Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,252.80	1,018.55	7.19	6.44	1.28
Class B	1,000.00	1,000.00	1,248.70	1,014.76	11.44	10.25	2.03
Class C	1,000.00	1,000.00	1,248.30	1,014.81	11.38	10.20	2.03
Class I	1,000.00	1,000.00	1,256.40	1,020.64	4.84	4.33	0.87
Class T	1,000.00	1,000.00	1,252.70	1,018.30	7.47	6.69	1.33
Class W	1,000.00	1,000.00	1,253.80	1,018.60	7.14	6.39	1.28
Class Z	1,000.00	1,000.00	1,254.90	1,019.80	5.79	5.19	1.03

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Small Cap Core Fund

March 31, 2011 (Unaudited)

Common Stocks – 99.7%
	Shares	Value ($)
Consumer Discretionary – 10.9%
Auto Components – 0.5%
Dorman Products, Inc. (a)	110,965	4,670,517
Auto Components Total		4,670,517
Diversified Consumer Services – 0.3%
Nobel Learning Communities, Inc. (a)	279,366	2,757,342
Diversified Consumer Services Total		2,757,342
Hotels, Restaurants & Leisure – 1.5%
CEC Entertainment, Inc.	219,307	8,274,453
Morgans Hotel Group Co. (a)	211,631	2,073,984
O'Charleys, Inc. (a)	532,962	3,181,783
Hotels, Restaurants & Leisure Total		13,530,220
Household Durables – 0.5%
Jarden Corp.	112,292	3,994,227
Household Durables Total		3,994,227
Leisure Equipment & Products – 1.4%
Callaway Golf Co.	230,347	1,570,967
RC2 Corp. (a)	282,947	7,950,811
Steinway Musical Instruments, Inc. (a)	142,864	3,173,009
Leisure Equipment & Products Total		12,694,787
Media – 1.7%
Arbitron, Inc.	194,600	7,789,838
John Wiley & Sons, Inc., Class A	106,000	5,389,040
Scholastic Corp.	69,210	1,871,438
Media Total		15,050,316
Specialty Retail – 5.0%
Bebe Stores, Inc.	603,200	3,528,720
Buckle, Inc.	120,731	4,877,532
Collective Brands, Inc. (a)	354,707	7,654,577
Foot Locker, Inc.	139,500	2,750,940
Penske Auto Group, Inc. (a)	261,200	5,229,224
Rent-A-Center, Inc.	269,382	9,404,126
Stage Stores, Inc.	309,328	5,945,284
Wet Seal, Inc., Class A (a)	1,008,800	4,317,664
Specialty Retail Total		43,708,067
Consumer Discretionary Total		96,405,476
Consumer Staples – 1.3%
Food & Staples Retailing – 0.6%
Casey's General Stores, Inc.	95,451	3,722,589
Pantry, Inc. (a)	124,116	1,840,640
Food & Staples Retailing Total		5,563,229

	Shares	Value ($)
Food Products – 0.7%
Corn Products International, Inc.	119,301	6,182,178
Food Products Total		6,182,178
Consumer Staples Total		11,745,407
Energy – 5.2%
Energy Equipment & Services – 3.7%
Gulfmark Offshore, Inc., Class A (a)	139,591	6,213,195
Helix Energy Solutions Group, Inc. (a)	244,700	4,208,840
Newpark Resources, Inc. (a)	560,358	4,404,414
Oceaneering International, Inc. (a)	37,770	3,378,527
TETRA Technologies, Inc. (a)	655,081	10,088,247
Unit Corp. (a)	68,800	4,262,160
Energy Equipment & Services Total		32,555,383
Oil, Gas & Consumable Fuels – 1.5%
BPZ Resources, Inc. (a)	534,800	2,839,788
EXCO Resources, Inc.	252,287	5,212,250
Georesources, Inc. (a)	170,300	5,325,281
Oil, Gas & Consumable Fuels Total		13,377,319
Energy Total		45,932,702
Financials – 14.3%
Capital Markets – 1.4%
Investment Technology Group, Inc. (a)	411,850	7,491,552
Waddell & Reed Financial, Inc., Class A	116,207	4,719,166
Capital Markets Total		12,210,718
Commercial Banks – 4.0%
Centerstate Banks, Inc.	242,519	1,697,633
Financial Institutions, Inc.	215,540	3,771,950
Hancock Holding Co.	100,006	3,284,197
Iberiabank Corp.	58,635	3,525,723
Oriental Financial Group	668,359	8,387,905
SCBT Financial Corp.	96,336	3,206,062
Simmons First National Corp., Class A	105,700	2,863,413
Southwest Bancorp, Inc. (a)	316,000	4,484,040
Union First Market Bankshares Corp.	143,224	1,611,270
Webster Financial Corp.	97,570	2,090,925
Commercial Banks Total		34,923,118
Consumer Finance – 1.2%
Cash America International, Inc.	221,668	10,207,811
QC Holdings, Inc.	178,812	774,256
Consumer Finance Total		10,982,067

See Accompanying Notes to Financial Statements.

3

Columbia Small Cap Core Fund

March 31, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Insurance – 2.8%
AMERISAFE, Inc. (a)	44,531	984,580
Arthur J. Gallagher & Co.	98,300	2,989,303
CNO Financial Group, Inc. (a)	434,450	3,262,719
Delphi Financial Group, Inc., Class A	97,100	2,981,941
eHealth, Inc. (a)	94,600	1,258,180
Enstar Group Ltd. (a)	42,462	4,241,105
Horace Mann Educators Corp.	231,117	3,882,766
National Interstate Corp.	126,621	2,640,048
State Auto Financial Corp.	147,054	2,679,324
Insurance Total		24,919,966
Real Estate Investment Trusts (REITs) – 3.6%
Acadia Realty Trust	155,496	2,941,984
American Campus Communities, Inc.	168,432	5,558,256
Cousins Properties, Inc.	400,400	3,343,340
DiamondRock Hospitality Co.	275,133	3,073,236
DuPont Fabros Technology, Inc.	206,100	4,997,925
First Potomac Realty Trust	249,748	3,933,531
Mack-Cali Realty Corp.	104,700	3,549,330
Summit Hotel Properties, Inc. (a)	402,679	4,002,629
Real Estate Investment Trusts (REITs) Total		31,400,231
Thrifts & Mortgage Finance – 1.3%
Abington Bancorp, Inc.	183,521	2,244,462
Dime Community Bancshares	210,167	3,102,065
First Niagara Financial Group, Inc.	154,659	2,100,269
Jefferson Bancshares, Inc. (a)	219,422	776,754
NewAlliance Bancshares, Inc.	204,189	3,030,165
Thrifts & Mortgage Finance Total		11,253,715
Financials Total		125,689,815
Health Care – 12.5%
Biotechnology – 0.8%
Myriad Genetics, Inc. (a)	330,265	6,654,840
Biotechnology Total		6,654,840
Health Care Equipment & Supplies – 5.8%
Analogic Corp.	137,306	7,764,654
Cooper Companies, Inc.	138,974	9,651,744
Greatbatch, Inc. (a)	192,553	5,094,952
Invacare Corp.	268,151	8,344,859
STAAR Surgical Co. (a)	1,082,667	6,030,455
Symmetry Medical, Inc. (a)	342,808	3,359,519
Thoratec Corp. (a)	222,900	5,779,797
West Pharmaceutical Services, Inc.	102,940	4,608,624
Health Care Equipment & Supplies Total		50,634,604
Health Care Providers & Services – 4.9%
Air Methods Corp. (a)	244,825	16,464,481
LifePoint Hospitals, Inc. (a)	66,315	2,664,537
Magellan Health Services, Inc. (a)	131,326	6,445,480
Owens & Minor, Inc.	130,128	4,226,558

	Shares	Value ($)
Providence Service Corp. (a)	413,105	6,188,313
PSS World Medical, Inc. (a)	179,902	4,884,339
U.S. Physical Therapy, Inc.	91,897	2,052,979
Health Care Providers & Services Total		42,926,687
Life Sciences Tools & Services – 0.4%
Cambrex Corp. (a)	705,802	3,881,911
Life Sciences Tools & Services Total		3,881,911
Pharmaceuticals – 0.6%
Obagi Medical Products, Inc. (a)	441,924	5,585,919
Pharmaceuticals Total		5,585,919
Health Care Total		109,683,961
Industrials – 23.0%
Aerospace & Defense – 4.1%
AAR Corp. (a)	314,994	8,731,634
American Science & Engineering, Inc.	79,500	7,342,620
Global Defense Technology & Systems, Inc. (a)	340,912	8,256,889
LMI Aerospace, Inc. (a)	186,602	3,771,226
Moog, Inc., Class A (a)	171,941	7,893,811
Aerospace & Defense Total		35,996,180
Air Freight & Logistics – 1.4%
Atlas Air Worldwide Holdings, Inc. (a)	133,283	9,292,491
Pacer International, Inc. (a)	497,938	2,619,154
Air Freight & Logistics Total		11,911,645
Commercial Services & Supplies – 2.1%
Consolidated Graphics, Inc. (a)	86,503	4,725,659
McGrath Rentcorp	187,868	5,123,160
Unifirst Corp.	165,019	8,747,657
Commercial Services & Supplies Total		18,596,476
Construction & Engineering – 2.4%
EMCOR Group, Inc. (a)	298,068	9,231,166
MasTec, Inc. (a)	302,828	6,298,822
Northwest Pipe Co. (a)	95,981	2,200,844
Sterling Construction Co., Inc. (a)	183,062	3,090,087
Construction & Engineering Total		20,820,919
Electrical Equipment – 4.1%
Belden, Inc.	206,100	7,739,055
EnerSys (a)	120,671	4,796,672
Global Power Equipment Group, Inc. (a)	210,571	5,790,703
GrafTech International Ltd. (a)	207,746	4,285,800
LaBarge, Inc. (a)	184,714	3,269,438
LSI Industries, Inc.	701,288	5,077,325
Regal-Beloit Corp.	71,600	5,286,228
Electrical Equipment Total		36,245,221

See Accompanying Notes to Financial Statements.

4

Columbia Small Cap Core Fund

March 31, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Machinery – 3.7%
Albany International Corp., Class A	377,600	9,402,240
Flanders Corp. (a)	931,415	3,027,099
Key Technology, Inc. (a)	239,533	4,840,962
Miller Industries, Inc.	233,716	3,795,548
PMFG, Inc. (a)	183,370	3,913,116
Tennant Co.	97,148	4,084,102
Wabash National Corp. (a)	329,601	3,816,779
Machinery Total		32,879,846
Marine – 0.3%
Rand Logistics, Inc. (a)	355,253	2,604,004
Marine Total		2,604,004
Professional Services – 2.9%
FTI Consulting, Inc. (a)	171,462	6,572,138
Heidrick & Struggles International, Inc.	137,700	3,832,191
Hill International, Inc. (a)	316,700	1,675,343
Hudson Highland Group, Inc. (a)	312,051	2,028,332
Kforce, Inc. (a)	319,589	5,848,479
Navigant Consulting, Inc. (a)	226,578	2,263,514
SFN Group, Inc. (a)	207,496	2,923,619
Professional Services Total		25,143,616
Road & Rail – 0.3%
Kansas City Southern (a)	57,015	3,104,467
Road & Rail Total		3,104,467
Trading Companies & Distributors – 1.7%
Kaman Corp.	217,695	7,662,864
Rush Enterprises, Inc., Class A (a)	160,430	3,176,514
Rush Enterprises, Inc., Class B (a)	159,851	2,779,809
Titan Machinery, Inc. (a)	56,350	1,422,837
Trading Companies & Distributors Total		15,042,024
Industrials Total		202,344,398
Information Technology – 25.5%
Communications Equipment – 2.5%
Adtran, Inc.	47,246	2,006,065
EMS Technologies, Inc. (a)	250,836	4,930,182
Globecomm Systems, Inc. (a)	329,714	4,065,374
InterDigital, Inc.	106,100	5,062,031
Performance Technologies, Inc. (a)(b)	643,041	1,369,677
Plantronics, Inc.	115,257	4,220,711
Communications Equipment Total		21,654,040
Computers & Peripherals – 1.2%
Imation Corp. (a)	223,704	2,492,063
Intevac, Inc. (a)	254,300	3,160,949
Presstek, Inc. (a)	403,337	838,941
Rimage Corp.	272,361	4,398,630
Computers & Peripherals Total		10,890,583

	Shares	Value ($)
Electronic Equipment, Instruments & Components – 7.6%
Anixter International, Inc.	66,800	4,668,652
Benchmark Electronics, Inc. (a)	940,900	17,848,873
Cognex Corp.	39,291	1,109,971
FARO Technologies, Inc. (a)	260,806	10,432,240
LeCroy Corp. (a)	308,063	4,118,802
Littelfuse, Inc.	59,198	3,380,206
Newport Corp. (a)	299,556	5,341,083
Plexus Corp. (a)	361,832	12,685,830
Pulse Electronics Corp.	484,023	2,928,339
Spectrum Control, Inc. (a)	199,932	3,934,662
Electronic Equipment, Instruments & Components Total		66,448,658
Internet Software & Services – 1.2%
Digital River, Inc. (a)	206,000	7,710,580
EarthLink, Inc.	379,540	2,971,798
Internet Software & Services Total		10,682,378
IT Services – 3.9%
Acxiom Corp. (a)	336,582	4,829,952
Computer Task Group, Inc. (a)	739,233	9,824,407
Integral Systems, Inc. (a)	275,155	3,348,636
NCI, Inc., Class A (a)	283,100	6,899,147
PRGX Global, Inc. (a)	665,991	4,042,565
TNS, Inc. (a)	374,601	5,832,538
IT Services Total		34,777,245
Semiconductors & Semiconductor Equipment – 4.0%
ATMI, Inc. (a)	179,759	3,393,850
BTU International, Inc. (a)	288,342	3,171,762
Cirrus Logic, Inc. (a)	209,592	4,407,720
Exar Corp. (a)	317,013	1,908,418
Fairchild Semiconductor International, Inc. (a)	495,487	9,017,863
IXYS Corp. (a)	131,029	1,759,720
ON Semiconductor Corp. (a)	249,806	2,465,585
Pericom Semiconductor Corp. (a)	310,020	3,214,907
Ultratech, Inc. (a)	197,530	5,807,382
Semiconductors & Semiconductor Equipment Total		35,147,207
Software – 5.1%
Accelrys, Inc. (a)	481,459	3,851,672
American Software Inc., Class A	116,222	857,718
Epicor Software Corp. (a)	326,964	3,619,491
Lawson Software, Inc. (a)	538,125	6,511,313
Mentor Graphics Corp. (a)	266,524	3,899,246
Progress Software Corp. (a)	591,885	17,217,935
S1 Corp. (a)	522,860	3,492,705
Websense, Inc. (a)	239,200	5,494,424
Software Total		44,944,504
Information Technology Total		224,544,615

See Accompanying Notes to Financial Statements.

5

Columbia Small Cap Core Fund

March 31, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Materials – 4.5%
Chemicals – 2.1%
H.B. Fuller Co.	372,214	7,995,157
Sensient Technologies Corp.	209,286	7,500,810
Spartech Corp. (a)	456,907	3,312,576
Chemicals Total		18,808,543
Containers & Packaging – 1.1%
Greif, Inc., Class A	149,190	9,758,518
Containers & Packaging Total		9,758,518
Metals & Mining – 0.8%
Metals USA Holdings Corp. (a)	404,290	6,618,227
Metals & Mining Total		6,618,227
Paper & Forest Products – 0.5%
Glatfelter Co.	301,922	4,021,601
Paper & Forest Products Total		4,021,601
Materials Total		39,206,889
Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.5%
General Communication, Inc., Class A (a)	361,842	3,958,551
Diversified Telecommunication Services Total		3,958,551
Telecommunication Services Total		3,958,551
Utilities – 2.0%
Gas Utilities – 1.2%
New Jersey Resources Corp.	100,299	4,307,842
South Jersey Industries, Inc.	112,690	6,307,260
Gas Utilities Total		10,615,102
Water Utilities – 0.8%
American States Water Co.	126,859	4,549,164
California Water Service Group	54,773	2,035,912
Water Utilities Total		6,585,076
Utilities Total		17,200,178
Total Common Stocks (cost of $679,629,667)		876,711,992

Short-Term Obligation – 2.1%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.040%, collateralized by a U.S. Treasury obligation maturing 08/15/39, market value $19,064,979 (repurchase proceeds $18,690,021)	18,690,000	18,690,000
Total Short-Term Obligation (cost of $18,690,000)		18,690,000
Total Investments – 101.8% (cost of $698,319,667) (c)		895,401,992
Other Assets & Liabilities, Net – (1.8)%		(16,113,228)
Net Assets – 100.0%		879,288,764

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the six months ended March 31, 2011, are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Performance Technologies, Inc.	$1,331,153	$23,900	$—	$—	$1,369,677

(c)  Cost for federal income tax purposes is $698,319,667.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

See Accompanying Notes to Financial Statements.

6

Columbia Small Cap Core Fund

March 31, 2011 (Unaudited)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$876,711,992	$—	$—	$876,711,992
Total Short-Term Obligation	—	18,690,000	—	18,690,000
Total Investments	$876,711,992	$18,690,000	$—	$895,401,992

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	25.5
Industrials	23.0
Financials	14.3
Health Care	12.5
Consumer Discretionary	10.9
Energy	5.2
Materials	4.5
Utilities	2.0
Consumer Staples	1.3
Telecommunication Services	0.5
99.7
Short-Term Obligation	2.1
Other Assets & Liabilities, Net	(1.8)
100.0

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities – Columbia Small Cap Core Fund

March 31, 2011 (Unaudited)

		($)
Assets	Unaffiliated investments, at identified cost	692,865,600
	Affiliated investments, at identified cost	5,454,067
	Total investments, at identified cost	698,319,667
	Unaffiliated investments, at value	894,032,315
	Affiliated investments, at value	1,369,677
	Total investments, at value	895,401,992
	Cash	182
	Receivable for:
	Investments sold	1,575,732
	Fund shares sold	894,537
	Dividends	605,939
	Interest	21
	Trustees' deferred compensation plan	87,574
	Prepaid expenses	603
	Other assets	4,803
	Total Assets	898,571,383
Liabilities	Payable for:
	Investments purchased	3,222,865
	Fund shares repurchased	15,029,574
	Investment advisory fee	541,243
	Administration fee	49,772
	Pricing and bookkeeping fees	9,393
	Transfer agent fee	193,673
	Trustees' fees	2,905
	Custody fee	14,627
	Distribution and service fees	109,774
	Chief compliance officer expenses	333
	Trustees' deferred compensation plan	87,574
	Other liabilities	20,886
	Total Liabilities	19,282,619
	Net Assets	879,288,764
Net Assets Consist of	Paid-in capital	677,216,528
	Accumulated net investment loss	(2,118,707)
	Accumulated net realized gain	7,108,618
	Net unrealized appreciation (depreciation) on investments	197,082,325
	Net Assets	879,288,764

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities (continued) – Columbia Small Cap Core Fund

March 31, 2011 (Unaudited)

Class A	Net assets	$179,937,776
	Shares outstanding	10,773,759
	Net asset value per share	$16.70	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($16.70/0.9425)	$17.72	(b)
Class B	Net assets	$17,165,500
	Shares outstanding	1,155,386
	Net asset value and offering price per share	$14.86	(a)
Class C	Net assets	$27,397,040
	Shares outstanding	1,841,541
	Net asset value and offering price per share	$14.88	(a)
Class I	Net assets	$2,412,549
	Shares outstanding	140,288
	Net asset value, offering and redemption price per share	$17.20
Class T	Net assets	$86,578,883
	Shares outstanding	5,274,561
	Net asset value per share	$16.41	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($16.41/0.9425)	$17.41	(b)
Class W	Net assets	$73,832,773
	Shares outstanding	4,420,452
	Net asset value, offering and redemption price per share	$16.70
Class Z	Net assets	$491,964,243
	Shares outstanding	28,633,810
	Net asset value, offering and redemption price per share	$17.18

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

9

Statement of Operations – Columbia Small Cap Core Fund

For the Six Months Ended March 31, 2011 (Unaudited)

		($)
Investment Income	Dividends	3,091,268
	Interest	21,984
	Foreign taxes withheld	(6,244)
	Total Investment Income	3,107,008
Expenses	Investment advisory fee	2,908,349
	Administration fee	266,439
	Distribution fee:
	Class B	61,818
	Class C	86,115
	Service fee:
	Class A	187,500
	Class B	20,606
	Class C	28,705
	Class W	58,260
	Shareholder service fee—Class T	121,614
	Transfer agent fee:
	Class A, Class B, Class C, Class T, Class W and Class Z	664,893
	Pricing and bookkeeping fees	68,027
	Trustees' fees	21,017
	Custody fee	23,865
	Chief compliance officer expenses	718
	Other expenses	160,320
	Total Expenses	4,678,246
	Expense reductions	(50)
	Net Expenses	4,678,196
	Net Investment Loss	(1,571,188)
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized gain on investments	24,042,041
	Net change in unrealized appreciation (depreciation) on investments	154,377,772
	Net Gain	178,419,813
	Net Increase Resulting from Operations	176,848,625

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets – Columbia Small Cap Core Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended March 31, 2011 ($)	Year Ended September 30, 2010 ($)
Operations	Net investment loss	(1,571,188)	(1,536,491)
	Net realized gain on investments	24,042,041	14,737,595
	Net change in unrealized appreciation (depreciation)
	on investments	154,377,772	70,278,331
	Net increase resulting from operations	176,848,625	83,479,435
	Net Capital Stock Transactions	60,209,620	13,647,902
	Increase from regulatory settlement	12,545	—
	Total increase in net assets	237,070,790	97,127,337
Net Assets	Beginning of period	642,217,974	545,090,637
	End of period	879,288,764	642,217,974
	Accumulated net investment loss at end of period	(2,118,707)	(547,519)

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets (continued) – Columbia Small Cap Core Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended March 31, 2011		Year Ended September 30, 2010 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,987,747	45,540,318	4,149,507	51,127,715
Redemptions	(1,326,745)	(20,194,154)	(2,070,656)	(25,689,627)
Net increase	1,661,002	25,346,164	2,078,851	25,438,088
Class B
Subscriptions	25,722	344,729	39,113	429,257
Redemptions	(170,910)	(2,298,592)	(400,346)	(4,476,695)
Net decrease	(145,188)	(1,953,863)	(361,233)	(4,047,438)
Class C
Subscriptions	376,624	5,166,658	318,672	3,538,275
Redemptions	(182,764)	(2,474,820)	(440,235)	(4,877,105)
Net increase (decrease)	193,860	2,691,838	(121,563)	(1,338,830)
Class I
Subscriptions	149,607	2,250,191	187	2,500
Redemptions	(9,506)	(151,903)	—	—
Net increase	140,101	2,098,288	187	2,500
Class T
Subscriptions	22,533	341,527	43,232	529,032
Redemptions	(392,643)	(5,871,218)	(957,438)	(11,648,106)
Net decrease	(370,110)	(5,529,691)	(914,206)	(11,119,074)
Class W
Subscriptions	4,967,900	72,170,756	192	2,500
Redemptions	(547,640)	(8,594,421)	—	—
Net increase	4,420,260	63,576,335	192	2,500
Class Z
Subscriptions	5,308,214	83,456,392	7,740,576	98,116,927
Redemptions	(6,737,783)	(109,475,843)	(7,423,189)	(93,406,771)
Net increase (decrease)	(1,429,569)	(26,019,451)	317,387	4,710,156

(a)  Class I and Class W shares commenced operations on September 27, 2010.

(b)  Class I and Class W shares reflect activity for the period September 27, 2010 through September 30, 2010.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.33		$11.58	$14.14	$20.01	$19.72	$19.32
Income from Investment Operations:
Net investment income (loss) (a)	(0.04)		(0.05)	(0.02)	(0.09)	0.04 (b)	(0.06)
Net realized and unrealized gain (loss) on investments	3.41		1.80	(1.39)	(2.11)	2.46	1.91
Total from investment operations	3.37		1.75	(1.41)	(2.20)	2.50	1.85
Less Distributions to Shareholders:
From net investment income	—		—	—	(0.03)	—	—
From net realized gains	—		—	(1.15)	(3.64)	(2.21)	(1.45)
Total distributions to shareholders	—		—	(1.15)	(3.67)	(2.21)	(1.45)
Increase from regulatory settlements	—	(c)	—	— (c)	—	—	—
Net Asset Value, End of Period	$16.70		$13.33	$11.58	$14.14	$20.01	$19.72
Total return (d)	25.28	%(e)	15.11%	(7.41)%	(12.86)%	13.30%	10.08	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.28	%(h)	1.30%	1.33%	1.25%	1.21%	1.16%
Interest expense	—		—	—	—	—	—	%(i)
Net expenses (g)	1.28	%(h)	1.30%	1.33%	1.25%	1.21%	1.16%
Waiver/Reimbursement	—		—	—	—	—	—	%(i)
Net investment income (loss) (g)	(0.51	)%(h)	(0.38)%	(0.28)%	(0.56)%	0.22%	(0.30)%
Portfolio turnover rate	11	%(e)	26%	11%	25%	44%	14%
Net assets, end of period (000s)	$179,938		$121,456	$81,474	$115,246	$176,504	$190,390

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2011		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$11.90		$10.42	$12.97	$18.75	$18.73		$18.56
Income from Investment Operations:
Net investment loss (a)	(0.08)		(0.12)	(0.09)	(0.19)	(0.10	)(b)	(0.19)
Net realized and unrealized gain (loss) on investments	3.04		(1.60)	(1.31)	(1.95)	2.33		1.81
Total from investment operations	2.96		(1.48)	(1.40)	(2.14)	2.23		1.62
Less Distributions to Shareholders:
From net realized gains	—		—	(1.15)	(3.64)	(2.21)		(1.45)
Increase from regulatory settlements	—	(c)	—	— (c)	—	—		—
Net Asset Value, End of Period	$14.86		$11.90	$10.42	$12.97	$18.75		$18.73
Total return (d)	24.87	%(e)	14.20%	(8.08)%	(13.53)%	12.49%		9.17	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.03	%(h)	2.05%	2.08%	2.00%	1.96%		1.91%
Interest expense	—		—	—	—	—		—	%(i)
Net expenses (g)	2.03	%(h)	2.05%	2.08%	2.00%	1.96%		1.91%
Waiver/Reimbursement	—		—	—	—	—		—	%(i)
Net investment loss (g)	(1.26	)%(h)	(1.11)%	(1.03)%	(1.31)%	(0.53)%		(1.05)%
Portfolio turnover rate	11	%(e)	26%	11%	25%	44%		14%
Net assets, end of period (000s)	$17,166		$15,478	$17,317	$23,085	$35,918		$39,109

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2011		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$11.92		$10.43	$12.99	$18.76	$18.75		$18.57
Income from Investment Operations:
Net investment loss (a)	(0.08)		(0.12)	(0.09)	(0.19)	(0.10	)(b)	(0.19)
Net realized and unrealized gain (loss) on investments	3.04		1.61	(1.32)	(1.94)	2.32		1.82
Total from investment operations	2.96		1.49	(1.41)	(2.13)	2.22		1.63
Less Distributions to Shareholders:
From net realized gains	—		—	(1.15)	(3.64)	(2.21)		(1.45)
Increase from regulatory settlements	—	(c)	—	— (c)	—	—		—
Net Asset Value, End of Period	$14.88		$11.92	$10.43	$12.99	$18.76		$18.75
Total return (d)	24.83	%(e)	14.29%	(8.15)%	(13.46)%	12.41%		9.23	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.03	%(h)	2.05%	2.08%	2.00%	1.96%		1.91%
Interest expense	—		—	—	—	—		—	%(i)
Net expenses (g)	2.03	%(h)	2.05%	2.08%	2.00%	1.96%		1.91%
Waiver/Reimbursement	—		—	—	—	—		—	%(i)
Net investment loss (g)	(1.25	)%(h)	(1.12)%	(1.03)%	(1.29)%	(0.53)%		(1.05)%
Portfolio turnover rate	11	%(e)	26%	11%	25%	44%		14%
Net assets, end of period (000s)	$27,397		$19,635	$18,461	$24,756	$42,312		$46,241

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class I Shares	(Unaudited) Six Months Ended March 31, 2011	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$13.69	$13.37
Income from Investment Operations:
Net investment income (loss) (b)	(0.01)	— (c)
Net realized and unrealized gain on investments	3.52	0.32
Total from investment operations	3.51	0.32
Increase from regulatory settlements	— (c)	—
Net Asset Value, End of Period	$17.20	$13.69
Total return (d)(e)	25.64%	2.39%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.87%	0.90%
Net investment income (loss) (f)(g)	(0.06)%	2.13%
Portfolio turnover rate (e)	11%	26%
Net assets, end of period (000s)	$2,413	$3

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2011		2010	2009	2008	2007 (a)	2006
Net Asset Value, Beginning of Period	$13.10		$11.39	$13.94	$19.78	$19.53	$19.15
Income from Investment Operations:
Net investment income (loss) (b)	(0.03)		(0.05)	(0.03)	(0.10)	0.03 (c)	(0.07)
Net realized and unrealized gain (loss) on investments	3.34		1.76	(1.37)	(2.08)	2.43	1.90
Total from investment operations	3.31		1.71	(1.40)	(2.18)	2.46	1.83
Less Distributions to Shareholders:
From net investment income	—		—	—	(0.02)	—	—
From net realized gains	—		—	(1.15)	(3.64)	(2.21)	(1.45)
Total distributions to shareholders	—		—	(1.15)	(3.66)	(2.21)	(1.45)
Increase from regulatory settlements	—	(d)	—	— (d)	—	—	—
Net Asset Value, End of Period	$16.41		$13.10	$11.39	$13.94	$19.78	$19.53
Total return (e)	25.27	%(f)	15.01%	(7.45)%	(12.90)%	13.22%	10.04	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.33	%(i)	1.35%	1.38%	1.30%	1.26%	1.21%
Interest expense	—		—	—	—	—	—	%(j)
Net expenses (h)	1.33	%(i)	1.35%	1.38%	1.30%	1.26%	1.21%
Waiver/Reimbursement	—		—	—	—	—	—	%(j)
Net investment income (loss) (h)	(0.56	)%(i)	(0.42)%	(0.34)%	(0.63)%	0.17%	(0.35)%
Portfolio turnover rate	11	%(f)	26%	11%	25%	44%	14%
Net assets, end of period (000s)	$86,579		$73,960	$74,722	$98,299	$136,381	$135,538

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class W Shares	(Unaudited) Six Months Ended March 31, 2011	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$13.32	$13.01
Income from Investment Operations:
Net investment income (loss) (b)	(0.03)	— (c)
Net realized and unrealized gain on investments	3.41	0.31
Total from investment operations	3.38	0.31
Increase from regulatory settlements	— (c)	—
Net Asset Value, End of Period	$16.70	$13.32
Total return (d)(e)	25.38%	2.38%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.28%	1.34%
Net investment income (loss) (f)(g)	(0.40)%	1.69%
Portfolio turnover rate (e)	11%	26%
Net assets, end of period (000s)	$73,833	$3

(a)  Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.69		$11.87	$14.42	$20.33	$19.96	$19.54
Income from Investment Operations:
Net investment income (loss) (a)	(0.02)		(0.02)	— (c)	(0.04)	0.09 (b)	(0.01)
Net realized and unrealized gain (loss) on investments	3.51		1.84	(1.40)	(2.15)	2.49	1.93
Total from investment operations	3.49		1.82	(1.40)	(2.19)	2.58	1.92
Less Distributions to Shareholders:
From net investment income	—		—	—	(0.08)	—	—
From net realized gains	—		—	(1.15)	(3.64)	(2.21)	(1.50)
Total distributions to shareholders	—		—	(1.15)	(3.72)	(2.21)	(1.50)
Increase from regulatory settlements	—	(c)	—	— (c)	—	—	—
Net Asset Value, End of Period	$17.18		$13.69	$11.87	$14.42	$20.33	$19.96
Total return (d)	25.49	%(e)	15.33%	(7.18)%	(12.60)%	13.56%	10.32	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.03	%(h)	1.05%	1.08%	1.00%	0.96%	0.91%
Interest expense	—		—	—	—	—	—	%(i)
Net expenses (g)	1.03	%(h)	1.05%	1.08%	1.00%	0.96%	0.91%
Waiver/Reimbursement	—		—	—	—	—	—	%(i)
Net investment income (loss) (g)	(0.26	)%(h)	(0.12)%	(0.04)%	(0.27)%	0.46%	(0.05)%
Portfolio turnover rate	11	%(e)	26%	11%	25%	44%	14%
Net assets, end of period (000s)	$491,964		$411,684	$353,117	$413,763	$834,537	$929,791

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Small Cap Core Fund

March 31, 2011 (Unaudited)

Note 1. Organization

Columbia Small Cap Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objectives

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class T, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

The Fund is authorized to issue Class R4 and Class R5 shares, which would not be subject to sales charges, however these share classes are not currently offered for sale.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase. Class T shares are available only to certain investors, as described in the Fund's prospectus.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security

20

Columbia Small Cap Core Fund, March 31, 2011 (Unaudited)

is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on the Investment Manager's estimates if actual information has not yet been reported. The Investment Manager's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of

21

Columbia Small Cap Core Fund, March 31, 2011 (Unaudited)

any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager, determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.75% to 0.55% as the Fund's net assets increase.

The annualized effective management fee rate for the six month period ended March 31, 2011, was 0.73% of the Fund's average daily net assets.

Administration Fee

Under an Administrative Services Agreement, the Investment Manager provides administration and accounting services to the Fund. The Fund pays an annual administration fee equal to 0.067% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Transfer Agent Fee

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay any transfer agency fees.

For the six month period ended March 31, 2011, the Fund's annualized effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of the average daily net assets was as follows:

Class A	Class B	Class C	Class T	Class W	Class Z
0.17%	0.17%	0.17%	0.17%	0.16%	0.17%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are

22

Columbia Small Cap Core Fund, March 31, 2011 (Unaudited)

intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% of the average daily net assets attributable to Class A shares, 0.75% of the average daily net assets attributable to Class B and Class C shares and 0.25% of the average daily net assets attributable to Class W shares.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. For the six month period ended March 31, 2011, the shareholder services fee was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $12,537 for Class A, $536 for Class B, $1,097 for Class C and $773 for Class T shares for the six month period ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 1.35%, 2.10%, 2.10%, 0.96%, 1.40%, 1.35% and 1.10% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class T, Class W and Class Z shares, respectively. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended March 31, 2011, these custody credits reduced total expenses by $50 for the Fund.

23

Columbia Small Cap Core Fund, March 31, 2011 (Unaudited)

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $162,282,190 and $79,085,671, respectively, for the six month period ended March 31, 2011.

Note 6. Regulatory Settlements

During the six month period ended March 31, 2011, the Fund received payments totaling $12,545 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of March 31, 2011, two shareholder accounts owned 38.4% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2010 was as follows:

September 30, 2010
Ordinary Income*	$—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$259,188,996
Unrealized depreciation	(62,106,671)
Net unrealized appreciation	$197,082,325

The following capital loss carryforwards, determined as of September 30, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$6,883,381
2018	9,719,746
Total	$16,603,127

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

24

Columbia Small Cap Core Fund, March 31, 2011 (Unaudited)

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

25

Columbia Small Cap Core Fund, March 31, 2011 (Unaudited)

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

26

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
461,944,278	20,397,987	4,932,384	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Core Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Small Cap Core Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1725 A (05/11)

Columbia Contrarian Core Fund

Semiannual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Portfolio of Investments	3

Statement of Assets and Liabilities	6

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	11

Notes to Financial Statements	20

Shareholder Meeting Results	28

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Contrarian Core Fund

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		I
Inception	11/01/98		11/01/98		12/09/02		09/27/10
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	18.99	12.14	18.59	13.59	18.56	17.56	19.29
1-year	15.15	8.57	14.32	9.32	14.30	13.30	n/a
5-year	5.78	4.53	4.97	4.64	4.98	4.98	n/a
10-year/Life	4.19	3.58	3.40	3.40	3.42	3.42	19.19

Share class	R		R4	T	W	Z
Inception	9/27/10		03/07/11	02/12/93	09/27/10	12/14/92
Sales charge	without	without	without	with	without	without
6-month (cumulative)	18.87	n/a	19.01	12.19	18.99	19.18
1-year	n/a	n/a	15.05	8.43	n/a	15.45
5-year	n/a	n/a	5.71	4.47	n/a	6.03
10-year/Life	18.78	0.74	4.12	3.50	18.90	4.46

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class R4 and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class R, Class R4, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Growth & Income Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to December 9, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to December 9, 2002 would be lower for Class A, Class B and Class C shares.

Class I, Class R and Class W shares were initially offered on September 27, 2010. Class R4 shares were initially offered on March 7, 2011.

1The Russell 1000 Index tracks performance of 1,000 of the largest U.S. companies, based on market capitalization.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/11

+18.99%

Class A shares (without sales charge)

+18.13%

Russell 1000 Index[1]

Net asset value per share

as of 03/31/11 ($)
Class A	14.97
Class B	13.97
Class C	13.99
Class I	15.04
Class R	14.99
Class R4	15.04
Class T	14.86
Class W	14.97
Class Z	15.04

Distributions declared per share

10/01/10 – 03/31/11 ($)
Class A	0.03
Class I	0.09
Class T	0.03
Class W	0.03
Class Z	0.07

1

Understanding Your Expenses – Columbia Contrarian Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/10 – 3/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,189.90		1,019.10	6.39		5.89	1.17
Class B	1,000.00	1,000.00	1,185.90		1,015.36	10.46		9.65	1.92
Class C	1,000.00	1,000.00	1,185.60		1,015.36	10.46		9.65	1.92
Class I	1,000.00	1,000.00	1,192.90		1,020.89	4.43		4.08	0.81
Class R	1,000.00	1,000.00	1,188.70		1,018.20	7.37		6.79	1.35
Class R4	1,000.00	1,000.00	1,007.40	*	1,019.95	0.66	*	5.04	1.00
Class T	1,000.00	1,000.00	1,190.10		1,018.85	6.66		6.14	1.22
Class W	1,000.00	1,000.00	1,189.90		1,019.15	6.33		5.84	1.16
Class Z	1,000.00	1,000.00	1,191.80		1,020.34	5.03		4.63	0.92

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period from March 7, 2011 (when shares became effective) to March 31, 2011.

2

Portfolio of Investments – Columbia Contrarian Core Fund

March 31, 2011 (Unaudited)

Common Stocks – 99.4%
	Shares	Value ($)
Consumer Discretionary – 7.0%
Auto Components – 1.3%
Johnson Controls, Inc.	275,200	11,440,064
Automobiles – 0.7%
General Motors Co. (a)	199,158	6,179,873
Hotels, Restaurants & Leisure – 0.8%
Carnival Corp. (b)	179,100	6,870,276
Media – 1.5%
Comcast Corp., Class A	557,300	13,776,456
Multiline Retail – 2.7%
Kohl's Corp.	165,100	8,756,904
Target Corp.	297,300	14,867,973
Total		23,624,877
Total Consumer Discretionary		61,891,546
Consumer Staples – 8.3%
Beverages – 1.6%
PepsiCo, Inc.	219,800	14,157,318
Food & Staples Retailing – 0.9%
CVS Caremark Corp.	236,600	8,120,112
Food Products – 1.3%
Kraft Foods, Inc., Class A	376,100	11,794,496
Personal Products – 1.8%
Avon Products, Inc.	342,300	9,255,792
Herbalife Ltd. (b)	80,700	6,565,752
Total		15,821,544
Tobacco – 2.7%
Philip Morris International, Inc.	356,400	23,390,532
Total Consumer Staples		73,284,002
Energy – 15.6%
Energy Equipment & Services – 3.0%
Baker Hughes, Inc.	94,800	6,961,164
Halliburton Co.	209,200	10,426,528
Schlumberger Ltd. (b)	99,700	9,298,022
Total		26,685,714
Oil, Gas & Consumable Fuels – 12.6%
Alpha Natural Resources, Inc. (a)	102,600	6,091,362
Apache Corp.	113,900	14,911,788
Chevron Corp.	189,400	20,347,242
ConocoPhillips	185,600	14,822,016
Devon Energy Corp.	95,400	8,754,858
Exxon Mobil Corp.	285,700	24,035,941
Imperial Oil Ltd. (b)	97,600	4,984,432

	Shares	Value ($)
Petroleo Brasileiro SA, ADR (b)	250,900	8,916,986
Suncor Energy, Inc. (b)	189,000	8,474,760
Total		111,339,385
Total Energy		138,025,099
Financials – 16.3%
Capital Markets – 6.0%
BlackRock, Inc.	74,100	14,894,841
Goldman Sachs Group, Inc. (The)	95,700	15,165,579
Invesco Ltd. (b)	407,200	10,408,032
State Street Corp.	282,100	12,677,574
Total		53,146,026
Commercial Banks – 2.0%
Wells Fargo & Co.	563,322	17,857,307
Consumer Finance – 2.0%
American Express Co.	391,900	17,713,880
Diversified Financial Services – 5.9%
Bank of America Corp.	902,307	12,027,753
Citigroup, Inc. (a)	1,867,400	8,253,908
JPMorgan Chase & Co.	689,872	31,803,099
Total		52,084,760
Insurance – 0.4%
MetLife, Inc.	77,453	3,464,473
Total Financials		144,266,446
Health Care – 9.9%
Biotechnology – 1.0%
Celgene Corp. (a)	156,100	8,980,433
Health Care Equipment & Supplies – 1.2%
Baxter International, Inc.	191,500	10,296,955
Health Care Providers & Services – 3.0%
Cardinal Health, Inc.	151,400	6,227,082
HCA Holdings, Inc. (a)	280,592	9,503,651
Medco Health Solutions, Inc. (a)	79,615	4,471,178
WellPoint, Inc.	97,400	6,797,546
Total		26,999,457
Life Sciences Tools & Services – 1.8%
Thermo Fisher Scientific, Inc. (a)	279,750	15,540,113
Pharmaceuticals – 2.9%
Abbott Laboratories	173,387	8,504,632
Pfizer, Inc.	841,800	17,096,958
Total		25,601,590
Total Health Care		87,418,548

See Accompanying Notes to Financial Statements.

3

Columbia Contrarian Core Fund

March 31, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Industrials – 14.2%
Aerospace & Defense – 3.0%
Honeywell International, Inc.	240,050	14,333,385
United Technologies Corp.	143,900	12,181,135
Total		26,514,520
Air Freight & Logistics – 1.6%
FedEx Corp.	149,900	14,023,145
Commercial Services & Supplies – 0.5%
Republic Services, Inc.	160,500	4,821,420
Industrial Conglomerates – 3.4%
General Electric Co.	823,540	16,511,977
Tyco International Ltd. (b)	293,300	13,131,041
Total		29,643,018
Machinery – 1.4%
Illinois Tool Works, Inc.	234,800	12,613,456
Professional Services – 2.1%
Nielsen Holdings NV (a)(b)	696,526	19,022,125
Road & Rail – 2.2%
Con-way, Inc.	116,900	4,593,001
Union Pacific Corp.	149,720	14,721,968
Total		19,314,969
Total Industrials		125,952,653
Information Technology – 20.9%
Communications Equipment – 1.4%
QUALCOMM, Inc.	226,900	12,440,927
Computers & Peripherals – 6.3%
Apple, Inc. (a)	90,300	31,465,035
EMC Corp. (a)	504,000	13,381,200
Hewlett-Packard Co.	275,400	11,283,138
Total		56,129,373
Electronic Equipment, Instruments & Components – 1.1%
Corning, Inc.	169,500	3,496,785
TE Connectivity Ltd. (b)	174,100	6,062,162
Total		9,558,947
Internet Software & Services – 4.8%
eBay, Inc. (a)	610,400	18,946,816
Google, Inc., Class A (a)	35,300	20,693,213
Monster Worldwide, Inc. (a)	171,900	2,733,210
Total		42,373,239

	Shares	Value ($)
IT Services – 4.6%
IBM Corp.	145,100	23,661,457
Mastercard, Inc., Class A	67,000	16,865,240
Total		40,526,697
Semiconductors & Semiconductor Equipment – 1.0%
Advanced Micro Devices, Inc. (a)	617,000	5,306,200
Atmel Corp. (a)	260,900	3,556,067
Total		8,862,267
Software – 1.7%
Microsoft Corp.	583,020	14,785,387
Total Information Technology		184,676,837
Materials – 6.0%
Chemicals –5.1%
Air Products & Chemicals, Inc.	113,700	10,253,466
Celanese Corp., Series A	212,900	9,446,373
EI du Pont de Nemours & Co.	199,900	10,988,503
Rockwood Holdings, Inc. (a)	46,400	2,283,808
Syngenta AG ADR (b)	183,100	11,932,627
Total		44,904,777
Metals & Mining – 0.9%
Freeport-McMoRan Copper & Gold, Inc.	60,500	3,360,775
Newmont Mining Corp.	89,200	4,868,536
Total		8,229,311
Total Materials		53,134,088
Telecommunication Services – 1.2%
Wireless Telecommunication Services – 1.2%
MetroPCS Communications, Inc. (a)	440,200	7,148,848
Millicom International Cellular SA (b)	38,800	3,731,396
Total		10,880,244
Total Telecommunication Services		10,880,244
Total Common Stocks (Cost: $697,038,647)		879,529,463
Money Market Fund – 1.1%
Columbia Short-Term Cash Fund, 0.229% (c)(d)	10,012,342	10,012,342
Total Money Market Fund (Cost: $10,012,342)		10,012,342
Total Investments (Cost: $707,050,989)		889,541,805
Other Assets & Liabilities, Net		(4,770,961)
Net Assets		884,770,844

See Accompanying Notes to Financial Statements.

4

Columbia Contrarian Core Fund

March 31, 2011 (Unaudited)

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of the McGraw-Hill Companies, Inc.

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents a foreign security. At March 31, 2011, the value of foreign securities, excluding short-term securities, represented 12.36% of net assets.

(c)  Investments in affiliates during the period ended March 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$12,393,739	$(2,381,397)	$—	$10,012,342	$226	$10,012,342

(d)  The rate shown is the seven-day current annualized yield at March 31, 2011.

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

  Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description (a)	Level 1 Quoted Prices in Active Markets for Identical Assets (b)	Level 2 Other Significant Observable inputs	Level 3 Significant Unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$61,891,546	$—	$—	$61,891,546
Consumer Staples	73,284,002	—	—	73,284,002
Energy	138,025,099	—	—	138,025,099
Financials	144,266,446	—	—	144,266,446
Health Care	87,418,548	—	—	87,418,548
Industrials	125,952,653	—	—	125,952,653
Information Technology	184,676,837	—	—	184,676,837
Materials	53,134,088	—	—	53,134,088
Telecommunication Services	10,880,244	—	—	10,880,244
Total Equity Securities	879,529,463	—	—	879,529,463
Other
Affiliated Money Market Fund(c)	10,012,342	—	—	10,012,342
Total Other	10,012,342	—	—	10,012,342
Total	$889,541,805	$—	$—	$889,541,805

(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at March 31, 2011.

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities – Columbia Contrarian Core Fund

March 31, 2011 (Unaudited)

		($)
Assets	Investments, at value
	Unaffiliated issuers (identified cost $697,038,647)	879,529,463
	Affiliated issuers (identified cost $10,012,342)	10,012,342
	Total investments (identified cost $707,050,989)	889,541,805
	Receivable for:
	Capital shares sold	4,637,832
	Investments sold	722,659
	Dividends	929,769
	Reclaims	1,107
	Expense reimbursement due from Investment Manager	719
	Trustees' deferred compensation plan	55,366
	Total assets	895,889,257
Liabilities	Payable for:
	Investments purchased	9,598,450
	Capital shares purchased	1,152,566
	Investment management fees	16,739
	Distribution and service fees	3,162
	Transfer agent fees	245,723
	Trustees' fees	405
	Administration fees	1,402
	Chief compliance officer expenses	206
	Other expenses	44,394
	Trustees' deferred compensation plan	55,366
	Total liabilities	11,118,413
	Net assets applicable to outstanding shares	884,770,844
Represented by	Paid-in capital	690,307,327
	Undistributed net investment income	634,952
	Accumulated net realized gain	11,337,718
	Unrealized appreciation (depreciation) on:
	Investments	182,490,816
	Foreign currency translations	31
	Total – representing net assets applicable to outstanding shares	884,770,844

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities (continued) – Columbia Contrarian Core Fund

March 31, 2011 (Unaudited)

Class A	Net assets applicable to outstanding shares	$169,057,144
	Shares outstanding	11,290,351
	Net asset value per share	$14.97	(a)
Class B	Net assets applicable to outstanding shares	$3,850,290
	Shares outstanding	275,576
	Net asset value per share	$13.97
Class C	Net assets applicable to outstanding shares	$27,652,187
	Shares outstanding	1,977,018
	Net asset value per share	$13.99
Class I	Net assets applicable to outstanding shares	$97,853,497
	Shares outstanding	6,508,219
	Net asset value per share	$15.04
Class R	Net assets applicable to outstanding shares	$2,969
	Shares outstanding	198
	Net asset value per share	$14.99
Class R4	Net assets applicable to outstanding shares	$2,511
	Shares outstanding	167
	Net asset value per share	$15.04
Class T	Net assets applicable to outstanding shares	$126,936,247
	Shares outstanding	8,541,838
	Net asset value per share	$14.86	(a)
Class W	Net assets applicable to outstanding shares	$80,146,393
	Shares outstanding	5,352,639
	Net asset value per share	$14.97
Class Z	Net assets applicable to outstanding shares	$379,269,606
	Shares outstanding	25,215,674
	Net asset value per share	$15.04

(a)  The maximum offering price per share for Class A is $15.88 and for Class T is $15.77. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See Accompanying Notes to Financial Statements.

7

Statement of Operations – Columbia Contrarian Core Fund

Six months ended March 31, 2011 (Unaudited)

		($)
Net Investment Income	Dividends	5,833,629
	Interest	1,593
	Dividends from affiliates	226
	Foreign taxes withheld	(42,646)
	Total income	5,792,802
Expenses	Investment management fees	2,560,616
	Distribution fees
	Class B	15,123
	Class C	84,926
	Class R	7
	Service fees
	Class A	170,218
	Class B	5,040
	Class C	28,327
	Class W	61,217
	Shareholder service fee – Class T	183,917
	Transfer agent fees
	Class A	110,079
	Class B	3,343
	Class C	18,399
	Class R	2
	Class R4	— *
	Class T	101,130
	Class W	41,123
	Class Z	293,720
	Administration fees	243,645
	Plan administration services fees – Class R4	— *
	Compensation of board members	18,707
	Pricing and bookkeeping fees	55,983
	Custodian fees	12,324
	Printing and postage fees	62,262
	Registration fees	81,094
	Professional fees	39,469
	Line of credit interest expense	498
	Chief compliance officer expenses	606
	Other	48,167
	Total expenses	4,239,942
	Fees waived or expenses reimbursed by Investment Manager and its affiliates	(263,870)
	Earnings credits on cash balances	(1)
	Total net expenses	3,976,071
	Net investment income	1,816,731
Realized and Unrealized Gain (Loss) – Net
	Net realized gain (loss) on:
	Investments	23,867,633
	Foreign currency transactions	294
	Net realized gain	23,867,927
	Net change in unrealized appreciation (depreciation) on:
	Investments	98,934,438
	Foreign currency translations	31
	Net change in unrealized appreciation	98,934,469
	Net realized and unrealized gain	122,802,396
	Net increase in net assets resulting from operations	124,619,127

*  Rounds to less than $1.00

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets – Columbia Contrarian Core Fund

		(Unaudited) Six Months Ended March 31, 2011 ($)	Year Ended September 30, 2010 ($)
Operations	Net investment income	1,816,731	2,065,604
	Net realized gain	23,867,927	24,721,821
	Net change in unrealized appreciation	98,934,469	8,379,451
	Net increase in net assets resulting from operations	124,619,127	35,166,876
Distributions to Shareholders	Net investment income
	Class A	(298,249)	(201,274)
	Class I	(147,174)	–
	Class T	(228,384)	(531,782)
	Class W	(161,179)	–
	Class Z	(1,778,271)	(1,864,758)
	Total distributions to shareholders	(2,613,257)	(2,597,814)
	Increase in net assets from share transactions	172,273,402	154,523,114
	Total increase in net assets	294,279,272	187,092,176
Net Assets	Beginning of period	590,491,572	403,399,396
	End of period	884,770,844	590,491,572
	Undistributed net investment income	634,952	1,431,478

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets (continued) – Columbia Contrarian Core Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended March 31, 2011 (a)		Year Ended September 30, 2010 (b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A shares
Subscriptions	3,812,321	54,826,127	8,497,843	105,495,991
Distributions reinvested	18,354	255,641	15,560	189,054
Redemptions	(1,357,201)	(19,243,720)	(2,055,029)	(24,867,159)
Net increase	2,473,474	35,838,048	6,458,374	80,817,886
Class B shares
Subscriptions	44,930	597,655	169,133	1,953,902
Redemptions	(108,057)	(1,427,278)	(141,450)	(1,638,196)
Net increase (decrease)	(63,127)	(829,623)	27,683	315,706
Class C shares
Subscriptions	590,996	7,959,257	1,128,021	13,116,080
Redemptions	(171,055)	(2,259,291)	(214,012)	(2,471,200)
Net increase	419,941	5,699,966	914,009	10,644,880
Class I shares
Subscriptions	7,001,581	99,090,585	197	2,500
Distributions reinvested	10,521	147,157	—	—
Redemptions	(504,080)	(7,353,207)	—	—
Net increase	6,508,022	91,884,535	197	2,500
Class R shares
Subscriptions	—	—	198	2,500
Net increase	—	—	198	2,500
Class R4 shares
Subscriptions	167	2,500	—	—
Net increase	167	2,500	—	—
Class T shares
Subscriptions	23,903	335,100	45,158	552,326
Distributions reinvested	10,960	151,720	38,797	469,356
Redemptions	(512,661)	(7,161,875)	(1,100,312)	(13,448,179)
Net decrease	(477,798)	(6,675,055)	(1,016,357)	(12,426,497)
Class W shares
Subscriptions	5,800,557	78,278,931	198	2,500
Distributions reinvested	11,569	161,173	—	—
Redemptions	(459,685)	(6,702,375)	—	—
Net increase	5,352,441	71,737,729	198	2,500
Class Z shares
Subscriptions	5,433,541	78,717,304	12,537,693	155,092,288
Distributions reinvested	63,653	886,445	94,601	1,154,130
Redemptions	(7,410,157)	(104,988,447)	(6,471,030)	(81,082,779)
Net increase (decrease)	(1,912,963)	(25,384,698)	6,161,264	75,163,639
Total net increase	12,300,157	172,273,402	12,545,566	154,523,114

(a)  Class R4 shares are for the period from March 7, 2011 (when shares became effective) to March 31, 2011.

(b)  Class I, Class R, and Class W shares are for the period from September 27, 2010 (when shares became available) to September 30, 2010.

See Accompanying Notes to Financial Statements.

10

Financial Highlights – Columbia Contrarian Core Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$12.61		$11.76		$11.89		$15.51		$14.03		$13.59
Income from Investment Operations:
Net investment income	.03		.04		.08		.07		.05		.00	(a)
Net realized and unrealized gain (loss) on investments	2.36		.87		(.14)		(2.17)		2.60		1.21
Total from investment operations	2.39		.91		(.06)		(2.10)		2.65		1.21
Less Distributions to Shareholders from:
Net investment income	(.03)		(.06)		(.07)		(.05)		—		(.01)
Net realized gains	—		—		—		(1.47)		(1.17)		(.76)
Total distributions to shareholders	(.03)		(.06)		(.07)		(1.52)		(1.17)		(.77)
Proceeds from Regulatory Settlement	—		—		.00	(a)	—		—		—
Net Asset Value, End of Period	$14.97		$12.61		$11.76		$11.89		$15.51		$14.03
Total return	18.99%		7.75%		(0.28%)		(15.35%)		19.82%		9.24%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	1.24	%(c)(d)	1.25%		1.28	%(d)	1.24	%(d)	1.24%		1.26%
Net expenses after fees waived or expenses reimbursed (e)	1.17	%(c)(d)(f)	1.19	%(f)	1.17	%(d)(f)	1.14	%(d)(g)	1.14	%(f)	1.14	%(f)
Net investment income	0.38	%(c)(f)	0.32	%(f)	0.77	%(f)	0.53	%(g)	0.32	%(f)	0.00	%(f)(h)
Supplemental Data:
Net assets, end of period (in thousands)	$169,057		$111,182		$27,742		$11,187		$12,054		$10,578
Portfolio turnover	41%		94%		131%		106%		88%		63%

See Accompanying Notes to Financial Highlights.

11

Financial Highlights – Columbia Contrarian Core Fund

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$11.78		$11.02		$11.14		$14.67		$13.42		$13.12
Income from Investment Operations:
Net investment income (loss)	(.03)		(.05)		.01		(.03)		(.06)		(.10)
Net realized and unrealized gain (loss) on investments	2.22		.81		(.13)		(2.03)		2.48		1.16
Total from investment operations	2.19		.76		(.12)		(2.06)		2.42		1.06
Less Distributions to Shareholders from:
Net realized gains	—		—		—		(1.47)		(1.17)		(.76)
Proceeds from Regulatory Settlement	—		—		.00	(a)	—		—		—
Net Asset Value, End of Period	$13.97		$11.78		$11.02		$11.14		$14.67		$13.42
Total return	18.59%		6.90%		(1.08%)		(15.96%)		18.94%		8.40%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	1.99	%(c)(d)	2.00%		2.03	%(d)	1.99	%(d)	1.99%		2.01%
Net expenses after fees waived or expenses reimbursed (e)	1.92	%(c)(d)(f)	1.94	%(f)	1.92	%(d)(f)	1.89	%(d)(g)	1.89	%(f)	1.89	%(f)
Net investment income (loss)	(0.38	%)(c)(f)	(0.46	%)(f)	0.12	%(f)	(0.22	%)(g)	(0.44	%)(f)	(0.75	%)(f)
Supplemental Data:
Net assets, end of period (in thousands)	$3,850		$3,991		$3,428		$3,629		$4,796		$5,637
Portfolio turnover	41%		94%		131%		106%		88%		63%

See Accompanying Notes to Financial Highlights.

12

Financial Highlights – Columbia Contrarian Core Fund

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$11.80		$11.03		$11.15		$14.68		$13.43		$13.13
Income from Investment Operations:
Net investment income (loss)	(.02)		(.05)		.01		(.03)		(.06)		(.10)
Net realized and unrealized gain (loss) on investments	2.21		.82		(.13)		(2.03)		2.48		1.16
Total from investment operations	2.19		.77		(.12)		(2.06)		2.42		1.06
Less Distributions to Shareholders from:
Net realized gains	—		—		—		(1.47)		(1.17)		(.76)
Proceeds from Regulatory Settlement	—		—		.00	(a)	—		—		—
Net Asset Value, End of Period	$13.99		$11.80		$11.03		$11.15		$14.68		$13.43
Total return	18.56%		6.98%		(1.08%)		(15.95%)		18.93%		8.40%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	1.99	%(c)(d)	2.00%		2.03	%(d)	1.99	%(d)	1.99%		2.01%
Net expenses after fees waived or expenses reimbursed (e)	1.92	%(c)(d)(f)	1.94	%(f)	1.92	%(d)(f)	1.89	%(d)(g)	1.89	%(f)	1.89	%(f)
Net investment income (loss)	(0.38	%)(c)(f)	(0.44	%)(f)	0.03	%(f)	(0.21	%)(g)	(0.41	%)(f)	(0.75	%)(f)
Supplemental Data:
Net assets, end of period (in thousands)	$27,652		$18,368		$7,094		$1,718		$1,428		$906
Portfolio turnover	41%		94%		131%		106%		88%		63%

See Accompanying Notes to Financial Highlights.

13

Financial Highlights – Columbia Contrarian Core Fund

Class I Shares	(Unaudited) Six Months Ended March 31, 2011		Period Ended September 30, 2010 (i)
Net Asset Value, Beginning of Period	$12.69		$12.70
Income from Investment Operations:
Net investment income	.05		.01
Net realized and unrealized gain (loss) on investments	2.39		(.02)
Total from investment operations	2.44		(.01)
Less Distributions to Shareholders from:
Net investment income	(.09)		—
Net Asset Value, End of Period	$15.04		$12.69
Total return	19.29%		(0.08)%
Ratios to Average Net Assets (b)
Expenses prior to fees waived or expenses reimbursed	0.83	%(c)(d)	0.85	%(c)
Net expenses after fees waived or expenses reimbursed	0.81	%(c)(d)(e)(f)	0.85	%(c)(f)
Net investment income	0.74	%(c)(f)	4.99	%(c)(f)
Supplemental Data
Net assets, end of period (in thousands)	$97,853		$2
Portfolio turnover	41%		94%

See Accompanying Notes to Financial Highlights.

14

Financial Highlights – Columbia Contrarian Core Fund

Class R Shares	(Unaudited) Six Months Ended March 31, 2011		Period Ended September 30, 2010 (i)
Net Asset Value, Beginning of Period	$12.61		$12.62
Income from Investment Operations:
Net investment income	.01		.00	(a)
Net realized and unrealized gain (loss) on investments	2.37		(.01)
Total from investment operations	2.38		(.01)
Net Asset Value, End of Period	$14.99		$12.61
Total return	18.87%		(0.08)%
Ratios to Average Net Assets (b)
Expenses prior to fees waived or expenses reimbursed	1.44	%(c)(d)	1.44	%(c)
Net expenses after fees waived or expenses reimbursed	1.35	%(c)(d)(e)(f)	1.44	%(c)(f)
Net investment income	0.18	%(c)(f)	4.34	%(c)(f)
Supplemental Data
Net assets, end of period (in thousands)	$3		$2
Portfolio turnover	41%		94%

See Accompanying Notes to Financial Highlights.

15

Financial Highlights – Columbia Contrarian Core Fund

Class R4 Shares	(Unaudited) Six Months Ended March 31, 2011 (j)
Net Asset Value, Beginning of Period	$14.93
Income from Investment Operations:
Net investment income	.00	(a)
Net realized and unrealized gain on investments	.11
Total from investment operations	.11
Net Asset Value, End of Period	$15.04
Total return	0.74%
Ratios to Average Net Assets (b)
Expenses prior to fees waived or expenses reimbursed	1.24	%(c)(d)
Net expenses after fees waived or expenses reimbursed (e)	1.00	%(c)(d)(f)
Net investment income	0.46	%(c)(f)
Supplemental Data
Net assets, end of period (in thousands)	$3
Portfolio turnover	41%

See Accompanying Notes to Financial Highlights.

16

Financial Highlights – Columbia Contrarian Core Fund

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$12.51		$11.67		$11.80		$15.40		$13.95		$13.52
Income from Investment Operations:
Net investment income (loss)	.02		.03		.08		.06		.04		(.01)
Net realized and unrealized gain (loss) on investments	2.36		.86		(.14)		(2.15)		2.58		1.21
Total from investment operations	2.38		.89		(.06)		(2.09)		2.62		1.20
Less Distributions to Shareholders from:
Net investment income	(.03)		(.05)		(.07)		(.04)		(.00	)(a)	(.01)
Net realized gains	—		—		—		(1.47)		(1.17)		(.76)
Total distributions to shareholders	(.03)		(.05)		(.07)		(1.51)		(1.17)		(.77)
Proceeds from Regulatory Settlement	—		—		.00	(a)	—		—		—
Net Asset Value, End of Period	$14.86		$12.51		$11.67		$11.80		$15.40		$13.95
Total return	19.01%		7.68%		(0.35)%		(15.37)%		19.70%		9.16%
Ratios to Average Net Assets (b)
Expenses prior to fees waived or expenses reimbursed	1.29	%(c)(d)	1.30%		1.33	%(d)	1.29	%(d)	1.29%		1.31%
Net expenses after to fees waived or expenses reimbursed (e)	1.22	%(c)(d)(f)	1.24	%(f)	1.22	%(d)(f)	1.19	%(d)(g)	1.19	%(f)	1.19	%(f)
Net investment income (loss)	0.32	%(c)(f)	0.24	%(f)	0.81	%(f)	0.48	%(g)	0.27	%(f)	(0.05	)%(f)
Supplemental Data
Net assets, end of period (in thousands)	$126,936		$112,862		$117,161		$132,272		$177,345		$168,506
Portfolio turnover	41%		94%		131%		106%		88%		63%

See Accompanying Notes to Financial Highlights.

17

Financial Highlights – Columbia Contrarian Core Fund

Class W Shares	(Unaudited) Six Months Ended March 31, 2011		Period Ended September 30 2010 (i)
Net Asset Value, Beginning of Period	$12.61		$12.62
Income from Investment Operations:
Net investment income	.03		.00	(a)
Net realized and unrealized gain (loss) on investments	2.36		(.01)
Total from investment operations	2.39		(.01)
Less Distributions to Shareholders from:
Net investment income	(.03)		—
Net Asset Value, End of Period	$14.97		$12.61
Total return	18.99%		(0.08)%
Ratios to Average Net Assets (b)
Expenses prior to fees waived or expenses reimbursed	1.23	%(c)(d)	1.19	%(c)
Net expenses after fees waived or expenses reimbursed	1.16	%(c)(d)(e)(f)	1.19	%(c)(f)
Net investment income	0.40	%(c)(f)	4.64	%(c)(f)
Supplemental Data
Net assets, end of period (in thousands)	$80,146		$2
Portfolio turnover	41%		94%

See Accompanying Notes to Financial Highlights.

18

Financial Highlights – Columbia Contrarian Core Fund

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$12.68		$11.83		$11.97		$15.60		$14.10		$13.66
Income from Investment Operations:
Net investment income	.04		.07		.11		.11		.08		.03
Net realized and unrealized gain (loss) on investments	2.39		.86		(.15)		(2.18)		2.62		1.21
Total from investment operations	2.43		.93		(.04)		(2.07)		2.70		1.24
Less Distributions to Shareholders from:
Net investment income	(.07)		(.08)		(.10)		(.09)		(.03)		(.04)
Net realized gains	—		—		—		(1.47)		(1.17)		(.76)
Total distributions to shareholders	(.07)		(.08)		(.10)		(1.56)		(1.20)		(.80)
Proceeds from Regulatory Settlement	—		—		.00	(a)	—		—		—
Net Asset Value, End of Period	$15.04		$12.68		$11.83		$11.97		$15.60		$14.10
Total return	19.18%		7.93%		(0.01)%		(15.11)%		20.13%		9.45%
Ratios to Average Net Assets (b)
Expenses prior to fees waived or expenses reimbursed	0.99	%(c)(d)	1.00%		1.03	%(d)	0.99	%(d)	0.99%		1.01%
Net expenses after fees waived or expenses reimbursed (e)	0.92	%(c)(d)(f)	0.94	%(f)	0.92	%(d)(f)	0.89	%(d)(g)	0.89	%(f)	0.89	%(f)
Net investment income	0.62	%(c)(f)	0.54	%(f)	1.09	%(f)	0.77	%(g)	0.57	%(f)	0.25	%(f)
Supplemental Data
Net assets, end of period (in thousands)	$379,270		$344,081		$247,974		$173,479		$245,529		$256,039
Portfolio turnover	41%		94%		131%		106%		88%		63%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

(i)  For the period from September 27, 2010 (when shares became available) to September 30, 2010.

(j)  For the period from March 7, 2011 (when shares became effective) to March 31, 2011.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Contrarian Core Fund

March 31, 2011 (Unaudited)

Note 1. Organization

Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class T, Class W, and Class Z shares. On December 10, 2010, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), exchanged Class Z shares of the Fund valued at $57,999,716 for Class I shares of the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

The Fund is authorized to issue Class R4 shares, which would not be subject to sales charges; however, this share class is closed to new investors. Class R4 shares became effective on March 7, 2011.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

20

Columbia Contrarian Core Fund, March 31, 2011 (Unaudited)

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

The policy adopted by the Board of Trustees generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

21

Columbia Contrarian Core Fund, March 31, 2011 (Unaudited)

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. In September 2010, the Board of Trustees approved an amended IMSA that includes an annual management fee rate that declines from 0.71% to 0.54% as the Fund's net assets increase and would increase the management fees payable to the Investment Manager at certain asset levels. The amended IMSA was approved by the Fund's shareholders at a meeting held on February 15, 2011. The amended IMSA was effective on March 1, 2011.

Prior to March 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.70% to 0.51% as the Fund's net assets increased. The annualized effective management fee rate for the six month period ended March 31, 2011 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager provides administration and accounting services to the Fund. In September 2010, the Board of Trustees approved an amended Administrative Services Agreement that includes an annual administration fee rate that declines from 0.06% to 0.03% as the Fund's net assets increase and would decrease the administration fees payable to the Investment Manager at all asset levels. The amended Administrative Services Agreement was effective on March 1, 2011.

Prior to March 1, 2011, the administration fee was equal to 0.067% of the Fund's average daily net assets. The annualized effective administration fee rate for the six month period ended March 31, 2011 was 0.065% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of

22

Columbia Contrarian Core Fund, March 31, 2011 (Unaudited)

$38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Deferred Trustees Compensation

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Compensation of Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay any transfer agency fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the Class R4 shares.

For the six months ended March 31, 2011, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16%
Class C	0.16%
Class R	0.16%
Class R4	0.05%
Class T	0.16%
Class W	0.16%
Class Z	0.16%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Plan Administration Fee

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or

23

Columbia Contrarian Core Fund, March 31, 2011 (Unaudited)

servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% of the average daily net assets attributable to Class A shares, 0.75% of the average daily net assets attributable to Class B and Class C shares, 0.50% of the average daily net assets attributable to Class R shares and 0.25% of the average daily net assets attributable to Class W shares.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. For the six month period ended March 31, 2011, the annualized shareholder services fee was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $20,195 for Class A, $6,678 for Class B, $2,785 for Class C and $877 for Class T for the six months ended March 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses, through January 31, 2013, so that the Fund's ordinary operating expenses (excluding certain expenses described below), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.16%, 1.91%, 1.91%, 0.78%, 1.41%, 1.08%, 1.21%, 1.16% and 0.91% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class R4, Class T, Class W and Class Z shares, respectively. The following expenses are excluded from the Fund's ordinary operating expenses when calculating the cap, and therefore will be paid by the Fund: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties. Merger costs are treated as extraordinary expenses and therefore not subject to the Fund's expense limits.

Prior to March 1, 2011, the Investment Manager contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed the annual rates of 1.19%, 1.94%, 1.94%, 0.86%, 1.44%, 1.24%, 1.19% and 0.94% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class T, Class W and Class Z shares, respectively.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital

24

Columbia Contrarian Core Fund, March 31, 2011 (Unaudited)

accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations.

At March 31, 2011, the cost of investments for federal income tax purposes was approximately $707,051,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$184,035,000
Unrealized depreciation	(1,544,000)
Net appreciation	$182,491,000

The following capital loss carryforward, determined as of September 30, 2010 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$9,193,513

It is unlikely the Board of Trustees will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $470,580,557 and $304,703,550, respectively, for the six months ended March 31, 2011.

Note 6. Custody Credits

Prior to March 28, 2011 the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits were recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period through March 25, 2011, these credits reduced total expenses by $1.

Note 7. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 21.9% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund. In addition, the Investment Manager and/or affiliates owned 100% of Class I, Class R, and Class R4 shares.

Note 9. Line of Credit

Effective March 28, 2011, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective for the Fund on March 28, 2011, replacing a prior credit facility with State Street (as discussed below). The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The collective borrowing amount will increase in two stages during 2011 to a final collective borrowing amount of $500 million.

Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

25

Columbia Contrarian Core Fund, March 31, 2011 (Unaudited)

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. For the six month period ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $1,420,000 at a weighted average interest rate of 1.493%.

Note 10. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan).The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. For the six month period ended March 31, 2011, the Fund did not participate in the securities lending program.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than noted in Note 9 (above), there were no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the

26

Columbia Contrarian Core Fund, March 31, 2011 (Unaudited)

Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007, summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
417,216,483	18,634,762	11,305,981	0

28

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Contrarian Core Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Contrarian Core Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1405 A (05/11)

Columbia Large Cap Growth Fund

Semiannual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Portfolio of Investments	3

Statement of Assets and Liabilities	7

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	13

Notes to Financial Statements	26

Shareholder Meeting Results	34

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Large Cap Growth Fund

Average annual total return as of 03/31/11(%)

Share class	A		B		C		E		F
Inception	11/01/98		11/01/98		11/18/02		09/22/06		09/22/06
Sales charge	without	with	without	with	without	with	without	with	without	with
6-month (cumulative)	20.53	13.60	20.14	15.14	20.13	19.13	20.51	15.09	20.09	15.09
1-year	20.24	13.34	19.44	14.44	19.37	18.37	20.16	14.77	19.34	14.34
5-year	3.91	2.68	3.15	2.80	3.13	3.13	3.82	2.87	3.14	2.78
10-year/Life	2.03	1.42	1.24	1.24	1.24	1.24	1.98	1.51	1.23	1.23

Share class	I	R	R4	R5	T		W	Y	Z
Inception	09/27/10	09/27/10	03/07/11	03/07/11	12/14/90		09/27/10	07/15/09	12/14/90
Sales charge	without	without	without	without	without	with	without	without	without
6-month (cumulative)	20.82	20.45	n/a	n/a	20.58	13.64	20.58	20.77	20.71
1-year	n/a	n/a	n/a	n/a	20.22	13.33	n/a	20.77	20.54
5-year	n/a	n/a	n/a	n/a	3.87	2.65	n/a	4.23	4.17
10-year/Life	20.59	20.21	2.17	2.17	1.93	1.32	20.35	2.30	2.27

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, 4.50% for Class E shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B and Class F shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class R4, Class R5, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class R, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Equity Growth Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. Class E and Class F share performance information includes returns of Class A shares (for Class E shares) and Class B shares (for Class F shares) for the period from November 18, 2002 through September 21, 2006, and the returns of Prime A shares (for Class E shares) and Prime B shares (for Class F shares) for periods prior thereto. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B and Class C shares. The returns for Class Y shares include the returns for Class Z shares for the period from November 18, 2002 until July 15, 2009, and Trust share of the predecessor Fund for periods prior thereto. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be higher. Class Y shares were initially offered on July 15, 2009.

Class I, Class R and Class W shares were initially offered by the fund on September 27, 2010.

Class R4 and Class R5 shares were initially offered by the fund on March 7, 2011.

1Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/11

+20.53%

Class A shares (without sales charge)

+18.57%

Russell 1000 Growth Index[1]

Net asset value per share

as of 03/31/11 ($)
Class A	24.83
Class B	22.79
Class C	22.80
Class E	24.80
Class F	22.77
Class I	25.41
Class R	24.86
Class R4	25.40
Class R5	25.40
Class T	24.67
Class W	24.84
Class Y	25.40
Class Z	25.39

Distributions declared per share

10/01/10 – 03/31/11 ($)
Class A	0.04
Class E	0.02
Class I	0.12
Class T	0.03
Class W	0.04
Class Y	0.12
Class Z	0.10

Understanding Your Expenses – Columbia Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,205.80		1,019.80	5.66		5.19	1.03
Class B	1,000.00	1,000.00	1,201.40		1,016.06	9.77		8.95	1.78
Class C	1,000.00	1,000.00	1,201.30		1,016.06	9.77		8.95	1.78
Class E	1,000.00	1,000.00	1,205.10		1,019.30	6.21		5.69	1.13
Class F	1,000.00	1,000.00	1,201.50		1,016.06	9.77		8.95	1.78
Class I	1,000.00	1,000.00	1,208.20		1,021.74	3.52		3.23	0.64
Class R	1,000.00	1,000.00	1,204.50		1,018.85	6.71		6.14	1.22
Class R4	1,000.00	1,000.00	1,021.70	*	1,020.24	0.62	*	4.73	0.94
Class R5	1,000.00	1,000.00	1,021.70	*	1,021.64	0.44	*	3.33	0.66
Class T	1,000.00	1,000.00	1,205.80		1,019.55	5.94		5.44	1.08
Class W	1,000.00	1,000.00	1,205.80		1,020.09	5.33		4.89	0.97
Class Y	1,000.00	1,000.00	1,208.20		1,021.79	3.47		3.18	0.63
Class Z	1,000.00	1,000.00	1,207.60		1,021.04	4.29		3.93	0.78

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period from March 7, 2011 (when shares became effective) to March 31, 2011.

Portfolio of Investments – Columbia Large Cap Growth Fund

March 31, 2011 (Unaudited)

Common Stocks – 99.0%
	Shares	Value ($)
Consumer Discretionary – 12.7%
Auto Components – 1.1%
Autoliv, Inc.	207,670	15,415,344
Hotels, Restaurants & Leisure – 2.2%
Bally Technologies, Inc. (a)	173,300	6,559,405
Ctrip.com International Ltd., ADR (a)(b)	100,400	4,165,596
Starbucks Corp.	539,300	19,927,135
Total		30,652,136
Internet & Catalog Retail – 1.5%
Amazon.com, Inc. (a)	84,985	15,308,348
priceline.com, Inc. (a)	12,300	6,229,212
Total		21,537,560
Media – 1.9%
CBS Corp., Class B Non Voting	426,700	10,684,568
Viacom, Inc., Class B	328,210	15,268,329
Total		25,952,897
Multiline Retail – 0.7%
Nordstrom, Inc.	233,280	10,469,607
Specialty Retail – 3.1%
Abercrombie & Fitch Co., Class A	145,300	8,529,110
Dick's Sporting Goods, Inc. (a)	304,930	12,191,101
Limited Brands, Inc.	253,940	8,349,547
Lowe's Companies, Inc.	547,690	14,475,447
Total		43,545,205
Textiles, Apparel & Luxury Goods – 2.2%
Coach, Inc.	236,500	12,307,460
Fossil, Inc. (a)	136,000	12,736,400
Lululemon Athletica, Inc. (a)	61,270	5,456,094
Total		30,499,954
Total Consumer Discrectionary		178,072,703
Consumer Staples – 7.4%
Food & Staples Retailing – 3.3%
Costco Wholesale Corp.	194,500	14,260,740
Walgreen Co.	448,000	17,982,720
Whole Foods Market, Inc.	222,050	14,633,095
Total		46,876,555
Food Products – 0.8%
Hershey Co. (The)	215,200	11,696,120
Personal Products – 1.2%
Estee Lauder Companies, Inc. (The), Class A	166,890	16,081,520

	Shares	Value ($)
Tobacco – 2.1%
Philip Morris International, Inc.	446,130	29,279,512
Total Consumer Staples		103,933,707
Energy – 11.5%
Energy Equipment & Services – 3.6%
Halliburton Co.	385,777	19,227,126
McDermott International, Inc. (a)(b)	319,300	8,107,027
Nabors Industries Ltd. (a)(b)	438,240	13,313,731
National Oilwell Varco, Inc.	124,400	9,861,188
Total		50,509,072
Oil, Gas & Consumable Fuels – 7.9%
Apache Corp.	59,050	7,730,826
Chevron Corp.	183,420	19,704,811
Continental Resources, Inc. (a)	161,920	11,572,422
Exxon Mobil Corp.	287,610	24,196,629
Murphy Oil Corp.	75,300	5,528,526
Occidental Petroleum Corp.	143,977	15,044,157
Peabody Energy Corp.	199,510	14,356,740
Southwestern Energy Co. (a)	290,400	12,478,488
Total		110,612,599
Total Energy		161,121,671
Financials – 4.6%
Capital Markets – 3.1%
BlackRock, Inc.	71,500	14,372,215
Franklin Resources, Inc.	83,580	10,454,186
Morgan Stanley	439,920	12,018,615
T Rowe Price Group, Inc.	103,860	6,898,381
Total		43,743,397
Commercial Banks – 0.3%
Fifth Third Bancorp	341,530	4,740,437
Diversified Financial Services – 0.7%
JPMorgan Chase & Co.	211,300	9,740,930
Insurance – 0.5%
MetLife, Inc.	153,800	6,879,474
Total Financials		65,104,238
Health Care – 12.0%
Biotechnology – 2.1%
Alexion Pharmaceuticals, Inc. (a)	123,150	12,152,442
Celgene Corp. (a)	123,950	7,130,844
Dendreon Corp. (a)	267,040	9,995,307
Total		29,278,593

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

March 31, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Health Care Equipment & Supplies – 2.8%
Covidien PLC (b)	177,900	9,240,126
Edwards Lifesciences Corp. (a)	99,180	8,628,660
St. Jude Medical, Inc.	424,990	21,784,987
Total		39,653,773
Health Care Providers & Services – 2.9%
Express Scripts, Inc. (a)	224,340	12,475,547
UnitedHealth Group, Inc.	331,630	14,989,676
Universal Health Services, Inc., Class B	274,910	13,583,303
Total		41,048,526
Health Care Technology – 0.6%
Cerner Corp. (a)	77,200	8,584,640
Life Sciences Tools & Services – 1.2%
Life Technologies Corp. (a)	131,500	6,893,230
Waters Corp. (a)	120,300	10,454,070
Total		17,347,300
Pharmaceuticals – 2.4%
Allergan, Inc.	227,480	16,155,630
Perrigo Co.	145,900	11,601,968
Watson Pharmaceuticals, Inc. (a)	100,500	5,629,005
Total		33,386,603
Total Health Care		169,299,435
Industrials – 13.8%
Aerospace & Defense – 2.6%
Precision Castparts Corp.	104,500	15,380,310
United Technologies Corp.	254,580	21,550,197
Total		36,930,507
Air Freight & Logistics – 1.3%
United Parcel Service, Inc., Class B	237,130	17,623,502
Construction & Engineering – 1.2%
Foster Wheeler AG (a)(b)	145,900	5,488,758
KBR, Inc.	313,100	11,825,787
Total		17,314,545
Electrical Equipment – 2.0%
Emerson Electric Co.	360,400	21,058,172
Rockwell Automation, Inc.	68,600	6,492,990
Total		27,551,162
Machinery – 4.6%
Cummins, Inc.	77,020	8,442,932
Deere & Co.	147,990	14,338,751
Dover Corp.	299,160	19,666,779
Flowserve Corp.	93,760	12,076,288
Parker Hannifin Corp.	112,030	10,607,000
Total		65,131,750

	Shares	Value ($)
Road & Rail – 1.8%
JB Hunt Transport Services, Inc.	241,400	10,964,388
Union Pacific Corp.	147,100	14,464,343
Total		25,428,731
Trading Companies & Distributors – 0.3%
United Rentals, Inc. (a)	130,300	4,336,384
Total Industrials		194,316,581
Information Technology – 31.3%
Communications Equipment – 5.1%
Ciena Corp. (a)	289,900	7,525,804
Cisco Systems, Inc.	294,123	5,044,210
JDS Uniphase Corp. (a)	225,200	4,693,168
Juniper Networks, Inc. (a)	406,000	17,084,480
QUALCOMM, Inc.	674,280	36,970,772
Total		71,318,434
Computers & Peripherals – 7.7%
Apple, Inc. (a)	204,107	71,121,084
EMC Corp. (a)	1,386,810	36,819,806
Total		107,940,890
Electronic Equipment, Instruments & Components – 1.4%
Corning, Inc.	456,440	9,416,357
TE Connectivity Ltd. (b)	291,540	10,151,423
Total		19,567,780
Internet Software & Services – 2.6%
Google, Inc., Class A (a)	62,946	36,899,575
IT Services – 3.1%
Cognizant Technology Solutions Corp., Class A (a)	196,300	15,978,820
IBM Corp.	135,550	22,104,138
Teradata Corp. (a)	119,640	6,065,748
Total		44,148,706
Semiconductors & Semiconductor Equipment – 3.9%
Advanced Micro Devices, Inc. (a)	659,100	5,668,260
Fairchild Semiconductor International, Inc. (a)	382,200	6,956,040
Marvell Technology Group Ltd. (a)(b)	380,500	5,916,775
Netlogic Microsystems, Inc. (a)	188,310	7,912,786
Skyworks Solutions, Inc. (a)	433,400	14,050,828
Texas Instruments, Inc.	413,590	14,293,670
Total		54,798,359

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

March 31, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Software – 7.5%
Autodesk, Inc. (a)	235,880	10,404,667
Intuit, Inc. (a)	227,890	12,100,959
Microsoft Corp.	769,793	19,521,951
Oracle Corp.	1,337,836	44,643,587
Salesforce.com, Inc. (a)	44,940	6,003,085
SuccessFactors, Inc. (a)	314,780	12,304,750
Total		104,978,999
Total Information Technology		439,652,743
Materials – 3.9%
Chemicals – 1.1%
Celanese Corp., Series A	161,100	7,148,007
PPG Industries, Inc.	84,700	8,064,287
Total		15,212,294
Containers & Packaging – 1.1%
Crown Holdings, Inc. (a)	207,300	7,997,634
Packaging Corp. of America	247,508	7,150,506
Total		15,148,140
Metals & Mining – 1.7%
Allegheny Technologies, Inc.	215,600	14,600,432
Freeport-McMoRan Copper & Gold, Inc.	168,400	9,354,620
Total		23,955,052
Total Materials		54,315,486

	Shares	Value ($)
Telecommunication Services – 1.8%
Wireless Telecommunication Services – 1.8%
American Tower Corp., Class A (a)	191,440	9,920,421
Millicom International Cellular SA (b)	70,553	6,785,082
NII Holdings, Inc. (a)	219,996	9,167,233
Total		25,872,736
Total Telecommunication Services		25,872,736
Total Common Stocks (Cost: $1,031,691,741)		1,391,689,300
Money Market Fund – 0.8%
Columbia Short-Term Cash Fund, 0.229%(c)(d)	11,445,577	11,445,577
Total Money Market Fund (Cost: $11,445,577)		11,445,577
Total Investments (Cost: $1,043,137,318)		1,403,134,877
Other Assets & Liabilities, Net		3,299,355
Net Assets		1,406,434,232

  The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents a foreign security. At March 31, 2011, the value of foreign securities, excluding short-term securities, represented 4.49% of net assets.

(c)  The rate shown is the seven-day current annualized yield at March 31, 2011.

(d)  Investments in affiliates during the period ended March 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$12,751,746	$(1,306,169)	$—	$11,445,577	$255	$11,445,577
Abbreviation Legend
ADR	American Depositary Receipt

Fair Value Measurements

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

March 31, 2011 (Unaudited)

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

  Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description (a)	Level 1 Quoted Prices in Active Markets for Identical Assets (b)	Level 2 Other Significant Observable inputs	Level 3 Significant Unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$178,072,703	$—	$—	$178,072,703
Consumer Staples	103,933,707	—	—	103,933,707
Energy	161,121,671	—	—	161,121,671
Financials	65,104,238	—	—	65,104,238
Health Care	169,299,435	—	—	169,299,435
Industrials	194,316,581	—	—	194,316,581
Information Technology	439,652,743	—	—	439,652,743
Materials	54,315,486	—	—	54,315,486
Telecommunication Services	25,872,736	—	—	25,872,736
Total Equity Securities	1,391,689,300	—	—	1,391,689,300
Affiliated Money Market Fund(c)	11,445,577	—	—	11,445,577
Total Other	11,445,577	—	—	11,445,577
Total	$1,403,134,877	$—	$—	$1,403,134,877

(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at March 31, 2011.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Large Cap Growth Fund

March 31, 2011 (Unaudited)

		($)
Assets	Investments, at value
	Unaffiliated issuers (identified cost $1,031,691,741)	1,391,689,300
	Affiliated issuers (identified cost $11,445,577)	11,445,577
	Total investments (identified cost $1,043,137,318)	1,403,134,877
	Receivable for:
	Capital shares sold	320,201
	Investments sold	15,855,298
	Dividends	876,511
	Trustees' deferred compensation plan	208,402
	Other assets	1,311
	Total Assets	1,420,396,600
Liabilities	Payable for:
	Investments purchased	11,621,492
	Capital shares purchased	1,871,116
	Investment management fees	19,735
	Distribution and service fees	3,547
	Transfer agent fees	178,316
	Administration fees	1,926
	Chief compliance officer expenses	434
	Other expenses	57,400
	Trustees' deferred compensation plan	208,402
	Total Liabilities	13,962,368
	Net Assets applicable to outstanding shares	1,406,434,232
Represented by	Paid-in capital	1,185,332,580
	Undistributed net investment income	187,279
	Accumulated net realized loss	(139,083,186)
	Unrealized appreciation (depreciation) on:
	Investments	359,997,559
	Total—representing net assets applicable to outstanding shares	1,406,434,232

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia Large Cap Growth Fund

March 31, 2011 (Unaudited)

Class A	Net assets applicable to outstanding shares	$173,669,389
	Shares outstanding	6,993,665
	Net asset value per share	$24.83	(a)
Class B	Net assets applicable to outstanding shares	$13,272,329
	Shares outstanding	582,498
	Net asset value per share	$22.79
Class C	Net assets applicable to outstanding shares	$18,104,744
	Shares outstanding	794,211
	Net asset value per share	$22.80
Class E	Net assets applicable to outstanding shares	$14,879,446
	Shares outstanding	600,044
	Net asset value per share	$24.80	(b)
Class F	Net assets applicable to outstanding shares	$579,206
	Shares outstanding	25,432
	Net asset value per share	$22.77
Class I	Net assets applicable to outstanding shares	$131,504,687
	Shares outstanding	5,176,264
	Net asset value per share	$25.41
Class R	Net assets applicable to outstanding shares	$3,008
	Shares outstanding	121
	Net asset value per share	$24.86
Class R4	Net assets applicable to outstanding shares	$2,565
	Shares outstanding	101
	Net asset value per share	$25.40
Class R5	Net assets applicable to outstanding shares	$2,565
	Shares outstanding	101
	Net asset value per share	$25.40
Class T	Net assets applicable to outstanding shares	$163,545,560
	Shares outstanding	6,630,555
	Net asset value per share	$24.67	(a)
Class W	Net assets applicable to outstanding shares	$3,006
	Shares outstanding	121
	Net asset value per share	$24.84
Class Y	Net assets applicable to outstanding shares	$18,115,810
	Shares outstanding	713,106
	Net asset value per share	$25.40
Class Z	Net assets applicable to outstanding shares	$872,751,917
	Shares outstanding	34,368,914
	Net asset value per share	$25.39

(a)  The maximum offering price per share for Class A is $26.34 and Class T is $26.18. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)  The maximum offering price per share for Class E is $25.97. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.50%.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Large Cap Growth Fund

For the Six Months Ended March 31, 2011 (Unaudited)

		($)
Net Investment Income	Dividends	8,486,014
	Interest	3,810
	Dividends from affiliates	255
	Foreign taxes withheld	(2,533)
	Total Income	8,487,546
Expenses	Investment management fees	3,614,630
	Distribution fees
	Class B	53,709
	Class C	64,627
	Class E	7,019
	Class F	1,865
	Class R	7
	Service fees
	Class A	204,432
	Class B	17,901
	Class C	21,543
	Class E	17,553
	Class F	621
	Class W	3
	Shareholder service fee—Class T	233,687
	Transfer agent fees
	Class A	121,790
	Class B	10,506
	Class C	12,817
	Class E	10,396
	Class F	371
	Class R	2
	Class R4	—	*
	Class R5	—	*
	Class T	116,090
	Class W	2
	Class Y	17
	Class Z	656,881
	Administration fees	353,147
	Plan administration services fee—Class R4	—	*
	Compensation of board members	35,152
	Pricing and bookkeeping fees	68,328
	Custodian fees	18,520
	Printing and postage fees	169,456
	Registration fees	104,398
	Professional fees	60,867
	Line of credit interest expense	2,665
	Chief compliance officer expenses	991
	Other	26,403
	Total Expenses	6,006,396
	Earnings credits on cash balances	(38)
	Total Net Expenses	6,006,358
	Net Investment Income	2,481,188
Realized and Unrealized Gain (Loss)—Net
	Net realized gain (loss) on:
	Investments	114,968,915
	Net realized gain	114,968,915
	Net change in unrealized appreciation (depreciation) on:
	Investments	144,349,275
	Net change in unrealized appreciation	144,349,275
	Net Realized and Unrealized Gain	259,318,190
	Net Increase in Net Assets Resulting from Operations	261,799,378

*  Rounds to less than $1.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Large Cap Growth Fund

		(Unaudited) Six Months Ended March 31, 2011 ($)	Year Ended September 30, 2010 ($)
Operations	Net investment income	2,481,188	4,483,519
	Net realized gain	114,968,915	132,553,843
	Net change in unrealized appreciation (depreciation)	144,349,275	(6,602,770)
	Net increase in net assets resulting from operations	261,799,378	130,434,592
Distributions to Shareholders	Net investment income:
	Class A	(311,607)	(706,752)
	Class E	(14,099)	(52,446)
	Class I	(877,728)	—
	Class T	(228,135)	(644,779)
	Class W	(5)	—
	Class Y	(122,643)	(144,925)
	Class Z	(3,736,649)	(6,417,493)
	Total distributions to shareholders	(5,290,866)	(7,966,395)
	Decrease in net assets from share transactions	(69,294,553)	(207,285,552)
	Proceeds from regulatory settlement (see Note 6)	—	24,162
	Total increase (decrease) in net assets	187,213,959	(84,793,193)
Net Assets	Beginning of period	1,219,220,273	1,304,013,466
	End of period	1,406,434,232	1,219,220,273
	Undistributed net investment income	187,279	2,996,957

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Large Cap Growth Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended March 31, 2011 (a)		Year Ended September 30, 2010 (b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A shares
Subscriptions	360,204	8.331.199	805,686	16,024,417
Distributions reinvested	11,737	267,376	32,869	640,942
Redemptions	(572,190)	(13,247,143)	(1,414,921)	(27,969,499)
Net decrease	(200,249)	(4,648,568)	(576,366)	(11,304,140)
Class B shares
Subscriptions	9,919	215,017	20,276	375,246
Redemptions	(193,203)	(4,112,138)	(696,983)	(12,816,473)
Net decrease	(183,284)	(3,897,121)	(676,707)	(12,441,227)
Class C shares
Subscriptions	36,925	791,678	59,499	1,084,006
Redemptions	(85,222)	(1,799,864)	(215,573)	(3,928,733)
Net decrease	(48,297)	(1,008,186)	(156,074)	(2,844,727)
Class E shares
Subscriptions	647	15,339	932	18,418
Distributions reinvested	619	14,084	2,687	52,351
Redemptions	(22,654)	(524,838)	(83,767)	(1,658,131)
Net decrease	(21,388)	(495,415)	(80,148)	(1,587,362)
Class F shares
Subscriptions	3,005	65,250	6,919	120,000
Redemptions	—	—	(1,365)	(25,254)
Net increase	3,005	65,250	5,554	94,746
Class I shares
Subscriptions	9,057,021	202,639,245	118	2,500
Distributions reinvested	37,702	877,713	—	—
Redemptions	(3,918,577)	(94,250,979)	—	—
Net increase	5,176,146	109,265,979	118	2,500
Class R shares
Subscriptions	—	—	121	2,500
Net increase	—	—	121	2,500
Class R4 shares
Subscriptions	101	2,500	—	—
Net increase	101	2,500	—	—
Class R5 shares
Subscriptions	101	2,500	—	—
Net increase	101	2,500	—	—

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Large Cap Growth Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended March 31, 2011 (a)		Year Ended September 30, 2010 (b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class T shares
Subscriptions	41,455	960,959	82,332	1,626,732
Distributions reinvested	7,267	164,449	32,478	629,102
Redemptions	(434,240)	(9,927,325)	(878,814)	(17,268,207)
Net decrease	(385,518)	(8,801,917)	(764,004)	(15,012,373)
Class W shares
Subscriptions	7	149	121	2,500
Redemptions	(7)	(153)	—	—
Net increase (decrease)	—	(4)	121	2,500
Class Y shares
Subscriptions	—	—	241,185	4,654,648
Distributions reinvested	3	71	5	97
Redemptions	(340,577)	(8,012,793)	(56,363)	(1,164,873)
Net increase (decrease)	(340,574)	(8,012,722)	184,827	3,489,872
Class Z shares
Subscriptions	791,823	18,683,966	3,131,342	62,888,945
Distributions reinvested	92,637	2,156,589	184,404	3,673,328
Redemptions	(7,275,589)	(172,607,404)	(11,558,386)	(234,250,114)
Net decrease	(6,391,129)	(151,766,849)	(8,242,640)	(167,687,841)
Total net decrease	(2,391,086)	(69,294,553)	(10,305,198)	(207,285,552)

(a)  Class R4 and Class R5 shares are for the period from March 7, 2011 (when shares became effective) to March 31, 2011.

(b)  Class I, Class R and Class W shares are for the period from September 27, 2010 (when shares became available) to September 30, 2010.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$20.64		$18.77		$19.57		$26.76		$22.27		$21.11
Income from Investment Operations:
Net investment income	.02		.04		.07		.01		.02		.01
Net realized and unrealized gain (loss)	4.21		1.92		(.86)		(5.40)		4.87		1.19
Total from investment operations	4.23		1.96		(.79)		(5.39)		4.89		1.20
Less Distributions to Shareholders from:
Net investment income	(.04)		(.09)		(.02)		—		(.03)		(.04)
Net realized gains	—		—		—		(1.81)		(.37)		—
Total distributions to shareholders	(.04)		(.09)		(.02)		(1.81)		(.40)		(.04)
Proceeds from Regulatory Settlement	—		.00	(a)	.01		.01		—		—
Net Asset Value, End of Period	$24.83		$20.64		$18.77		$19.57		$26.76		$22.27
Total return	20.53%		10.48%		(3.97)%		(21.73)%		22.19%		5.69%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	1.03	%(c)(d)	1.10	%(d)	1.13	%(d)	1.02%		1.00	%(d)	1.01	%(d)
Net expenses after fees waived or expenses reimbursed (e)	1.03	%(c)(d)(f)	1.10	%(d)(f)	1.13	%(d)(f)	1.02	%(g)	1.00	%(d)(f)	1.01	%(d)(f)
Net investment income	0.15	%(c)(f)	0.19	%(f)	0.43	%(f)	0.01	%(g)	0.07	%(f)	0.07	%(f)
Supplemental Data:
Net assets, end of period (in thousands)	$173,669		$148,455		$145,825		$156,585		$167,408		$125,124
Portfolio turnover	55%		122%		146%		164%		151%		171%

See Accompanying Notes to Financial Highlights.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$18.97		$17.30		$18.15		$25.12		$21.05		$20.07
Income from Investment Operations:
Net investment loss	(.06)		(.10)		(.04)		(.17)		(.16)		(.13)
Net realized and unrealized gain (loss)	3.88		1.77		(.82)		(5.00)		4.60		1.11
Total from investment operations	3.82		1.67		(.86)		(5.17)		4.44		.98
Less Distributions to Shareholders from:
Net realized gains	—		—		—		(1.81)		(.37)		—
Proceeds from Regulatory Settlement	—		.00	(a)	.01		.01		—		—
Net Asset Value, End of Period	$22.79		$18.97		$17.30		$18.15		$25.12		$21.05
Total return	20.14%		9.65%		(4.68)%		(22.31)%		21.31%		4.88%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	1.78	%(c)(d)	1.85	%(d)	1.88	%(d)	1.77%		1.75	%(d)	1.76	%(d)
Net expenses after fees waived or expenses reimbursed (e)	1.78	%(c)(d)(f)	1.85	%(d)(f)	1.88	%(d)(f)	1.77	%(g)	1.75	%(d)(f)	1.76	%(d)(f)
Net investment loss	(0.59	)%(c)(f)	(0.56	)%(f)	(0.30	)%(f)	(0.77	)%(g)	(0.69	)%(f)	(0.72	)%(f)
Supplemental Data:
Net assets, end of period (in thousands)	$13,272		$14,527		$24,951		$58,609		$168,284		$227,160
Portfolio turnover	55%		122%		146%		164%		151%		171%

See Accompanying Notes to Financial Highlights.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$18.98		$17.31		$18.16		$25.14		$21.06		$20.10
Income from Investment Operations:
Net investment loss	(.06)		(.10)		(.05)		(.16)		(.16)		(.13)
Net realized and unrealized gain (loss)	3.88		1.77		(.81)		(5.02)		4.61		1.09
Total from investment operations	3.82		1.67		(.86)		(5.18)		4.45		.96
Less Distributions to Shareholders from:
Net realized gains	—		—		—		(1.81)		(.37)		—
Proceeds from Regulatory Settlement	—		.00	(a)	.01		.01		—		—
Net Asset Value, End of Period	$22.80		$18.98		$17.31		$18.16		$25.14		$21.06
Total return	20.13%		9.65%		(4.68)%		(22.33)%		21.34%		4.78%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	1.78	%(c)(d)	1.85	%(d)	1.88	%(d)	1.77%		1.75	%(d)	1.76	%(d)
Net expenses after fees waived or expenses reimbursed (e)	1.78	%(c)(d)(f)	1.85	%(d)(f)	1.88	%(d)(f)	1.77	%(g)	1.75	%(d)(f)	1.76	%(d)(f)
Net investment loss	(0.60	)%(c)(f)	(0.55	)%(f)	(0.33	)%(f)	(0.75	)%(g)	(0.68	)%(f)	(0.69	)%(f)
Supplemental Data:
Net assets, end of period (in thousands)	$18,105		$15,990		$17,283		$21,208		$31,834		$31,046
Portfolio turnover	55%		122%		146%		164%		151%		171%

See Accompanying Notes to Financial Highlights.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class E Shares	2011		2010		2009		2008		2007		2006 (h)
Net Asset Value, Beginning of Period	$20.60		$18.73		$19.53		$26.74		$22.27		$22.13
Income from Investment Operations:
Net investment income (loss)	.01		.02		.05		(.02)		(.01)		(.00	)(a)
Net realized and unrealized gain (loss)	4.21		1.93		(.86)		(5.39)		4.87		.14
Total from investment operations	4.22		1.95		(.81)		(5.41)		4.86		.14
Less Distributions to Shareholders from:
Net investment income	(.02)		(.08)		(.00	)(a)	—		(.02)		—
Net realized gains	—		—		—		(1.81)		(.37)		—
Total distributions to shareholders	(.02)		(.08)		(.00	)(a)	(1.81)		(.39)		—
Proceeds from Regulatory Settlement	—		.00	(a)	.01		.01		—		—
Net Asset Value, End of Period	$24.80		$20.60		$18.73		$19.53		$26.74		$22.27
Total Return	20.51%		10.41%		(4.09)%		(21.82)%		22.07%		0.63%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	1.13	%(c)(d)	1.20	%(d)	1.23	%(d)	1.12%		1.10	%(d)	1.12	%(c)(d)
Net expenses after fees waived or expenses reimbursed (e)	1.13	%(c)(d)(f)	1.20	%(d)(f)	1.23	%(d)(f)	1.12	%(g)	1.10	%(d)(f)	1.12	%(c)(d)(f)
Net investment income (loss)	0.06	%(c)(f)	0.10	%(f)	0.33	%(f)	(0.09	)%(g)	(0.03	)%(f)	(0.23	)%(c)(f)
Supplemental Data:
Net assets, end of period (in thousands)	$14,879		$12,800		$13,144		$14,782		$18,185		$13,071
Portfolio Turnover	55%		122%		146%		164%		151%		171%

See Accompanying Notes to Financial Highlights.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class F Shares	2011		2010		2009		2008		2007		2006 (h)
Net Asset Value, Beginning of Period	$18.96		$17.29		$18.14		$25.11		$21.05		$20.93
Income from Investment Operations:
Net investment loss	(.06)		(.10)		(.05)		(.18)		(.16)		(.00	)(a)
Net realized and unrealized gain (loss)	3.87		1.77		(.81)		(4.99)		4.59		.12
Total from investment operations	3.81		1.67		(.86)		(5.17)		4.43		.12
Less Distributions to Shareholders from:
Net realized gains	—		—		—		(1.81)		(.37)		—
Proceeds from Regulatory Settlement	—		.00	(a)	.01		.01		—		—
Net Asset Value, End of Period	$22.77		$18.96		$17.29		$18.14		$25.11		$21.05
Total return	20.09%		9.66%		(4.69)%		(22.31)%		21.26%		0.57%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	1.78	%(c)(d)	1.85	%(d)	1.88	%(d)	1.77%		1.75	%(d)	1.77	%(c)(d)
Net expenses after fees waived or expenses reimbursed (e)	1.78	%(c)(d)(f)	1.85	%(d)(f)	1.88	%(d)(f)	1.77	%(g)	1.75	%(d)(f)	1.77	%(c)(d)(f)
Net investment loss	(0.60	)%(c)(f)	(0.55	)%(f)	(0.32	)%(f)	(0.80	)%(g)	(0.70	)%(f)	(0.88	)%(c)(f)
Supplemental Data:
Net assets, end of period (in thousands)	$579		$425		$292		$380		$2,915		$5,319
Portfolio turnover	55%		122%		146%		164%		151%		171%

See Accompanying Notes to Financial Highlights.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class I Shares	(Unaudited) Six Months Ended March 31, 2011		Year Ended September 30, 2010 (i)
Net Asset Value, Beginning of Period	$21.14		$21.18
Income from Investment Operations:
Net investment income	.08		.00	(a)
Net realized and unrealized gain (loss)	4.31		(.04)
Total from investment operations	4.39		(.04)
Less Distributions to Shareholders from:
Net investment income	(.12)		—
Net Asset Value, End of Period	$25.41		$21.14
Total return	20.82%		(0.19)%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	0.64	%(c)(d)	0.60	%(c)
Net expenses after fees waived or expenses reimbursed (e)	0.64	%(c)(d)(f)	0.60	%(c)(f)
Net investment income	0.69	%(c)(f)	1.89	%(c)(f)
Supplemental Data:
Net assets, end of period (in thousands)	$131,505		$2
Portfolio turnover	55%		122%

See Accompanying Notes to Financial Highlights.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	(Unaudited) Six Months Ended March 31, 2011		Year Ended September 30, 2010 (i)
Net Asset Value, Beginning of Period	$20.64		$20.68
Income from Investment Operations:
Net investment income (loss)	(.00	)(a)	.00	(a)
Net realized and unrealized gain (loss)	4.22		(.04)
Total from investment operations	4.22		(.04)
Net Asset Value, End of Period	$24.86		$20.64
Total return	20.45%		(0.19)%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	1.22	%(c)(d)	1.21	%(c)
Net expenses after fees waived or expenses reimbursed (e)	1.22	%(c)(d)(f)	1.21	%(c)(f)
Net investment income (loss)	(0.03	)%(c)(f)	1.28	%(c)(f)
Supplemental Data:
Net assets, end of period (in thousands)	$3		$2
Portfolio turnover	55%		122%

See Accompanying Notes to Financial Highlights.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class R4 Shares	(Unaudited) Six Months Ended March 31, 2011 (j)
Net Asset Value, Beginning of Period	$24.86
Income from Investment Operations:
Net investment loss	(.00	)(a)
Net realized and unrealized gain	.54
Total from investment operations	.54
Net Asset Value, End of Period	$25.40
Total return	2.17%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	0.94	%(c)
Net expenses after fees waived or expenses reimbursed (e)	0.94	%(c)(f)
Net investment loss	(0.01	)%(c)(f)
Supplemental Data:
Net assets, end of period (in thousands)	$3
Portfolio turnover	55%

See Accompanying Notes to Financial Highlights.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class R5 Shares	(Unaudited) Six Months Ended March 31, 2011 (j)
Net Asset Value, Beginning of Period	$24.86
Income from Investment Operations:
Net investment income	.00	(a)
Net realized and unrealized gain	.54
Total from investment operations	.54
Net Asset Value, End of Period	$25.40
Total return	2.17%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	0.66	%(c)
Net expenses after fees waived or expenses reimbursed (e)	0.66	%(c)(f)
Net investment income	0.03	%(c)(f)
Supplemental Data:
Net assets, end of period (in thousands)	$3
Portfolio turnover	55%

See Accompanying Notes to Financial Highlights.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$20.49		$18.64		$19.42		$26.58		$22.13		$20.98
Income from Investment Operations:
Net investment income (loss)	.01		.03		.06		(.01)		.01		.01
Net realized and unrealized gain (loss)	4.20		1.90		(.85)		(5.35)		4.84		1.17
Total from investment operations	4.21		1.93		(.79)		(5.36)		4.85		1.18
Less Distributions to Shareholders from:
Net investment income	(.03)		(.08)		—		—		(.03)		(.03)
Net realized gains	—		—		—		(1.81)		(.37)		—
Total distributions to shareholders	(.03)		(.08)		—		(1.81)		(.40)		(.03)
Proceeds from Regulatory Settlement	—		.00	(a)	.01		.01		—		—
Net Asset Value, End of Period	$24.67		$20.49		$18.64		$19.42		$26.58		$22.13
Total return	20.58%		10.40%		(4.02)%		(21.76)%		22.14%		5.63%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	1.08	%(c)(d)	1.15	%(d)	1.18	%(d)	1.07%		1.05	%(d)	1.06	%(d)
Net expenses after fees waived or expenses reimbursed (e)	1.08	%(c)(d)(f)	1.15	%(d)(f)	1.18	%(d)(f)	1.07	%(g)	1.05	%(d)(f)	1.06	%(d)(f)
Net investment income (loss)	0.11	%(c)(f)	0.15	%(f)	0.38	%(f)	(0.05	)%(g)	0.02	%(f)	0.06	%(f)
Supplemental Data:
Net assets, end of period (in thousands)	$163,546		$143,784		$145,011		$169,295		$244,901		$209,952
Portfolio turnover	55%		122%		146%		164%		151%		171%

See Accompanying Notes to Financial Highlights.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class W Shares	(Unaudited) Six Months Ended March 31, 2011		Year Ended September 30, 2010 (i)
Net Asset Value, Beginning of Period	$20.64		$20.68
Income from Investment Operations:
Net investment income	.03		.00	(a)
Net realized and unrealized gain (loss)	4.21		(.04)
Total from investment operations	4.24		(.04)
Less Distributions to Shareholders from:
Net investment income	(.04)		—
Net Asset Value, End of Period	$24.84		$20.64
Total return	20.58%		(0.19)%
Ratios to Average Net Assets (b)
Expenses prior to fees waived or expenses reimbursed	0.97	%(c)(d)	0.96	%(c)
Net expenses after fees waived or expenses reimbursed (e)	0.97	%(c)(d)(f)	0.96	%(c)(f)
Net investment income	0.22	%(c)(f)	1.52	%(c)(f)
Supplemental Data:
Net assets, end of period (in thousands)	$3		$2
Portfolio turnover	55%		122%

See Accompanying Notes to Financial Highlights.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended
	March 31,		Year Ended September 30,
Class Y Shares	2011		2010		2009 (k)
Net Asset Value, Beginning of Period	$21.14		$19.20		$17.02
Income from Investment Operations:
Net investment income	.07		.13		.03
Net realized and unrealized gain	4.31		1.97		2.15
Total from investment operations	4.38		2.10		2.18
Less Distributions to Shareholders from:
Net investment income	(.12)		(.16)		—
Proceeds from Regulatory Settlement	—		.00	(a)	—
Net Asset Value, End of Period	$25.40		$21.14		$19.20
Total return	20.77%		11.01%		12.81%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	0.63	%(c)(d)	0.64	%(d)	0.63	%(c)(d)
Net expenses after fees waived or expenses reimbursed (e)	0.63	%(c)(d)(f)	0.64	%(d)(f)	0.63	%(c)(d)(f)
Net investment income	0.60	%(c)(f)	0.66	%(f)	0.78	%(c)(f)
Supplemental Data:
Net assets, end of period (in thousands)	$18,116		$22,272		$16,686
Portfolio turnover	55%		122%		146%

See Accompanying Notes to Financial Highlights.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$21.12		$19.20		$20.02		$27.32		$22.68		$21.50
Income from Investment Operations:
Net investment income	.05		.09		.11		.06		.08		.08
Net realized and unrealized gain (loss)	4.32		1.96		(.88)		(5.51)		4.97		1.19
Total from investment operations	4.37		2.05		(.77)		(5.45)		5.05		1.27
Less Distributions to Shareholders from:
Net investment income	(.10)		(.13)		(.06)		(.05)		(.04)		(.09)
Net realized gains	—		—		—		(1.81)		(.37)		—
Total distributions to shareholders	(.10)		(.13)		(.06)		(1.86)		(.41)		(.09)
Proceeds from Regulatory Settlement	—		.00	(a)	.01		.01		—		—
Net Asset Value, End of Period	$25.39		$21.12		$19.20		$20.02		$27.32		$22.68
Total return	20.71%		10.74%		(3.71)%		(21.55)%		22.53%		5.92%
Ratios to Average Net Assets (b):
Expenses prior to fees waived or expenses reimbursed	0.78	%(c)(d)	0.85	%(d)	0.88	%(d)	0.77%		0.75	%(d)	0.76	%(d)
Net expenses after fees waived or expenses reimbursed (e)	0.78	%(c)(d)(f)	0.85	%(d)(f)	0.88	%(d)(f)	0.77	%(g)	0.75	%(d)(f)	0.76	%(d)(f)
Net investment income	0.41	%(c)(f)	0.45	%(f)	0.67	%(f)	0.25	%(g)	0.32	%(f)	0.35	%(f)
Supplemental Data:
Net assets, end of period (in thousands)	$872,752		$860,959		$940,823		$979,353		$1,302,932		$1,169,103
Portfolio turnover	55%		122%		146%		164%		151%		171%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  For the period from September 22, 2006 (when shares became available) to September 30, 2006.

(i)  For the period from September 27, 2010 (when shares became available) to September 30, 2010.

(j)  For the period from March 7, 2011 (when shares became effective) to March 31, 2011.

(k)  For the period from July 15, 2009 (when shares became available) to September 30, 2009.

Notes to Financial Statements – Columbia Large Cap Growth Fund

March 31, 2011 (Unaudited)

Note 1. Organization

Columbia Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R4, Class R5, Class T, Class W, Class Y, and Class Z shares. On December 10, 2010, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), exchanged Class Z shares of the Fund valued at $31,080,051 for Class I shares of the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class E shares are closed to new investors and new accounts. Class E shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class E shares are subject to a maximum front-end sales charge of 4.50% based on the investment amount. Class E shares purchased without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within one year after purchase.

Class F shares are closed to new investors and new accounts. Class F shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class F shares will generally convert to Class E shares eight years after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

The Fund is authorized to issue Class R4 and Class R5 shares, which are not subject to sales charges; however, these share classes are closed to new investors. Class R4 and Class R5 shares became effective on March 7, 2011.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are available only to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect

Columbia Large Cap Growth Fund, March 31, 2011 (Unaudited)

the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Columbia Large Cap Growth Fund, March 31, 2011 (Unaudited)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.70% to 0.45% as the Fund's net assets increase. The annualized effective management fee rate for the six months ended March 31, 2011 was 0.51% of the Fund's average daily net assets.

In September 2010, the Board approved an amended IMSA that includes a management fee rate that declines from 0.71% to 0.54% as the Fund's net assets increase and would increase the management fees payable to the Investment Manager at certain asset levels. The

Columbia Large Cap Growth Fund, March 31, 2011 (Unaudited)

amended IMSA was approved by the Fund's shareholders at a meeting held on February 15, 2011. The amended IMSA was effective on April 1, 2011.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager provides administration and accounting services to the Fund. The Fund pays an annual fee equal to 0.05% of the Fund's average daily net assets.

In September 2010, the Board approved an amended Administrative Services Agreement that includes an administrative fee rate that declines from 0.06% to 0.03% as the Fund's net assets increase and would increase the administrative fees payable to the Investment Manager at certain asset levels. The amended Administrative Services Agreement was effective on April 1, 2011.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Deferred Trustees Compensation

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Compensation of Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay any transfer agency fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the Class R4 and Class R5 shares.

Columbia Large Cap Growth Fund, March 31, 2011 (Unaudited)

For the six months ended March 31, 2011, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.15%
Class C	0.15%
Class E	0.15%
Class F	0.15%
Class R	0.15%
Class R4	0.05%
Class R5	0.05%
Class T	0.15%
Class W	0.15%
Class Y	0.00%*
Class Z	0.15%

*  Rounds to less than 0.01%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Plan Administration Fee

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% of the average daily net assets attributable to Class A and Class E shares, 0.75% of the average daily net assets attributable to Class B, Class C and Class F shares, 0.50% of the average daily net assets attributable to Class R shares and 0.25% of the average daily net assets attributable to Class W shares.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. For the six month period ended March 31, 2011, the annualized shareholder services fee was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $6,058 for Class A, $6,499 for Class B, $964 for Class C, $78 for Class E and $2,020 for Class T for the six months ended March 31, 2011.

Columbia Large Cap Growth Fund, March 31, 2011 (Unaudited)

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses, through September 30, 2011, so that the Fund's ordinary operating expenses (excluding certain expenses described below), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.25%, 2.00%, 2.00%, 1.35%, 2.00%, 0.85%, 1.50%, 1.15%, 0.90%, 1.30%, 1.25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares, respectively. The following expenses are excluded from the Fund's ordinary operating expenses when calculating the cap, and therefore will be paid by the Fund: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

Effective April 1, 2011, the Investment Manager and certain affiliates have contractually extended this expense reimbursement agreement through January 31, 2013 at the same rates.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations.

At March 31, 2011, the cost of investments for federal income tax purposes was approximately $1,043,137,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$367,703,000
Unrealized depreciation	(7,705,000)
Net unrealized appreciation	$359,998,000

The following capital loss carryforward, determined as of September 30, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2011	$5,529,590
2017	101,274,621
2018	144,439,858
Total	$251,244,069

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $769,716,331 and $859,917,379, respectively, for the six months ended March 31, 2011.

Note 6. Regulatory Settlements

During the year ended September 30, 2010, the Fund received a payment of $24,162 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits were recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had

Columbia Large Cap Growth Fund, March 31, 2011 (Unaudited)

not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period through March 25, 2011, these credits reduced total expenses by $38.

Note 8. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 22.5% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund. In addition, the Investment Manager and/or affiliates owned 100% of Class I, Class R, Class R4, Class R5 and Class W shares.

Note 10. Line of Credit

Effective March 28, 2011, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective for the Fund on March 28, 2011, replacing a prior credit facility with State Street (as discussed below). The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The collective borrowing amount will increase in two stages during 2011 to a final collective borrowing amount of $500 million.

Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. For the six month period ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $3,389,474 at a weighted average interest rate of 1.49%.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 and Note 10 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further

Columbia Large Cap Growth Fund, March 31, 2011 (Unaudited)

proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007, summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
824,713,811	55,300,397	21,166,539	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Growth Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Large Cap Growth Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1720 A (05/11)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 20, 2011

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	May 20, 2011